                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

EXHIBIT 10.2


                              AGREEMENT FOR LEASE
                              -------------------


         Agreement for Lease dated as of September 9, 1999 (as the same may be amended, restated, modified or supplemented from time to time, this "AGREEMENT"), among TCA Network Funding, Limited Partnership, a Delaware limited partnership ("OWNER") and TA Operating Corporation, a Delaware corporation and National Auto/Truckstops, Inc., a Delaware corporation, as agents.

         WHEREAS, Owner may from time to time acquire either (i) a fee interest or (ii) a leasehold interest pursuant to a Ground Lease (hereinafter defined) in certain Unit Premises (hereinafter defined); and

         WHEREAS, on or about the date of this Agreement, Owner and Agent (hereinafter defined) propose to enter into a Lease (hereinafter defined), providing for the lease or sublease by Agent of each Unit Premises and the Unit Improvements and Unit FF&E (each hereinafter defined) which will be constructed and furnished on each Unit Premises pursuant to the terms of this Agreement; and

         WHEREAS, Owner desires to appoint Agent to act as agent for Owner in connection with the selection of Owner's fee and/or leasehold interests in Unit Premises from time to time, and with the construction of Unit Improvements and the installation of Unit FF&E (hereinafter defined) thereon, if any, and in connection with all matters related to such construction, and Agent wishes to accept such appointment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Agent hereby agree as follows:

         SECTION 1. DEFINITIONS

         1.1 DEFINED TERMS. For the purposes of this Agreement each of the following terms shall have the meaning specified with respect thereto:

         ACCRUED DEFAULT OBLIGATIONS: Defined in subsection 11.2 hereof.

         ACQUISITION CERTIFICATE: The written certification of Agent to be delivered to Owner in connection with the request for an Initial Advance hereunder, which contains the information and representations of Agent as required by Section 4 of this Agreement, and which is substantially in the form of Exhibit C hereto.

         AFFILIATE: Defined pursuant to subsection 1.2 hereof.



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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY




         AFL UNIT LEASING RECORD: An instrument, substantially in the form of Exhibit B hereto, evidencing the sublease of a Unit under the Lease, which Unit is subject to a Ground Lease, or an instrument evidencing the lease of a Unit under the Lease.

         AGENT: Each of TA Operating Corporation and National Auto/Truckstops, Inc., in its joint and several capacity. Each of TA Operating Corporation and National Auto/Truckstops, Inc. are hereinafter sometimes referred to as "Agent" and as "Agents". TA Operating Corporation will act as agent for each Unit Premises described on Exhibit K hereto and National Auto/Truckstops, Inc. will act as agent for each Unit Premises described on Exhibit L hereto; PROVIDED, HOWEVER, that TA Operating Corporation and National Auto/Truckstops, Inc. will be jointly and severally liable to Owner for any and all obligations of Agent or Agents under this Agreement.

         AGREEMENT: This Agreement for Lease, as the same may be amended, restated, modified or supplemented from time to time.

         APPLICABLE USURY LAW: Defined in Section 19 hereof.

         ASSIGNEE: Each Person to which any part of Owner's interest under this Agreement or in any Unit Premises, Unit Improvements, Unit FF&E or Unit shall at the time have been assigned, conditionally or otherwise, by Owner in accordance with Section 17 of this Agreement. For purposes of subsection 8.4, subsection 8.5, subsection 8.7, subsection 8.10, subsection 9.3(d), subsection 11.3(i), paragraph (b) of Section 12, clause (iii) of paragraph (a) of Section 16, the last sentence of paragraph (b) of Section 17 and subsection 18.4 hereof, the term "Assignee" shall include each lender to Owner that is a signatory to a Credit Agreement.

         AVAILABLE COMMITMENT: At the time of determination, an amount equal to the excess of (a) the sum of (i) the aggregate commitment to lend under a Credit Agreement or Credit Agreements and (ii) Owner's existing equity capital and additional equity capital contributions which are then available to Owner over (b) the sum, without duplication, of (i) the aggregate amount of all advances theretofore made pursuant to Section 3 hereof with respect to Units subject to this Agreement at such time, (ii) Financing Costs theretofore incurred by Owner and not reimbursed by Agent with respect to Units subject to this Agreement at such time and (iii) the aggregate Acquisition Cost (as defined in the Lease) of all Property and Equipment (as said terms are defined in the Lease) leased under the Lease at such time and for which the Lease Term (as defined in the Lease) has commenced with respect thereto.

         BP ENVIRONMENTAL AGREEMENT: The Environmental Agreement, dated as of July 22, 1993, among BP Exploration & Oil Inc., TA Operating Corporation and certain other parties, as the same may be amended, restated, modified or supplemented from time to time.

         BUSINESS DAY: Defined pursuant to subsection 1.2 hereof.

         CERTIFICATE OF INCREASED COST: The certificate delivered by Agent to Owner pursuant to Section 7 hereof in connection with a request for a Completion Advance, and which is substantially in the form of Exhibit F hereto.




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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

         CERTIFICATE OF SUBSTANTIAL COMPLETION: The certificate or certificates delivered by Agent to Owner pursuant to Section 6 hereof in connection with a request for a Final Advance, and which is substantially in the form of Exhibit E hereto.

         CODE: The Internal Revenue Code of 1986, as amended.

         COMPLETION ADVANCE: Any advance made by Owner upon satisfaction of the conditions set forth in Section 7 hereof.

         CONSTRUCTION AGREEMENT: Each agreement between Agent, acting on behalf of Owner, and a General Contractor, providing for the construction of Unit Improvements, as the same may be amended, restated, modified or supplemented from time to time in accordance with this Agreement.

         CONSTRUCTION DOCUMENTS: The collective reference to the Construction Agreement(s), the Unit Plans, the Permits and all other agreements entered into by Agent with respect to constructing, equipping, furnishing and decorating any Unit.

         CREDIT AGREEMENT: Defined pursuant to subsection 1.2 hereof.

         EFFECTIVE DATE: Defined pursuant to subsection 1.2 hereof.

         ENVIRONMENTAL APPROVALS: Defined pursuant to subsection 1.2 hereof.

         ENVIRONMENTAL DAMAGES: Defined pursuant to subsection 1.2 hereof.

         ENVIRONMENTAL DOCUMENTS: Defined in paragraph (v) of Section 4 hereof.

         ENVIRONMENTAL LIEN: Defined pursuant to subsection 1.2 hereof.

         ENVIRONMENTAL MATTERS: Defined pursuant to subsection 1.2 hereof.

         ENVIRONMENTAL REQUIREMENTS: Defined pursuant to subsection 1.2 hereof.

         EQUIPMENT: Defined pursuant to subsection 1.2 hereof.

         EQUITY CAPITAL: At the time of determination, the aggregate amount of cash contributions to Owner's capitalization made by Owner's general partner and limited partners constituting a part of Unit Acquisition Cost with respect to all Units subject to this Agreement, plus any undistributed Return on Equity Capital with respect to such Units, less the aggregate amount of any returns of capital made to such partners at such time with respect to such Units.

         ERISA: Defined pursuant to subsection 1.2 hereof.

         ERISA AFFILIATE: Defined pursuant to subsection 1.2 hereof.

         ERISA PLAN: Defined pursuant to subsection 1.2 hereof.



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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



         EVENT OF DEFAULT: Any of the events specified in subsection 11.1 hereof, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         EVENT OF UNIT TERMINATION: Any of the events specified in subsection
11.3 hereof, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         FF&E SPECIFICATIONS: The master list, if any, of furniture, fixtures and equipment which will be used in connection with the Unit Improvements appended hereto as Exhibit G, as the same may be amended, modified, or supplemented from time to time with Owner's prior written consent, which consent shall not be unreasonably withheld or delayed.

         FINAL ADVANCE: The advance made by Owner upon satisfaction of the conditions of Section 6 hereof.

         FINANCING COSTS: All interest costs (including, without limitation, interest at a default rate and any interest costs accruing after the commencement of a bankruptcy or similar proceeding), other costs, fees and expenses incurred by Owner under a Credit Agreement, the Management Fee and all costs incurred in connection with obtaining and maintaining equity financing, including, without limitation, Return on Equity Capital.

         FORCE MAJEURE DELAY: Any delay caused by conditions beyond the reasonable control of Agent, including, without limitation, acts of God or the elements, fire, strikes, labor disputes and delays in delivery of material and disruption of shipping, but excluding any event, cause or condition that results from Agent's financial condition or failure to pay any amount due under this Agreement, the Lease or any Construction Document or any event, cause or condition which could have been avoided or which could be remedied through the exercise of commercially reasonable efforts or the commercially reasonable expenditure of funds, provided that no such delay or delays shall have the effect of extending the Unit Completion Date beyond two hundred seventy (270) days in the aggregate.

         GAAP: Defined pursuant to subsection 1.2 hereof.

         GENERAL CONTRACTOR: Any contractor or contractors as may be engaged by Agent from time to time for construction of Unit Improvements.

         GENERAL PARTNER: TCA Network Capital, Inc., a Delaware corporation, and its successors and assigns, as the general partner of Owner.

         GOVERNMENTAL ACTION: Defined in subsection 8.5 hereof.

         GOVERNMENTAL AUTHORITY: Any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         GROUND LEASE: Each ground lease (which must be a Mortgageable Ground Lease) pursuant to which a leasehold interest in a Unit Premises is being leased to Owner.



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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY




         GUARANTOR: TravelCenters of America, Inc., a Delaware corporation (an Affiliate of Agent), and its successors.

         GUARANTY: The Guaranty, dated as of the date hereof, from the Guarantor to Owner, as the same may be amended, restated, modified or supplemented from time to time.

         HAZARDOUS SUBSTANCES: Defined pursuant to subsection 1.2 hereof.

         INDEBTEDNESS: Defined pursuant to subsection 1.2 hereof.

         INDEMNIFIED PERSON: Defined in Section 12 hereof.

         INITIAL ADVANCE: The advance made by Owner upon satisfaction of the conditions set forth in Section 4 hereof.

         INSURANCE REQUIREMENTS: All insurance required to be obtained pursuant to subsection 9.3 hereof and all terms of any such required insurance policy covering or applicable to any Unit Premises, Unit Improvements, Unit FF&E and Unit, all requirements of the issuer of any such policy, all statutory requirements and all orders, rules, regulations and other requirements of any governmental body related to insurance applicable to any Unit Premises, Unit Improvements, Unit FF&E and Unit.

         INTERIM ADVANCE: Any advance made by Owner upon satisfaction of the conditions set forth in Section 5 hereof.

         INTERIM ADVANCE CERTIFICATE: The certificate delivered by Agent to Owner pursuant to Section 5 hereof in connection with a request for an Interim Advance, and which is substantially in the form of Exhibit D hereto.

         LEASE: The Lease Agreement, dated as of the date hereof, by and between Owner, as lessor or sublessor, and Agent, as lessees or sublessees, as the case may be, as it may be amended, restated, modified or supplemented from time to time, a copy of which is attached as Exhibit A hereto.

         LEGAL REQUIREMENTS: All laws, judgments, decrees, ordinances and regulations and any other governmental rules, orders and determinations and all requirements having the force of law, now or hereinafter enacted, made or issued, whether or not presently contemplated, and all agreements, covenants, conditions and restrictions, applicable to each Unit and/or the construction, ownership, operation or use thereof, including, without limitation, compliance with all requirements of labor laws and environmental statutes, compliance with which is required at any time from the date hereof through the term of this Agreement, whether or not such compliance shall require structural, unforeseen or extraordinary changes to any Unit or the operation, occupancy or use thereof.

         LIBOR RATE: Defined pursuant to subsection 1.2 hereof.

         LIEN: Defined pursuant to subsection 1.2 hereof.


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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



         LOSS PAYMENT: At any time, an amount equal to the difference between
(A) 89.9% of (1) where (1) shall equal the sum of (a) all amounts included in the Unit Acquisition Cost of all Units under this Agreement that are capitalizable in accordance with GAAP, plus (b) all Unreimbursed Unit Costs that are capitalizable in accordance with GAAP, plus (2) any other costs and expenses incurred by Owner in connection with the acquisition of any Unit Premises (including any rent paid by Owner to Agent under any Ground Lease), and (B) all Unreimbursed Unit Costs.

         MANAGEMENT FEE: For each full quarterly period (or partial quarterly period) commencing on or after the date hereof and ending on or prior to the Effective Date with respect to each Unit, an amount computed by multiplying the following:

         (a) the Acquisition Cost of all Units subject to this Agreement at the end of such quarterly period (or partial quarterly period), multiplied by

         (b) a fraction having a numerator equal to the number of days in such quarterly period (or partial quarterly period) and a denominator of 365, or in a leap year, 366, multiplied by

         (c) .0015.

         MAXIMUM RATE: Defined in Section 19 hereof.

         MERRILL: Merrill Lynch Money Markets Inc., a Delaware corporation.

         MERRILL LEASING: ML Leasing Equipment Corp., a Delaware corporation.

         MERRILL LYNCH: Merrill Lynch & Co., Inc., a Delaware corporation.

         MORTGAGEABLE GROUND LEASE: Defined pursuant to subsection 1.2 hereof.

         MULTIEMPLOYER PLAN: Defined pursuant to subsection 1.2 hereof.

         NPL: Defined pursuant to subsection 1.2 hereof.

         OPERATIVE DOCUMENTS: Defined pursuant to subsection 1.2 hereof.

         OTHER CHARGES: Defined in Section 19 hereof.

         OWNER: TCA Network Funding, Limited Partnership or any successor or successors to all of its rights and obligations as Owner hereunder and, for purposes of Section 12 hereof, shall include any Person or entity which computes its liability for income or other taxes on a consolidated basis with TCA Network Funding, Limited Partnership or the income of which for purposes of such taxes is, or may be, determined or affected directly or indirectly by the income of Owner or its successor or successors.

         PARTICIPATION AGREEMENT: Defined pursuant to subsection 1.2 hereof.

         PBGC: Defined pursuant to subsection 1.2 hereof.



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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

         PCBS: Defined in paragraph (viii) of subsection 8.17 hereof.

         PERMITS: All consents, licenses, building and operating permits required for construction, completion, and operation of any Unit in accordance with all Legal Requirements affecting such Unit.

         PERMITTED CONTEST: Defined in paragraph (a) of Section 16 hereof.

         PERMITTED JURISDICTIONS: The States of Georgia, Texas, Michigan, New Mexico and Ohio and any other State or States which Owner and Assignee may agree in writing from time to time qualifies as a "Permitted Jurisdiction".

         PERMITTED LIENS: Defined pursuant to subsection 1.2 hereof.

         PERSON: Defined pursuant to subsection 1.2 hereof.

         PLEDGE AGREEMENT: The Pledge Agreement, dated as of the date hereof, by and among Agent, as pledgor, and Owner, as pledgee, as the same may be amended, restated, modified or supplemented from time to time.

         PLEDGED CONTRACTS: The Unocal Environmental Agreement and the BP Environmental Agreement, in each case solely as such agreements relate to any Unit Premises, Unit Improvements, Unit FF&E or Unit under this Agreement or any Property or Equipment (as said terms are defined in the Lease) leased under the Lease from time to time, and all such other contracts listed on Schedule A to the Pledge Agreement.

         POTENTIAL DEFAULT: Any event which, but for the lapse of time, or giving of notice, or both, would constitute an Event of Default.

         POTENTIAL EVENT OF UNIT TERMINATION: Any event which, but for the lapse of time, or giving of notice, or both, would constitute an Event of Unit Termination.

         RELEASE: Defined pursuant to subsection 1.2 hereof.

         REMEDIAL ACTION: Defined pursuant to subsection 1.2 hereof.

         REPORTABLE EVENT: Defined pursuant to subsection 1.2 hereof.

         RESPONSIBLE OFFICER: With respect to a particular Agent, any executive officer or financial officer of such Agent or, if acting as agent of such Agent, any employee of the Guarantor primarily responsible for administering the obligations of such Agent hereunder.

         RETURN ON EQUITY CAPITAL: (i) In respect of any full quarterly period commencing on or after the date hereof and ending on or prior to the Effective Date with respect to each Unit, an amount computed by multiplying the following:

         (a) the Equity Capital at the end of such quarterly period, multiplied by



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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

         (b) a fraction having a numerator equal to the number of days in such quarterly period and a denominator of 360, multiplied by

         (c) the decimal equivalent of a percentage equal to the LIBOR Rate plus 9.5%; and

         (ii) in respect of any partial quarterly period commencing on or after the date hereof and ending on or prior to the Effective Date with respect to each Unit, an amount computed by multiplying the following:

         (a) the Equity Capital at the end of such quarterly period, multiplied by

         (b) a fraction having a numerator equal to the number of days in such partial quarterly period and a denominator of 360, multiplied by

         (c)      the decimal referred to in paragraph (i)(c) above.

         STATED RATE: Defined in Section 19 hereof.

         SUBSTANTIAL COMPLETION: With respect to any Unit, the satisfaction of all requirements of Section 6 hereof.

         TAKING: Defined in Section 15 hereof.

         TITLE COMPANY: First American Title Insurance Company, or such other title insurance company as may be specifically approved by Owner in writing, together with such reinsurers or coinsurers of such title company as may be approved by Owner in writing.

         TRANSACTIONS: Defined in Section 19 hereof.

         TRANSACTION DOCUMENTS: Defined in Section 19 hereof.

         TRAVELCENTERS CREDIT AGREEMENT: The Credit Agreement, dated as of March 21, 1997, as amended and restated as of November 24, 1998, among the Guarantor, the lenders parties thereto and The Chase Manhattan Bank, as Agent for such lenders and as the Fronting Bank and Swingline Lender, as the same may be amended, restated, modified or supplemented from time to time.

         UNIT: Any Unit Premises and the Unit Improvements thereon and related Unit FF&E.

         UNIT ACQUISITION COST: With respect to any Unit the sum, without duplication, of (a) the aggregate amount of advances made pursuant to this Agreement with respect to the Unit and (b) all other costs of Owner (including, without limitation, costs incurred by Agent but reimbursed by Owner) with respect to the Unit (except costs for which Owner has been reimbursed by Agent, pursuant to the provisions of subsection 9.5 or Section 12 hereof) arising from the acquisition, construction, equipping, and financing (including, without limitation, Financing Costs, Owner's out-of-pocket expenses and fee obligations in connection therewith



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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

and payments made by Owner under Section 9 of the Participation Agreement that are to be capitalized into the Unit Acquisition Cost of a Unit in accordance with such Section 9), prior to the lease or sublease of the Unit under the Lease. All costs of Owner related to this Agreement incurred during a calendar year which were not previously allocated to a Unit and not reimbursed by Agent shall be allocated among Units and Parcels of Property (as defined in the Lease) by Owner on or prior to January 10th of the next succeeding year, or the date of any Event of Unit Termination, on a pro-rata basis based upon the Unit Acquisition Cost for all Units or Acquisition Cost (as defined in the Lease) for all Parcels of Property with respect to which an Initial Advance was made during such previous calendar year, and such allocation by Owner shall be in Owner's sole judgment and shall be conclusive.

         UNIT BUDGET: The itemized budget for each Unit prepared by Agent and attached hereto as Exhibit J and any other budget to be prepared by Agent and delivered to Owner prior to the Initial Advance with respect to any Unit (as the same may be amended or modified from time to time in accordance with the provisions thereof), which budget may include costs relating to such of the following as Agent deems to be appropriate: (a) the installation of Unit FF&E, if any, thereon; (b) all costs, including, without limitation, the purchase price, survey and survey inspection charges, appraisal, architectural, engineering, environmental analysis, soil analysis and market analysis fees, title insurance premiums, brokerage commissions, transfer fees and taxes that are customarily the responsibility of the purchaser, closing adjustments for taxes, utilities and the like, escrow and closing fees, recording and filing fees, the legal fees of Owner and Agent, and all related costs and expenses incurred in acquiring and maintaining marketable fee or leasehold title to such Unit and in leasing or subleasing such Unit to Agent; (c) the costs of completion of the Unit Improvements in conformity with the Unit Plans, the Construction Agreement or any contracts in replacement thereof, including without limitation, costs of site preparation, acquiring or granting easements necessary for completion of the Unit Improvements, making utility connections, demolition, streets, parking areas, landscaping, development, off-site improvements, design and related construction of the Unit Improvements and related facilities and the costs of necessary studies, surveys, plans and permits, insurance and examination and incidental costs and expenses related thereto incurred in acquiring and maintaining marketable fee or leasehold title to such Unit and in leasing or subleasing such Unit and Unit FF&E to Agent; (d) the costs of architects', attorneys', engineers' and other professionals' fees and disbursements, in connection with the development, planning, renovation, construction, and construction financing of the Unit Improvements, including, without limitation, the fees and disbursements of Owner's counsel in connection with this Agreement and the duties of Owner hereunder, the Construction Agreement, and in all other matters involving or reasonably related to this transaction; (e) costs of all charges and assessments for the construction, improvement, maintenance, repair and restoration of streets, roads, walks, sewer, gas, electrical, telephone and water lines and other improvements levied upon the Unit during the term of this Agreement; (f) the costs of all insurance, real estate, property and excise tax assessments, sales and use taxes on materials used in construction, and other operating and carrying costs paid, accrued, or levied upon the Unit or Owner in connection with the Unit during the period from acquisition by Owner of the Unit Premises during the term of this Agreement; (g) costs of Agent's project representatives (inspectors, consultants, etc.) incurred in its capacity as agent for Owner;
(h) any and all other properly capitalizable (in accordance with GAAP) costs arising from or in connection with the construction period for such Unit Improvements until the Effective Date for such Unit; PROVIDED, that any modification or


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                                                    THIS AGREEMENT FOR LEASE IS
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supplement to the Unit Budget shall be made in compliance with the provisions of subsection 2.2 hereof.

         UNIT COMPLETION DATE: With respect to each Unit subject hereto (other than the Unit Premises located at Seville, Ohio and Laredo, Texas), twenty-four
(24) months from the date of this Agreement and, with respect to the Unit Premises located at Seville, Ohio and Laredo, Texas (or any two Unit Premises substituted (by Agent in Agent's sole discretion) for the Unit Premises located at Seville, Ohio and Laredo, Texas), thirty (30) months from the date of this Agreement, unless such Unit Completion Date is extended by any Force Majeure Delay. The right of substitution set forth in the preceding sentence may be exercised by Agent more than once, in each case upon written notice to Owner prior to the expiration of such twenty-four (24) month period.

         UNIT FF&E: The specific items, if any, from the FF&E Specifications which are installed or (if such FF&E Specifications have been acquired by Owner for installation) to be installed in a particular Unit Improvement and for which advances are made by Owner hereunder.

         UNIT FF&E SPECIFICATIONS: The list of specific items chosen from FF&E Specifications to be installed with the proceeds of advances hereunder in a particular Unit Improvement.

         UNIT IMPROVEMENTS: The improvements to be constructed on an individual Unit Premises in accordance with the Unit Plans.

         UNIT PLANS: The plans and specifications for the construction of improvements on a Unit Premises, including, without limitation, installation of curbs, sidewalks, gutters, landscaping, utility connections (whether on or off the Unit Premises) and all fixtures necessary for construction, operation and occupancy of the Unit and certain equipment to be used in connection therewith, prepared or to be prepared by an architect and Agent and approved by Owner and any Assignee, including such amendments, modifications and supplements thereto as may from time to time be made by Agent; PROVIDED, that any subsequent material deviation from the Unit Plans selected for the Unit shall be made only with Owner's and Assignee's prior written consent, which consent shall not be unreasonably withheld or delayed. A copy of all Unit Plans that have been approved by Owner and any Assignee are attached as Exhibit I hereto.

         UNIT PREMISES: Each individual parcel of land in which either a fee interest or a leasehold interest has been or will be acquired by Owner for the construction of Unit Improvements thereon.

         UNOCAL ENVIRONMENTAL AGREEMENT: The Environmental Agreement, dated as of November 23, 1992, between Union Oil Company of California and National Auto/Truckstops, Inc., as the same may be amended, restated, modified or supplemented from time to time.

         UNRECOVERED TERMINATION COSTS: At any time, an amount equal to the sum of (i) any amounts included in the Unit Acquisition Cost of all Units under this Agreement that are not paid to Owner by Agent in connection with Agent's payment of the Loss Payment, plus (ii) an


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                                                    THIS AGREEMENT FOR LEASE IS
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amount equal to the sum of 10.1% of all of Owner's obligations, costs and expenses described in clause (i) of the fifth paragraph of subsection 11.2 hereof.

         UNREIMBURSED UNIT COSTS: All costs and expenses paid by Agent pursuant to subsection 9.5 hereof and not reimbursed by Owner and which were not capitalized by Owner and included as an element of Unit Acquisition Cost of a Unit, as evidenced by a certificate from Agent reasonably satisfactory to Owner and Assignee, (i) stating the total amount of such expenditures, the date or dates on which such expenditures were incurred, the name and address of each party to whom the expenditures were tendered, and such additional information as shall be reasonably requested by Owner and Assignee and (ii) attaching true copies of unreimbursed invoices, receipted bills and other similar supporting documentation. Owner's good faith determination of the amount of Unreimbursed Unit Costs shall be conclusive and binding, absent manifest error.

         WITHDRAWAL LIABILITY: Defined pursuant to subsection 1.2 hereof.

         1.2   OTHER DEFINITIONAL PROVISIONS.

For purposes of this Agreement, the terms "Affiliate", "Business Day", "Credit Agreement", "Effective Date", "Environmental Approvals", "Environmental Damages", "Environmental Lien", "Environmental Matters", "Environmental Requirements", "Equipment", "ERISA", "ERISA Affiliate", "ERISA Plan", "GAAP", "Hazardous Substances", "Indebtedness", "LIBOR Rate", "Lien", "Mortgageable Ground Lease", "Multiemployer Plan", "NPL", "Operative Documents", "Participation Agreement", "PBGC", "Permitted Liens", "Person", "Release", "Remedial Action", "Reportable Event" and "Withdrawal Liability" shall have the meanings set forth opposite those terms in the Lease, except that, for purposes of this Agreement, the terms "the Lessor", "the Lessee" and "this Lease" if used in those definitions in the Lease shall be deemed to be the terms "Owner", "Agent" and "this Agreement", respectively, and if used in those definitions in the Lease, each of the terms "Parcel", "Parcel of Property" and "Property" shall be deemed to be the phrase "Unit Premises and related Unit Improvements" and each of the terms "Unit of Equipment" and "Unit", shall be deemed to be an item of "Unit FF&E".

All terms defined in this Agreement shall have their defined meanings when used in any certificate or other document made or delivered pursuant hereto.

The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, paragraph, schedule and exhibit references are to this Agreement unless otherwise specified.

         1.3   INTENT OF THE PARTIES.

         It is the intent of Agent and Owner that: (i) the Lease constitutes an operating lease between Owner, as lessor, and Agent, as lessee, for purposes of Agent's financial reporting, (ii) notwithstanding any of the provisions of this Agreement, the Lease or the other Transaction Documents to the contrary, Agent is and will be the owner of the Unit Premises, Unit Improvements, Unit FF&E and Units for federal and state income tax purposes, and (iii) the Lease grants to Owner a Lien on all of Agent's right, title and interest in and to the Unit

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


Premises, Unit Improvements, Unit FF&E and Units. Agent and Owner agree that Owner shall be deemed to have a valid and binding security interest in and Lien on the Unit Premises, Unit Improvements, Unit FF&E and Units, free and clear of all Liens, other than Permitted Liens, as security for the obligations of Agent under the Lease and this Agreement (it being understood and agreed that in order to secure the payment and performance of the obligations of Agent under this Agreement and the Lease, Agent does hereby grant a Lien on, and convey, transfer, assign, mortgage and warrant to Owner and its successors, transferees and assigns, for the benefit of Owner and its successors, transferees and assigns and as collateral security, the Unit Premises, Unit Improvements, Unit FF&E and Units and any proceeds or products thereof (subject to Agent retaining the right, subject to the express provisions of this Agreement and the Lease to remain in quiet and peaceful possession of each of the foregoing and collect, receive and retain the rents, revenues, profits, proceeds, income and royalties therefrom).

         SECTION 2.  APPOINTMENT OF AGENT

         2.1 APPOINTMENT AND DUTIES OF AGENT. Subject to the terms hereof, including, without limitation, the requirements of Section 4 hereof, Owner hereby appoints Agent as its agent for selection of Unit Premises in a Permitted Jurisdiction for acquisition, as well as for the design, construction, equipping, and installation on each Unit Premises of the Unit Improvements, and, if and to the extent identified in Exhibit G hereto, the Unit FF&E, and Agent hereby accepts such appointment. Unit Improvements must be of a type permitted to be leased under the Lease as set forth in Exhibit A to the Lease. Agent agrees, all in accordance with its commercially reasonable business judgment and this Agreement, to select Unit Premises for acquisition by Owner and to contract for and supervise the good and workmanlike completion of the Unit Improvements and installation of the Unit FF&E on each Unit Premises, suitable for its intended use. Agent may execute any of its duties under the appointment described in this subsection 2.1 by or through its agents, contractors, employees or attorneys in fact, and Agent may enter into such agreements with such Persons as Agent deems necessary or desirable for the design, construction, equipping and installation on each Unit Premises of the Unit Improvements; PROVIDED, that any such delegation of power and authority by Agent shall not be deemed to relieve Agent of any of its responsibilities and obligations hereunder.

         2.2 COST AND COMPLETION OF A UNIT. Owner and Agent agree that (a) the maximum cost for the acquisition of any individual Unit Premises and the construction of Unit Improvements thereon and the cost (including installation) of all Unit FF&E therein shall be no more than $13,000,000 and (b) the maximum aggregate cost for the acquisition of all Units and the construction of Unit Improvements thereon and the cost (including installation) of all Unit FF&E therein shall be no more than $68,000,000. Agent agrees to effect Substantial Completion of any Unit Improvements on or before the applicable Unit Completion Date in accordance in all material respects with the Unit Plans and all Legal Requirements and Insurance Requirements. After receiving the Initial Advance with respect to a Unit, Agent may, to the extent permitted hereunder, from time to time amend, modify or supplement the Unit Plans, Unit Budget or Unit FF&E Specifications relating thereto; PROVIDED, that no such amendment, modification or supplement shall (i) be made without Agent giving at least five (5) Business Days' prior written notice of such amendment, modification or supplement to Owner and, if such amendment, modification or supplement shall have the effect of increasing the real property components of the Unit Budget, Agent shall provide an endorsement from the Title Company increasing the

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


amount of coverage under the title policies delivered pursuant to Section 4 hereof in accordance with the amended Unit Budget, (ii) increase the Unit Budget or, in the aggregate, all Unit Budgets, to an amount in excess of the dollar limits set forth in the first sentence of this subsection 2.2 or result individually or in the aggregate (when combined with all other increases to the Unit Budget) in a material diminution of the fair market value or usefulness for its intended purpose of the Unit or result in a breach under subsection
10.1 of this Agreement, (iii) render Agent unable or have a material adverse effect on its ability to perform all of its obligations under this Agreement or the Lease, (iv) result in the substantial completion of the construction of any Unit occurring after the applicable Unit Completion Date or (v) materially change the purpose of the contemplated Unit or the utility of such Unit for the purposes contemplated by the parties hereto as of the date hereof. Agent shall promptly deliver to Owner and any Assignee any such amended, modified or supplemented Unit Plans, Unit Budget or Unit FF&E Specifications. Notwithstanding the foregoing, upon the request of Owner, Agent shall furnish copies of all such revisions, amendments and modifications not otherwise described above to Owner.

         2.3   LEASE OF A UNIT.

         (a) Upon Substantial Completion of any Unit Improvements, Agent shall deliver to Owner and Assignee the Certificate of Substantial Completion in the form of Exhibit E hereto with respect to such Unit Improvements (including the AFL Unit Leasing Record), and Agent shall request the Final Advance with respect to such Unit Improvements. If the conditions set forth in Section 6 hereof have been satisfied in the reasonable judgment of Owner and Assignee, Owner, within seven (7) Business Days of receipt of the Certificate of Substantial Completion, a fully completed AFL Unit Leasing Record executed by Agent and the other documents required in Section 6 hereof, shall execute and deliver to Agent such AFL Unit Leasing Record. Such AFL Unit Leasing Record shall have an Effective Date as of the date of execution by Owner of the AFL Unit Leasing Record. The Final Advance shall be made by Owner on the date of execution by Owner of the AFL Unit Leasing Record, or, if such date is not a Business Day, on the next Business Day thereafter. Execution and delivery by Agent of the AFL Unit Leasing Record shall constitute (i) acknowledgment by Agent that each Unit included therein is in good condition and has been accepted for lease or sublease by Agent as of the Effective Date of the AFL Unit Leasing Record, (ii) acknowledgment by Agent that each such Unit is subject to all of the covenants, terms and conditions of the Lease, and (iii) certification by Agent that the representations and warranties contained in
Section 2 of the Lease are true and correct on and as of the Effective Date of the AFL Unit Leasing Record as though made on and as of such date and that there exists on such date no (1) Event of Default or, with respect to such Unit, Event of Unit Termination under this Agreement or Event of Default (as defined in the Lease) or (2) Potential Default or, with respect to such Unit, Potential Event of Unit Termination under this Agreement or Potential Default (as defined in the Lease). Upon execution and delivery of an AFL Unit Leasing Record by Owner and the making of a Final Advance by Owner, the Unit to which such AFL Unit Leasing Record shall become a Parcel of Property (as defined in the Lease) and Owner's and Agent's rights and obligations with respect thereto shall be governed by the Lease. Such Parcel of Property shall not thereafter be subject to the terms of this Agreement, except with respect to subsection 2.3(b) hereof and otherwise as expressly provided herein.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



         (b) Notwithstanding the foregoing, but subject to the terms of subsection 3.1 hereof, Agent may, by delivering to Owner a Certificate of Increased Cost, at any time up to six (6) months after the Final Advance has been made with respect to a Unit, request one or more Completion Advances in order to pay to Agent construction or other development costs that were not the subject of any previous advance. Owner, within seven (7) Business Days of receipt and upon Owner's approval of a request for the Completion Advance and the Certificate of Increased Cost, shall execute and deliver to Agent a revised AFL Unit Leasing Record for such Unit reflecting such increased cost, and Agent, within five (5) Business Days of receipt of such revised AFL Unit Leasing Record, shall sign the revised AFL Unit Leasing Record and return it to Owner. The Completion Advance shall be made by Owner upon receipt of the revised AFL Unit Leasing Record signed by Agent.

         2.4 POWERS OF AGENT. Agent shall have the right to act for and on behalf of Owner with full and complete authority to perform all obligations, to exercise all rights under the Construction Documents, to appear before each applicable Governmental Authority to resolve issues related to the platting, zoning and use of the Unit Premises, to obtain all Permits, to grant and obtain minor easements for the benefit of any Unit Premises or which are deemed reasonably necessary by Agent for the intended use of such Unit Premises, voluntarily to dedicate or convey portions of any Unit Premises for road, highway and other public purposes as required in the good faith judgment of Agent in order to obtain the use of all or part of such Unit Premises for the purposes intended (provided that no such action shall materially adversely affect either the market value of such Unit Premises or the use of such Unit Premises for its intended purpose), appoint, employ and deal with the architects, engineers, consultants and contractors, purchase and arrange for delivery of all materials, supplies, furniture, fixtures, and equipment, and to approve all related vouchers, invoices and statements. No direct payment by Owner shall be made for any property or services of such architects, engineers, consultants, or contractors relating to the acquisition, construction and equipping of any Unit without the prior approval of Agent, and each amount so approved and paid shall be in accordance with the Unit Budget, and shall be part of the Unit Acquisition Cost of such Unit. If Agent has unreasonably delayed or withheld giving the approvals required to make payments to such Persons that are due, Owner may, on prior written notice to Agent, make payments to any architects, engineers, consultants, contractors, vendors or suppliers which are properly due and payable in accordance with the contracts with said parties, and any such payment so made shall be and become a part of the Unit Acquisition Cost of the Unit; PROVIDED, HOWEVER, that Owner shall not make any such payment if it is subject to a Permitted Contest. Agent agrees that, in any contract entered into pursuant to this Agreement in which Owner is identified as an obligor rather than, or in addition to, Agent, the substance of the text of subsection 18.5 hereof shall be included therein. Owner agrees from time to time to execute and deliver to Agent all such documents and to cooperate with Agent to do all such other acts and things as Agent may reasonably request to enable Agent to perform its obligations under this subsection 2.4, and all costs and expenses incurred by Owner in connection therewith shall be capitalized and included as part of the Unit Acquisition Costs of the applicable Unit or Units.

         SECTION 3.  ADVANCES

         3.1 AGREEMENT TO MAKE ADVANCES. Subject to the conditions and upon the terms herein provided, including, without limitation, that the Available Commitment not be

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

exceeded, Owner agrees to make available to Agent advances from time to time for each Unit up to an aggregate amount for such Unit determined in accordance with the Unit Budget for such Unit and not in excess of the maximum amount per Unit set forth in subsection 2.2 hereof. Subject to the terms of this Agreement, Owner agrees to make (a) an Initial Advance with respect to a Unit in accordance with Section 4 of this Agreement, (b) Interim Advances from time to time in accordance with Section 5 of this Agreement, (c) a Final Advance in accordance with Section 6 of this Agreement and (d) a Completion Advance in accordance with Section 7 of this Agreement.

         3.2 PROCEDURE FOR ADVANCES. Agent shall give Owner notice in accordance with Sections 4, 5, 6 and 7 hereof, as the case may be, of its irrevocable request for an advance pursuant to this Agreement, specifying a Business Day on which such advance is to be made and the amount of the advance. Not later than 2:00 P.M. New York time on the date for the advance specified in such notice, provided all conditions to that advance have been satisfied, Owner shall provide to Agent, in immediately available funds, the amount of the advance then requested. Owner shall have no obligation to make advances with respect to a Unit more often than once every thirty (30) days.

         3.3  DETERMINATION OF AMOUNTS OF ADVANCES.

         (a) INITIAL ADVANCE. The amount of an Initial Advance with respect to a Unit shall be made within the limits of the Unit Budget and in accordance with the Acquisition Certificate, and shall be sufficient to pay in full all acquisition and closing costs of the respective Unit Premises, including, without limitation, the purchase price, survey and survey inspection charges, recording and filing fees, brokerage commissions, appraisal, architectural, engineering, environmental analysis, soil analysis and market analysis fees, transfer fees and taxes that are customarily the responsibility of the purchaser, title insurance premiums, closing adjustments for taxes, utilities, and the like, escrow fees, if any, construction materials and existing structures, and the legal fees of Owner and Agent. All such costs for which the Initial Advance is requested shall be specifically set forth in the Unit Budget attached to the Acquisition Certificate, and in the request for the Initial Advance, and Owner shall have no obligation to advance any funds in the Initial Advance which are not so specifically set forth in such documents.

         (b) INTERIM ADVANCES. Disbursements for costs of constructing and equipping a Unit shall be made as the same are incurred within the limits of the Unit Budget, based upon the certifications of Agent contained in an Interim Advance Certificate. All such costs for which the Interim Advance is requested shall be in accordance with the Unit Budget attached to the Interim Advance Certificate, and shall be specifically set forth in the request for such Interim Advance, and Owner shall have no obligation to advance any funds in the Interim Advance which are not so in accordance and specifically set forth in such documents.

         (c) FINAL ADVANCE. The amount of the Final Advance shall be made within the limits of the Unit Budget and in accordance with the Certificate of Substantial Completion, and shall be sufficient, subject to the provisions of paragraph (d) of this subsection 3.3, for payment in full of all costs of acquiring, designing, furnishing, constructing, financing, equipping and installing of the Unit in connection with Substantial Completion of the Unit (other than Unreimbursed Unit Costs which Agent has not designated to be paid in the Final Advance

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


and those estimated costs that are not yet due in connection with the acquiring, designing, furnishing, constructing, financing, equipping and installing of such Unit and which will be included as part of a Completion Advance, PROVIDED that the Available Commitment remaining after the Final Advance is equal to or exceeds the aggregate amount of all such estimated costs), free of all Liens other than Permitted Liens. Owner shall have no obligation to make the Final Advance unless Owner is satisfied that all such costs as set forth in the Unit Budget, the Certificate of Substantial Completion, and the request for the Final Advance have been actually incurred, or in the case of punch list items will be incurred, in the acquiring, designing, furnishing, construction, financing, equipping and installing of the Unit, free of all Liens, except for Permitted Liens and shall not cause the Unit Acquisition Cost of the Unit to exceed the Unit Budget.

         (d) COMPLETION ADVANCE. The amount of a Completion Advance shall be made in accordance with and shall not exceed the amount set forth in the Certificate of Increased Cost, shall not cause the Unit Acquisition Cost of the Unit to exceed the Unit Budget, and shall be sufficient for payment in full of all costs due that were not the subject of any previous advance with respect to such Unit. Owner shall have no obligation to make a Completion Advance unless Owner is satisfied that all such costs are consistent with the Unit Budget and are adequately set forth in the Certificate of Increased Cost and will be sufficient for payment in full of all costs due with respect to such Unit.

         3.4 PARTIAL ADVANCES. If any or all conditions precedent to any advance have not been satisfied on the applicable date for a requested advance, Owner, in its sole discretion, and with the consent of Assignee may, but shall have no obligation to, disburse a part of the requested advance.

         SECTION 4. CONDITIONS PRECEDENT TO THE INITIAL ADVANCE WITH RESPECT TO
                    A UNIT

         Owner's acquisition of any Unit Premises and Owner's obligation to make the Initial Advance with respect to a Unit shall both be subject to the satisfaction of the conditions set forth in this Section 4 and to the receipt by Owner and any Assignee of the documents set forth in this Section 4, in each case in form and substance reasonably satisfactory to Owner and any Assignee. Owner shall have not more than seven (7) Business Days to review the Acquisition Certificate and its attachments prior to making any Initial Advance.

         The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

         (a) LEASE AND PLEDGE AGREEMENT. With respect to the first advance only under this Agreement, a fully executed copy of the Lease and the Pledge Agreement.

         (b) ACQUISITION CERTIFICATE. A duly executed copy of the Acquisition Certificate certified true and correct as to all matters therein by Agent.

         (c) MEMORANDUM OF LEASE AGREEMENT. Two original counterparts of a memorandum of lease agreement in the appropriate form for recording in the jurisdiction in

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


which the Unit Premises are located, executed by Agent, as lessees, and otherwise reasonably acceptable to Owner and Assignee.

         (d) DEED. Where fee title is being acquired by Owner, an original of the limited warranty deed (or the equivalent for the jurisdiction in which the Unit Premises are located) to be executed and delivered at the closing of the acquisition of Owner's fee interest in such Unit Premises, conveying marketable title to Owner, and not subject to any Liens other than Permitted Liens.

         (e) GROUND LEASE. Where a leasehold interest is being acquired by Owner, an original of each Ground Lease (which shall be a Mortgageable Ground Lease), including a true and complete copy of the metes and bounds legal description of the Unit Premises, intended to be executed and delivered at the closing of the acquisition of Owner's leasehold interest, in a form approved by Owner, and complying and certified by Agent as complying in all respects with this Agreement and with Section 29 of the Lease, and not subject to any Liens other than Permitted Liens, along with a memorandum of ground lease in statutory recordable form and any necessary estoppel certificates, recognition and attornment agreements, confirmations, and subordinations required by Owner's and any Assignee's counsel regarding the Ground Lease.

         (f) TAXES. Certification by Agent that all past and current taxes and assessments (excluding those which are due and payable but not yet delinquent) applicable to the Unit Premises have been paid in full or are being contested by Agent as a Permitted Contest.

         (g) TITLE INSURANCE POLICY. Satisfactory evidence that Owner shall receive at closing either (i) an ALTA owner's policy with a pending improvements clause and a lender's policy with a pending disbursements clause for the benefit of any Assignee, or (ii) a construction binder marked at closing for the benefit of Owner and Assignee, constituting the irrevocable commitment of the Title Company to issue an owner's and lender's policy of title insurance upon completion of the Unit Improvements, in each case issued by the Title Company with respect to the Unit Premises in the amount of the total Unit Budget for such Unit and including a recharacterization endorsement (if available under applicable title insurance regulations), acceptable to Owner and Assignee in all respects (including such additional endorsements as may be reasonably requested by Owner or Assignee), together with legible photocopies of all underlying documents of record affecting the Unit Premises. Owner shall have received evidence satisfactory to it that all premiums in respect of such policies have been paid at the closing of title, which policy or binder shall provide the substantive coverage contemplated to be provided above.

         (h) SURVEY. A current survey of the Unit Premises certified to Owner, Assignee and the Title Company by an independent, licensed registered public land surveyor, and dated a date within ninety (90) days prior to the date of the Initial Advance. Such survey shall show the following: (i) lot lines of the Unit Premises shown in metes and bounds, and the lines of streets abutting the Unit Premises and the width thereof; (ii) all access and other easements appurtenant to or used in connection with the Unit Premises; (iii) all roadways, paths, driveways, easements, set-backs, encroachments and overhanging projections and similar encumbrances affecting the Unit Premises, whether recorded, apparent from a physical inspection of the Unit Premises, or otherwise known to the surveyor; (iv) any encroachments on

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


any adjoining property by the building structures and improvements on the Unit Premises; and (v) if the Unit Premises are described by reference to a filed map, a legend relating the survey to said map.

         (i) SITE PLAN. A site plan prepared on behalf of Agent, showing the proposed location of the Unit Improvements to be constructed on the Unit Premises.

         (j) AVAILABILITY OF UTILITIES. Certification by Agent that all utility services and facilities (including, without limitation, gas, electrical, water and sewage services and facilities) (i) which are necessary and required during the construction period have been completed or will be available in such a manner as to assure Owner that construction will not be impeded by a lack thereof and (ii) which are necessary for operation and occupancy of the Unit are or will be completed in such a manner and at such a time as will assure the opening and operation of the Unit on or before the Unit Completion Date.

         (k) FLOOD ZONE. A certification by the surveyor or an official of an appropriate Governmental Authority as to whether the Unit Premises are located in a flood plain.

         (l) GOVERNMENTAL ACTIONS. All Governmental Actions required for the construction of the Unit Improvements and for the use of the Unit Premises in accordance with and as contemplated by this Agreement and the Lease have been or will be issued or obtained in such a manner as to assure Owner that construction will not be impeded by a lack thereof and all Governmental Actions required therefor which have been issued or obtained are in full force and effect.

         (m) OPINION OF COUNSEL FOR AGENT. With respect to the first advance only under this Agreement, an opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for Agent, in form and substance reasonably satisfactory to Owner and Assignee and, with respect to the Initial Advance with respect to a Unit Premises in a state in which no Unit Premises has previously been acquired under this Agreement, an opinion of local counsel for Agent, in form and substance reasonably satisfactory to Owner and Assignee. With respect to an Initial Advance for a Unit Premises in a state in which such opinion of local counsel for Agent has previously been delivered, if Owner and Assignee have reason to believe that the laws of such state have changed since the date of the previous local counsel opinion for Agent in such state, then an opinion of local counsel for Agent shall be delivered, in form and substance reasonably satisfactory to Owner and Assignee.

         (n) OPINION OF COUNSEL FOR GUARANTOR. With respect to the first advance only under this Agreement, an opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Guarantor, in form and substance reasonably satisfactory to Owner and Assignee.

         (o) CONSTRUCTION AGREEMENT. A fully executed and complete copy of the Construction Agreement for the Unit Premises, if any.

         (p) UNIT PLANS. A copy of the Unit Plans reasonably satisfactory to Owner and Assignee.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



         (q) UNIT BUDGET. A copy of the Unit Budget and certification by Agent that such Unit Budget is (i) true, complete and correct, (ii) accurately representative of all expected costs of the Unit and (iii) within the dollar limits set forth in the first sentence of subsection 2.2 hereof.

         (r) CERTIFICATES OF INSURANCE. Certificates of insurance or other evidence reasonably acceptable to Owner certifying that the insurance then carried or maintained on the Unit required by subsection 9.3 hereof complies with the terms of such subsection.

         (s) REQUEST FOR ADVANCE. A duly executed AIA Document G722 (or substantially similar document) stating the total amount of the Initial Advance requested, the date on which the advance is to be made, the name, address and, if applicable, the escrow reference number of the escrow or closing agent or party to whom the Initial Advance is to be tendered, wiring instructions and an itemization of the various costs constituting the amount of the Initial Advance in such detail as will be necessary to provide disbursement instructions to the escrow or closing agent, including, specifically, an accounting of all expenditures for costs shown on the Unit Budget for which payment or reimbursement is being requested with respect to the Unit.

         (t) UNIT FF&E SPECIFICATIONS. If applicable, a true and complete copy of the Unit FF&E Specifications with respect to the Unit.

         (u) ENVIRONMENTAL CERTIFICATE. An environmental certificate substantially in the form of Exhibit H hereto, duly executed by Agent.

         (v) ENVIRONMENTAL DOCUMENTS. All and any environmental documents including any Phase I and II environmental assessments and any submissions to any Governmental Authority, delivered to Agent with respect to such Unit Premises, including, without limitation, all such documents delivered to Agent in accordance with the Unocal Environmental Agreement and the BP Environmental Agreement, or otherwise prepared by or delivered to Agent in connection with the environmental remediation being conducted by BP Exploration & Oil Inc. and Union Oil Company of California at any Unit Premises (collectively, the "ENVIRONMENTAL DOCUMENTS"). A list of all Environmental Documents delivered to Owner on or before the date hereof is attached as Exhibit M hereto.

         (w) USE OF PROCEEDS, NO LIENS AND REPRESENTATIONS OF AGENT. (i) All costs and expenses which are the subject of the Initial Advance requested have been paid in full or will be paid in full out of the proceeds of the Initial Advance, (ii) there are no Liens on the Unit Premises of which Agent has knowledge that are not Permitted Liens, (iii) all representations and warranties made in this Agreement, in the Lease, and in connection with the Initial Advance, are and remain true and correct in all material respects on and as of the date of the Initial Advance as if made on and as of the date of the Initial Advance and (iv) no Event of Default, Potential Default or, with respect to the Unit for which the Initial Advance is requested, Event of Unit Termination or Potential Event of Unit Termination, under this Agreement has occurred and is continuing on the date such Initial Advance is to be made or will occur by reason of giving effect to such Initial Advance.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



         (x) CONTINUING REPRESENTATIONS OF GUARANTOR. All representations and warranties of the Guarantor made in the Guaranty are and remain true and correct in all material respects on and as of the date of the Initial Advance as if made on and as of the date of the Initial Advance and no default under the Guaranty has occurred and is continuing on the date such Initial Advance is to be made or will occur by reason of giving effect to such Initial Advance.

         (y) PLEDGED CONTRACTS. A fully executed and complete copy of each of the Pledged Contracts.

         (z) MAI APPRAISAL. An MAI appraisal prepared by an independent, licensed appraiser, which appraisal shall be reasonably satisfactory to Owner and Assignee in all respects.

         (aa) ADDITIONAL MATTERS. Such other documents and legal matters in connection with a request for an Initial Advance as are reasonably requested by Owner and Assignee.`

         SECTION 5. CONDITIONS PRECEDENT TO OWNER'S OBLIGATION TO MAKE INTERIM
                    ADVANCES AFTER THE INITIAL ADVANCE WITH RESPECT TO A UNIT

         Owner's obligation to make any Interim Advance with respect to a Unit after the Initial Advance with respect to such Unit shall be subject to the satisfaction of the conditions set forth in this Section 5 and to the receipt by Owner and any Assignee of the documents set forth in this Section 5, in each case in form and substance reasonably satisfactory to Owner and any Assignee. Owner shall have not more than seven (7) Business Days to review the Interim Advance Certificate and its attachments prior to making any Interim Advance.

         The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

         (a) INTERIM ADVANCE CERTIFICATE. A duly executed Interim Advance Certificate certified true and correct as to all matters therein by Agent.

         (b) CONTINUING REPRESENTATIONS OF AGENT. All representations and warranties made in this Agreement (other than in subsection 8.10 hereof), in the Lease (other than in paragraph (f) and clause (8) of paragraph (r) of Section 2 of the Lease), and in connection with the Interim Advance, are and remain true and correct in all material respects on and as of the date of the Interim Advance as if made on and as of the date of the Interim Advance and no Event of Default, Potential Default or, with respect to the Unit for which such Interim Advance is requested, Event of Unit Termination or Potential Event of Unit Termination, under this Agreement has occurred and is continuing on the date such Interim Advance is to be made or will occur by reason of giving effect to such Interim Advance.

         (c) CONTINUING REPRESENTATIONS OF GUARANTOR. All representations and warranties of the Guarantor made in the Guaranty are and remain true and correct in all material respects on and as of the date of the Interim Advance as if made on and as of the date of the Interim Advance and no default under the Guaranty has occurred and is continuing on the date such Interim Advance is to be made or will occur by reason of giving effect to such Interim Advance.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



         (d) SATISFACTORY TITLE. A notice of title continuation (or nothing further certificate) or an endorsement in respect of Owner's title policy and any Assignee's title policy indicating that since the date of the Initial Advance for such Unit Premises, there have been no changes in the state of title, except for Permitted Liens and no additional survey exceptions (other than Permitted Liens) not theretofore specifically approved in writing by Owner and Assignee, and, if such Unit Premises are subject to a Ground Lease in which Agent is not the ground lessor thereunder, an estoppel certificate from the ground lessor confirming that there are no defaults under the Ground Lease, if any, and such other information relating to title as may be reasonably requested by Owner or Assignee.

         (e) CONSTRUCTION PROGRESS. If reasonably required by Owner, Owner shall have received and approved (i) an inspection report from an independent party satisfactory to Owner and any Assignee (and reasonably satisfactory to Agent), covering substantial conformity of the work to the Unit Plans, quality of work completed and percentage of work completed, (ii) true copies of paid and unpaid invoices, receipted bills and Lien waivers, and such other reasonably available supporting information as Owner or any Assignee may reasonably request and (iii) a certificate from Agent certifying to Owner and Assignee the amount of Unreimbursed Unit Costs outstanding on the date of such Interim Advance.

         (f) EVIDENCE OF COMPLIANCE. Agent shall furnish Owner and any Assignee with such additional or updated documents, reports, certificates, affidavits and other information, in form and substance satisfactory to Owner and any Assignee in their reasonable judgment, as Owner and any Assignee may reasonably require to evidence compliance by Agent with all of the provisions of this Agreement.

         (g) REQUEST FOR ADVANCE. A duly executed AIA Document G722 (or substantially similar document) stating the total amount of the Interim Advance requested, the date on which such Interim Advance is to be made, wiring instructions and a specific breakdown of items and costs for which the Interim Advance is being made.

         (h) NO OTHER SECURITY INTERESTS. All materials and fixtures incorporated in the construction of the Unit Improvements have been purchased so that title thereto or a leasehold interest therein, as the case may be, shall have vested in Owner immediately upon delivery thereof to the Unit Premises, except for Permitted Liens, and Agent shall have produced and furnished, if required by Owner, the contracts, bills of sale, statements, receipted vouchers, or other documents under which title thereto or a leasehold interest therein is claimed.

         (i) STATEMENT OF EXPENDITURES. At Owner's reasonable request, Agent shall supply Owner and any Assignee with a statement setting forth the names, addresses and amounts due or to become due as well as the amounts previously paid to every contractor, subcontractor or Person furnishing materials, performing labor or entering into the construction of any part of the Unit Improvements.

         (j) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there has been no material adverse change in the assets, properties, operations, prospects, consolidated financial condition, contingent liabilities or business of the Guarantor, which could reasonably be expected to have a material adverse effect on (i) the ability of Agent to perform its obligations

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



under this Agreement, the Lease or any of the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (ii) the rights or interests of Owner or Assignee under this Agreement or the Lease.



         SECTION 6. CONDITIONS PRECEDENT TO THE FINAL ADVANCE WITH RESPECT TO A
                    UNIT

         Owner's obligation to make the Final Advance with respect to a Unit shall be subject to the satisfaction of the conditions set forth in this
Section 6 and to the receipt by Owner and any Assignee of the documents set forth in this Section 6, in each case in form and substance reasonably satisfactory to Owner and any Assignee. When all of the conditions set forth in this Section 6 shall have been satisfied to the reasonable satisfaction of Owner and any Assignee, Substantial Completion of a Unit shall be deemed to occur. Owner shall have not more than seven (7) Business Days to review the Certificate of Substantial Completion and its attachments prior to making a Final Advance.

         The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

         (a) CERTIFICATE OF SUBSTANTIAL COMPLETION. A duly executed Certificate of Substantial Completion certified true and correct as to all matters therein by Agent.

         (b) SATISFACTORY TITLE. A notice of title continuation (or nothing further certificate) or an endorsement issued by the Title Company in respect of Owner's title policy and any Assignee's title policy indicating that since the last advance for such Unit Premises, there have been no changes in the state of title, except for Permitted Liens, and no additional survey exceptions (other than Permitted Liens) not theretofore specifically approved in writing by Owner and Assignee and, if such Unit Premises are subject to a Ground Lease in which Agent is not the ground lessor thereunder, an estoppel certificate from the ground lessor certifying that there are no defaults under the Ground Lease, if any, and such other information relating to title as may be reasonably requested by Owner or Assignee at least three (3) Business Days prior to the making of a Final Advance.

         (c) CONSTRUCTION AND EQUIPPING OF THE UNIT. The Unit Improvements (including all interior finish work, but exclusive of punch list items) have been completed within the Unit Budget and in all material respects in accordance with the Unit Plans and are accepted by Agent and all Unit FF&E for that Unit has been installed and conforms in all material respects to the Unit FF&E Specifications and are accepted by Agent. Agent shall deliver to Owner a specific itemization of all items of Unit FF&E installed in such Unit.

         (d) GOVERNMENTAL ACTIONS. All Governmental Actions necessary for the occupancy and primary use and operation of the Unit have been issued or obtained.

         (e) LIENS. The Unit, including interior finish work, has been completed as contemplated in paragraph (c) above, free of all Liens except for Permitted Liens (all of which Permitted Liens are to be itemized as to the nature, amount, claimant and status) and provided

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



that such Permitted Liens shall not include any mechanics' Liens other than those mechanics' Liens that are (i) to be satisfied or discharged out of the proceeds of the Final Advance or a Completion Advance or (ii) subject to a Permitted Contest and bonded or otherwise secured to the reasonable satisfaction of Owner and Assignee, and there are no current Permitted Contests with respect to the Unit (or, if any Permitted Contest exists, the nature, amount, claimant and status thereof).

         (f) FINAL SURVEY. A final as-built survey prepared by an independent, licensed registered public land surveyor (reasonably satisfactory to Owner and Assignee) and certified to and in form and substance reasonably satisfactory to Owner and any Assignee, with a metes and bounds description of the perimeter of the Unit Premises, and showing the completed Unit Improvements, all easements on the Unit Premises, and indicating the location of access to the Unit Premises and all utility and water easements directly affecting the Unit Premises. No encroachments are to exist by the Unit Improvements or on the Unit Premises other than those that are Permitted Liens or that may have been consented to by Owner and any Assignee and all set-back requirements have been complied with. If any discrepancies exist between the legal description set forth on the survey delivered pursuant to paragraph (h) of Section 4 hereof and the legal description set forth on the final as-built survey, Owner and Agent shall cooperate in amending the legal descriptions in all recorded documents creating or affecting the Unit Premises, including, without limitation, any easements and any applicable Ground Lease, to reflect the correct as-built description.

         (g) UTILITIES. Direct connection has been made to all appropriate utility facilities and the Unit Improvements are ready for occupancy and operation.

         (h) FLOOD ZONE. If the Unit Premises are located in a flood plain, a policy of flood insurance in an amount equal to the lesser of (A) the maximum limit of coverage available under the National Flood Insurance Act of 1968, as amended, or (B) the amount of the Unit Acquisition Cost for the Unit.

         (i) CONTINUING REPRESENTATIONS OF AGENT. All representations and warranties made in this Agreement (other than in subsection 8.10 hereof), in the Lease (other than in paragraph (f) and clause (8) of paragraph (r) of Section 2 of the Lease), and in connection with the Final Advance are and remain true and correct in all material respects on and as of the date of the Final Advance as if made on and as of the date of the Final Advance and no Event of Default, Potential Default or, with respect to the Unit for which the Final Advance is requested, Event of Unit Termination or Potential Event of Unit Termination, under this Agreement has occurred and is continuing on the date such Final Advance is to be made or will occur by reason of giving effect to such Final Advance.

         (j) CONTINUING REPRESENTATIONS OF GUARANTOR. All representations and warranties of the Guarantor made in the Guaranty are and remain true and correct in all material respects on and as of the date of the Final Advance as if made on and as of the date of the Final Advance and no default under the Guaranty has occurred and is continuing on the date such Final Advance is to be made or will occur by reason of giving effect to such Final Advance.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



         (k) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there has been no material adverse change in the assets, properties, operations, prospects, consolidated financial condition, contingent liabilities or business of the Guarantor, which could reasonably be expected to have a material adverse effect on (i) the ability of Agent to perform its obligations under this Agreement, the Lease or any of the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (ii) the rights or interests of Owner or Assignee under this Agreement or the Lease.

         (l) AFL UNIT LEASING RECORD. An AFL Unit Leasing Record prepared and duly executed by Agent.

         (m) REQUEST FOR ADVANCE. A duly executed AIA Document G722 (or substantially similar document) stating the total amount of the Final Advance requested, the date on which such advance is to be made, wiring instructions and a specific breakdown of items and costs for which the Final Advance is to be made.

         SECTION 7. CONDITIONS PRECEDENT TO COMPLETION ADVANCES WITH RESPECT TO
                    A UNIT

         Owner's obligation to make a Completion Advance with respect to a Unit shall be subject to the satisfaction of the conditions set forth in this
Section 7 and to the receipt by Owner and any Assignee of the documents set forth in this Section 7, in each case in form and substance reasonably satisfactory to Owner and Assignee. The proceeds of a Completion Advance shall be used to pay in full all costs then due relating to completion of such Unit not covered by previous advances under this Agreement. Owner shall have not more than seven (7) Business Days to review the Certificate of Increased Cost and its attachments prior to making the Completion Advance.

         The following are the documents to be received by Owner and any Assignee and the conditions to be satisfied:

         (a) CERTIFICATE OF INCREASED COST. A duly executed Certificate of Increased Cost certified true and correct as to all matters therein by Agent.

         (b) CONTINUING REPRESENTATIONS OF AGENT. All representations and warranties made in this Agreement (other than subsection 8.10 hereof), in the Lease (other than in paragraph (f) and clause (8) of paragraph (r) of Section 2 of the Lease), and in connection with the Completion Advance are and remain true and correct in all material respects on and as of the date of the Completion Advance as if made on and as of the date of the Completion Advance and no Event of Default, Potential Default or, with respect to the Unit for which the Completion Advance is requested, Event of Unit Termination or Potential Event of Unit Termination under this Agreement has occurred and is continuing on the date such Completion Advance is to be made or will occur by reason of giving effect to such Completion Advance.

         (c) CONTINUING REPRESENTATIONS OF GUARANTOR. All representations and warranties of the Guarantor made in the Guaranty are and remain true and correct in all material respects on and as of the date of the Completion Advance as if made on and as of the date of the Completion Advance and no default under the Guaranty has occurred and is continuing on the

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



date such Completion Advance is to be made or will occur by reason of giving effect to such Completion Advance.

         (d) REQUEST FOR ADVANCE. A duly executed AIA Document G722 (or substantially similar document) stating the total amount of the Completion Advance requested, the date on which such advance is to be made, wiring instructions and a specific breakdown of items and costs for which the Completion Advance is to be made.

         (e) REVISED AFL UNIT LEASING RECORD. A revised AFL Unit Leasing Record prepared by Agent pursuant to subsection 2.3(b) hereof.

         (f) SATISFACTORY TITLE. A notice of title continuation (or nothing further certificate) or an endorsement issued by the Title Company in respect of Owner's title policy and any Assignee's title policy indicating that since the last advance for such Unit Premises, there have been no changes in the state of title, except for Permitted Liens, and no additional survey exceptions (other than Permitted Liens) not theretofore specifically approved in writing by Owner and Assignee and, if such Unit Premises are subject to a Ground Lease in which Agent is not the ground lessor thereunder, an estoppel certificate from the ground lessor certifying that there are no defaults under the Ground Lease, if any, and such other information relating to title as may be reasonably requested by Owner or Assignee at least three (3) Business Days prior to the making of a Completion Advance.

         (g) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there has been no material adverse change in the assets, properties, operations, prospects, consolidated financial condition, contingent liabilities or business of the Guarantor, which could reasonably be expected to have a material adverse effect on (i) the ability of Agent to perform its obligations under this Agreement, the Lease or any of the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (ii) the rights or interests of Owner or Assignee under this Agreement or the Lease.

         SECTION 8.  REPRESENTATIONS AND WARRANTIES OF EACH AGENT

         Each Agent represents and warrants to Owner now and (except with respect to subsection 8.10 hereof) on the date of each advance that:

         8.1 CORPORATE MATTERS. Agent (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, (ii) has full power, authority and legal right to own and operate its properties and to conduct its business as presently conducted and to execute, deliver and perform its obligations under the Operative Documents and the Construction Documents, and (iii) is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to comply with the foregoing clauses
(ii) and (iii) would not impair the ability of Agent to perform its obligations under the Operative Documents and the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


         8.2 POWER AND AUTHORITY. The consummation of the transactions herein contemplated and the performance and observance of Agent's obligations under the Operative Documents have been, and the Construction Documents have been or will be, duly authorized by all necessary corporate action on the part of Agent. The execution, delivery and performance by Agent of the Operative Documents and the Construction Documents will not result in any violation of any term of the articles of incorporation or the by-laws of Agent, do not require stockholder approval or the approval or consent of any trustee or holders of indebtedness of Agent except such as have been obtained prior to the date hereof and will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than a Permitted Lien) upon any property or assets of Agent under, any indenture, mortgage or other agreement or instrument to which Agent is a party or by which it or any of its property is bound, or any existing applicable law, rule, regulation, license, judgment, order or decree of any Governmental Authority or court having jurisdiction over Agent or any of its activities or properties, except for any possible conflict with, breach of or default under, any indenture, mortgage or other agreement or instrument, which conflict, breach, default or violation could reasonably be expected to have a material adverse effect on (i) the construction, use or value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (ii) the ability of Agent to perform its obligations under the Operative Documents and the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (iii) the rights or interests of Owner or Assignee under this Agreement or the Lease.

         8.3 BINDING AGREEMENTS. (i) The Operative Documents have been, and each of the Construction Documents will be, duly authorized, executed and delivered by Agent and, assuming the due authorization, execution and delivery of the Operative Documents by Owner and the Construction Documents by the parties thereto other than Agent, the Operative Documents are, and each of the Construction Documents when executed and delivered will be, legal, valid and binding obligations of Agent, enforceable according to their respective terms.

               (ii) The Guaranty has been duly authorized, executed and delivered by the Guarantor and is a legal, valid and binding obligation of the Guarantor, enforceable according to its terms.

         8.4 NO LITIGATION. There is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the knowledge of Agent, threatened against or affecting Agent or the Guarantor or any property or rights of Agent or the Guarantor with respect to which there exists a reasonable possibility of a decision or judgment which would (a) question the validity or enforceability of this Agreement or the Pledged Contracts, (b) materially adversely affect any Unit Premises, Unit Improvements, Unit FF&E, or Unit, (c) impair the ability of Agent to perform its obligations under the Operative Documents, or (in any material respect) under any of the Construction Documents or the ability of the Guarantor to perform its obligations under the Guaranty, or (d) the rights or interests of Owner or Assignee under this Agreement or the Lease.

         8.5 CONSENTS, APPROVALS, AUTHORIZATIONS, ETC. There are no consents, licenses, orders, authorizations, approvals, Environmental Approvals, Permits, waivers, extensions or variances of, or notices to or registrations or filings with (each a "GOVERNMENTAL

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY




ACTION"), any Governmental Authority or public body or authority which are or will be required in connection with the valid execution, delivery and performance of the Operative Documents and the Construction Documents, or any Governmental Action (i) which is or will be required in connection with any participation by Owner or Assignee in the transactions contemplated by any bill of sale, deed, assignment, assumption, ownership agreement, or operating agreement relating to any Unit Premises, Unit Improvements, Unit FF&E or Unit or (ii) which is or will be required to be obtained by Owner, Agent, Merrill, Merrill Leasing, any Assignee or an Affiliate of the foregoing, during the term of this Agreement, with respect to any Unit Premises, Unit Improvements, Unit FF&E or Unit except such Governmental Actions, (A) as have been or will be in a timely manner duly obtained, given or accomplished, (B) as may be required by applicable law not now in effect, (C) which may be required as a result of the business, properties or activities of Owner, any Assignee or any Affiliate of the foregoing and which are not solely dependent on the nature of any Unit Premises, Unit Improvements, Unit FF&E or Unit under this Agreement or the business of Agent, or (D) which, individually or in the aggregate, if not obtained or effected, (x) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability as a result of failure to comply therewith, (y) will not result in a material diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit and (z) will not impair the ability of Agent to perform its obligations under the Operative Documents, or (in any material respect) any of the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner.

         8.6 COMPLIANCE WITH LEGAL REQUIREMENTS AND INSURANCE REQUIREMENTS. The construction, operation, use, and physical condition of each Unit Premises, the Unit Improvements, Unit, and item of Unit FF&E comply with all Legal Requirements and Insurance Requirements, except any Legal Requirement, the noncompliance with which, individually or in the aggregate, (a) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability as a result of failure to comply therewith, (b) will not result in a material diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit and (c) will not impair the ability of Agent to perform its obligations under the Operative Documents or any of the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner.

         8.7 NO DEFAULT. Neither Agent nor Guarantor is in violation of or in default under or with respect to any Legal Requirement in any respect which could reasonably be expected to have a material adverse effect on (a) the construction, operation, maintenance, use or value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (b) the ability of Agent to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (c) the rights or interests of Owner or Assignee under this Agreement or the Lease.

         8.8 OWNERSHIP; LIENS. No Unit Premises, Unit Improvements, Unit FF&E, or Unit is subject to any Lien, except for Permitted Liens.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



         8.9 FINANCIAL STATEMENTS. Agent has furnished to Owner copies of its annual unaudited financial statements for the fiscal year ended December 31, 1998 and the Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 1998. The financial statements contained in such documents fairly present the financial position, results of operations and statements of cash flows of Agent and the Guarantor as of the dates and for the periods indicated therein and have been prepared in accordance with GAAP.

         8.10 MATERIAL ADVERSE CHANGE. Since December 31, 1998, there has been no material adverse change in the assets, properties, operations, prospects, consolidated financial condition, contingent liabilities or business of the Guarantor, which could reasonably be expected to have a material adverse effect on (a) the construction, operation, maintenance, use or value of any Unit, (b) the ability of Agent to perform its obligations under this Agreement, the Lease or any of the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or
(c) the rights or interests of Owner or Assignee under this Agreement or the Lease.

         8.11 SUITABILITY OF EACH UNIT PREMISES. Each Unit Premises is suitable in all material respects (including, without limitation, ground conditions, utilities, and condition of title) for the construction of the related Unit Improvements.

         8.12 ERISA. Agent and its ERISA Affiliates are in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder. No Reportable Event has occurred, been waived or exists as to which Agent or any ERISA Affiliate was or is required to file a report with the PBGC, and the present value of all benefit liabilities under each ERISA Plan (based on those assumptions used to fund such ERISA Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $2,000,000 the value of the assets of such ERISA Plan. Neither Agent nor any ERISA Affiliate has incurred any Withdrawal Liability that could result in a material adverse effect on (a) the construction, operation, maintenance, use or value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (b) the ability of Agent to perform its obligations under the Operative Documents or any of the Construction Documents in a timely manner or (c) the rights or interests of Owner or Assignee under this Agreement or the Lease. Neither Agent nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such ERISA Plan or otherwise, in a material adverse effect on (A) the construction, operation, maintenance, use or value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (B) the ability of Agent to perform its obligations under the Operative Documents or any of the Construction Documents in a timely manner or (C) the rights or interests of Owner or Assignee under this Agreement or the Lease.

         8.13 GROUND LEASE. Each Ground Lease has been duly authorized, executed and delivered by Agent and is a legal, valid and binding obligation of Agent enforceable according to its terms. Each Ground Lease is a Mortgageable Ground Lease except to the extent agreed to in writing by Owner and Assignee and is in full force and effect.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



         8.14 STATUS OF AGENT. On the date hereof, not less than fifty-one percent (51%) of the common stock of each of TA Operating Corporation and National Auto/Truckstops, Inc. is owned (directly or indirectly) beneficially and of record by the Guarantor.

         8.15 TAXES. Agent has filed or caused to be filed all tax returns which are required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its assets and properties and has paid all other taxes, fees or other charges imposed on it by any Governmental Authority (except taxes, fees and charges subject to a Permitted Contest).

         8.16 PLEDGE AGREEMENT. The Pledge Agreement has been duly authorized, executed and delivered by Agent and, assuming the due authorization, execution and delivery of the Pledge Agreement by Owner, is a legal, valid and binding obligation of Agent, enforceable according to its terms. The Pledge Agreement creates a valid security interest in the Collateral (as defined in the Pledge Agreement) now in existence, securing the payment of the Secured Obligations (as defined in the Pledge Agreement). All action necessary to perfect the security interest in the Collateral has been taken and such security interest has priority over any other Lien on the Collateral, except for Permitted Liens.

         8.17 ENVIRONMENTAL DISCLOSURE.

         Except as expressly identified in the Pledged Contracts and the Environmental Documents:

               (i) To the best knowledge of Agent, after due inquiry, Agent and each Unit complies with, and have at all times complied with, all Environmental Requirements applicable to each Unit, including, without limitation, the use, maintenance and operation of each Unit, and all activities and conduct of business related thereto, including, without limitation, the storage, disposal, removal, transport, treatment and/or remediation of any Hazardous Substance, except where noncompliance, individually or in the aggregate, (1) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (2) will not result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (3) will not impair the ability of Agent to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (4) will not impair the rights or interests of Owner or Assignee under this Agreement or the Lease.

               (ii) Agent has obtained all Environmental Approvals necessary in connection with the ownership of and operation at each Unit Premises and any activities or conduct performed thereon, and all such Environmental Approvals are in good standing (subject to Permitted Contests), and Agent is currently in compliance with all terms and conditions of such Environmental Approvals, except where noncompliance, individually or in the aggregate, (1) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (2) will not result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (3) will not impair the ability of Agent to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY




perform its obligations under the Guaranty in a timely manner and (4) will not impair the rights or interests of Owner or Assignee under this Agreement or the Lease. There are no proceedings pending or threatened as to which there exists a reasonable possibility of a decision or judgment which would question the validity of any such Environmental Approvals.

               (iii) Agent has not received, and is not otherwise aware of, any notice, directive, citation, subpoena, summons, order to show cause, complaint or other written communication concerning any alleged violation of Environmental Requirements relating to or affecting any Unit or relating to or arising out of (1) the Release or threatened Release of Hazardous Substances at, on, from, beneath or affecting any Unit, or (2) the conditions, ownership, use, maintenance or operation of a Unit or Equipment by Agent or by any prior owner or operator of any Unit, except with respect to any such alleged violations that (a) are subject to a Permitted Contest, (b) have been remedied or (c)(1) individually or in the aggregate, (i) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (ii) will not result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (iii) will not impair the ability of Agent to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (iv) will not impair the rights or interests of Owner or Assignee under this Agreement or the Lease, and
(2) which violations will be remedied prior to the time that such violations, individually or in the aggregate, (i) place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (ii) result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (iii) impair the ability of Agent to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (iv) impair the rights or interests of Owner or Assignee under this Agreement or the Lease.

               (iv) To the best knowledge of Agent, there has been no material adverse change in the facts or circumstances reported in or assumed in the Environmental Reports and the Environmental Documents.

               (v) No Environmental Lien is attached to any portion of any Unit Premises.

               (vi) Neither Agent nor, to the knowledge of Agent, any contractor engaged in connection with any Unit, has engaged in or permitted any operations or activities upon, or any use or occupancy of, any Unit or any portion thereof, for the purpose of or in any way involving the Release of any Hazardous Substance in a manner not in compliance with Environmental Requirements or the handling, storage, use or disposal of any Hazardous Substance in a manner not in compliance with Environmental Requirements, except where noncompliance, individually or in the aggregate, (1) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (2) will not result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (3) will not impair the ability of Agent to perform its obligations under the Operative Documents




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                                                    THIS AGREEMENT FOR LEASE IS
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in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (4) will not impair the rights or interests of Owner or Assignee under this Agreement or the Lease, nor has Agent caused any Hazardous Substance to be Released or otherwise come to be located on, under, in or about any Unit, nor to the knowledge of Agent has any Hazardous Substance migrated from any Unit onto or underneath other properties, in either case in a condition or under circumstances that could reasonably be expected to (i) place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (ii) result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (iii) impair the ability of Agent to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (iv) impair the rights or interests of the Owner or Assignee under this Agreement or the Lease.

               (vii) To the best knowledge of Agent, there is not constructed, placed, deposited, stored, disposed nor located on any Unit any asbestos in any form that has become or threatens to become friable.

               (viii) To the best knowledge of Agent, there is not constructed, placed, deposited, released, stored, disposed, leached nor located on any Unit any polychlorinated biphenyls ("PCBS") or transformers, capacitors, ballasts or other equipment that contain dielectric fluid containing PCBs in a condition not in compliance with applicable Environmental Requirements, except where the noncompliance, individually or in the aggregate, (1) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (2) will not result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (3) will not impair the ability of Agent to perform its obligations under the Operative Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and (4) will not impair the rights or interests of Owner or Assignee under this Agreement or the Lease.

         8.18 AVAILABILITY OF UTILITIES; EASEMENTS. All utility services, rights-of-way, easements, licenses and permits necessary for the construction of each Unit without impediment or delay will be available at the boundaries of each Unit Premises upon the commencement of construction or will be timely obtained, and all utility services, rights-of-way, easements, licenses and permits necessary for the operation of each Unit for its intended purpose will be available on commercially reasonable terms at or within the boundaries of each Unit Premises when needed.

         8.19 BUDGETS. All Unit Budgets furnished or to be furnished to Owner and Assignee by or on behalf of Agent at the time so furnished (a) have been and will be prepared with due care in accordance with prudent business and engineering practices, (b) fairly present, and will fairly present, Agent's expectations as to the matters covered thereby as of their date, (c) are based on, and will be based on, assumptions that are reasonable as to all factual and legal matters material to the estimates therein and (d) are in all material respects consistent with, and will be in all material respects consistent with, the provisions of this Agreement, the Lease and the Construction Documents. Each Unit Budget includes all costs and expenses that could


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                                                    THIS AGREEMENT FOR LEASE IS
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reasonably be expected (at the time furnished) to be incurred in connection with the construction of the applicable Unit.

         8.20 INVESTMENT COMPANY ACT. Neither Agent is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment advisor" within the meaning of the Investment Act of 1940, as amended.

         8.21 YEAR 2000 PROBLEM. Agent has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Agent may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Agent believes that the "Year 2000 Problem" will not have a Material Adverse Effect. As used herein "Material Adverse Effect" shall mean (a) a material adverse effect on the business, condition (financial or otherwise), operations, performance or properties of Agent, or (b) a material impairment of the ability of Agent to perform its obligations under or to remain in compliance with the Operative Documents and the Construction Documents. From time to time, at the request of Owner or any Assignee, Agent shall provide to Owner and such Assignee such updated information or documentation as is requested regarding the status of its efforts to address the Year 2000 Problem.

         SECTION 9.  AFFIRMATIVE COVENANTS

         Each Agent hereby agrees that, so long as this Agreement remains in effect, Agent shall keep and perform fully each and all of the following covenants:

         9.1 PERFORMANCE UNDER OTHER AGREEMENTS. Agent shall duly perform and observe all of the covenants, agreements and conditions on its part to be performed and observed hereunder and shall duly perform and observe all of the covenants, agreements and conditions on its part which it is obligated to perform or observe under the Pledged Contracts and the Construction Documents related to each Unit, except for any covenants, agreements and conditions under the Construction Documents, the noncompliance with which, individually or in the aggregate, (i) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability,
(ii) will not result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (iii) will not impair the ability of Agent to perform its obligations under this Agreement and the Lease in a timely manner and (iv) will not impair the rights or interests of Owner or Assignee under this Agreement or the Lease.

         9.2 NO ENCROACHMENTS. The Unit Improvements shall be constructed entirely on the related Unit Premises and shall not encroach upon or overhang (unless consented to by the affected property owner) any easement or right-of-way or the land of others (unless such encroachment or overhang is a Permitted Lien or is insured over by the Title Company in a manner reasonably satisfactory to Owner), and when erected shall be wholly within any building restriction lines, however established. Upon the reasonable request of Owner, Agent shall



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                                                    THIS AGREEMENT FOR LEASE IS
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furnish from time to time satisfactory evidence of compliance with the foregoing covenants, including, without limitation, a survey prepared by a registered surveyor or engineer. If any discrepancies exist between the legal description set forth on the survey described in Section 4(h) hereof and the final as-built survey described in Section 6(f) hereof, Owner and Agent shall cooperate, at Agent's expense, in amending the legal descriptions in all recorded documents creating or encumbering or otherwise affecting the Unit Premises, including, without limitation, any easements and any applicable
Ground Lease, to reflect the correct as-built description.

         9.3  INSURANCE.

         (a) INSURANCE WITH RESPECT TO EACH UNIT PREMISES, THE UNIT IMPROVEMENTS, UNIT FF&E AND UNIT. Agent will maintain or cause to be maintained on each Unit Premises, Unit Improvements, Unit FF&E and Unit insurance of the same types, in the same amounts and on the same terms and conditions as the insurance required by Section 10 of the Lease, except that the terms "Owner", "Agent" and "this Agreement" shall substitute for the terms "the Lessor", "the Lessee" and "this Lease", respectively, the phrase "Unit Premises, Unit Improvements, Unit FF&E and Unit" shall substitute for the phrase "Parcel of Property", and references to "Equipment" or "Unit of Equipment" shall be deemed deleted, and the phrase "Unit Acquisition Cost" shall substitute for the phrase "Acquisition Cost"; PROVIDED, that in lieu of the insurance required by paragraph (c)(i) of Section 10 of the Lease, Agent shall maintain or cause to be maintained All Risk Builders' Risk Completed Value Non-Reporting Form Insurance including collapse coverage and fire insurance with extended coverage, in an amount not less than one hundred one percent (101%) of the completed insurable value of the respective Unit Improvements and Unit FF&E. The term "completed insurable value" as used herein means the actual replacement cost, including the cost of debris removal, but excluding the cost of constructing foundation and footings. In addition, notwithstanding anything to the contrary set forth in paragraph (a) above, Agent shall procure at its own cost and expense and maintain in full force and effect on each Unit Premises, Unit Improvements, Unit FF&E and Unit insurance coverage for the events described in clause (1)(A) and (B) of Section 15 hereof in an amount not less than one hundred one percent (101%) of the completed insurable value of the respective Unit Improvements and Unit FF&E.

         (b)  Notwithstanding anything to the contrary set forth in paragraph
(a) above, Agent covenants that it will procure at its own cost and expense and maintain on each Unit Premises, Unit Improvements, Unit FF&E and Unit at all times during the term of this Agreement insurance policies with responsible insurance companies with a Best Insurance Reports rating of "A-" or better and a financial size category of "VIII" or higher, or if not rated by Best, a Standard & Poor's claims paying ability rating of BBB+ or higher (or such other companies acceptable to Owner and Assignee in their sole discretion). Subject to the immediately preceding sentence, the insurance required by this subsection 9.3 may be obtained by Agent by endorsement on its (or any Affiliate's) blanket insurance policies. In addition, the insurance required by this subsection 9.3 may be maintained with any captive insurance company approved in writing by Owner and Assignee.

         (c) Agent covenants that it will not use, carry on construction with respect to, or occupy any Unit or permit the use, construction, or occupancy of any Unit Premises, Unit Improvements, Unit FF&E or Unit at a time when the insurance required by paragraph (a) of this


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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



subsection is not in force with respect to such Unit Premises, Unit Improvements, Unit FF&E or Unit.

         (d) Agent hereby waives any and all claims for recovery from Owner, Merrill, Merrill Lynch, Merrill Leasing, the General Partner and its shareholders, officers and directors, the limited partners of Owner and the Assignee for any and all loss or damage covered by any of the insurance policies to be maintained under this Agreement to the extent that such loss or damage is recovered under any such policy. Inasmuch as the foregoing waiver will preclude the assignment of any such claim to the extent of such recovery, by subrogation (or otherwise), to an insurance company (or other Person), Agent shall give written notice of the terms of such waiver to each insurance company which has issued, or which may issue in the future, any such policy of insurance (if such notice is required by the insurance policy) and shall cause each such insurance policy to be properly endorsed by the issuer thereof, or to otherwise contain one or more provisions that, prevent the invalidation of the insurance coverage provided thereunder by reason of such waiver.

         9.4 INSPECTION OF BOOKS AND RECORDS. Upon reasonable (and in any event not less than three (3) Business Days') prior notice to Agent and during reasonable business hours, Owner or Assignee or any authorized representatives of either of them, shall have the right of entry and free access to each Unit Premises, the Unit Improvements, Unit FF&E and each Unit and the right to inspect all work done, labor performed and materials furnished in and about each Unit Premises, the Unit Improvements, Unit FF&E and each Unit and at reasonable times the right to inspect all books, contracts and records of Agent and the Guarantor relating to each Unit Premises, the Unit Improvements, Unit FF&E and each Unit. Notwithstanding the foregoing, neither Owner nor any Assignee shall have any duty to make such inspection.

         9.5 EXPENSES. Agent shall pay upon demand all obligations, costs and expenses incurred by Owner with respect to any and all transactions contemplated herein and the preparation of any document reasonably required hereunder and the prosecution or defense of any action or proceeding or other litigation affecting Agent or any Unit Premises, Unit Improvements, Unit FF&E or Unit, including (without limiting the generality of the foregoing) all Financing Costs not capitalized by Owner in Unit Acquisition Cost and amounts required to pay or reimburse Owner for its obligations, costs and expenses arising in connection with the termination of any Credit Agreement (whether as a result of a default thereunder or otherwise), all interest, costs incurred in connection with terminating and obtaining Owner's equity financing, costs incurred in connection with obligations of Owner under or in respect of any interest rate swap, cap, collar or other financial hedging arrangement, including, without limitation, costs incurred by Owner under any such arrangement to reduce the notional amount thereof by the amount of any prepayment of any borrowing to which such interest rate swap, cap, collar or other financial hedging arrangement relates, title and conveyancing charges, recording and filing fees and taxes, title search fees, rent under the Ground Leases, mortgage taxes, intangible personal property taxes, escrow fees, revenue and tax stamp expenses, insurance premiums (including title insurance premiums), brokerage commissions, finders' fees, placement fees, court costs, surveyors', photographers', appraisers', architects', engineers', rating agencies', accountants' and reasonable attorneys' fees and disbursements, and will reimburse to Owner all expenses paid by Owner of the nature described in this subsection 9.5 which have been or may be incurred by Owner with respect to any and all of the transactions contemplated


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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


herein. In the event Agent shall fail to pay or reimburse Owner within ten (10) Business Days after presentation of a bill and demand for payment therefor, Owner may pay or deduct from the advances to be made any of such expenses and any proceeds so applied shall be deemed advances under this Agreement, and deducted from the total funds available to Agent under this Agreement. Notwithstanding anything to the contrary contained in the foregoing, Agent shall not be required to pay or reimburse Owner pursuant to this subsection for any of the foregoing obligations, costs and expenses which Owner has capitalized and included as an element of the Unit Acquisition Cost of a Unit. Expenses incurred by Owner (including, without limitation, Financing Costs) in financing obligations, costs and expenses pending allocation as a capitalized cost to a Unit shall be payable by Agent hereunder.

         9.6 CERTIFICATES; OTHER INFORMATION. Agent shall furnish to Owner and each Assignee:

         (a) concurrently with the delivery of the financial statements referred to in subsection 9.6(b) hereof, a certificate of a Responsible Officer stating that, to the best knowledge of such Responsible Officer after reasonable inquiry (i) Agent during such period has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition contained in this Agreement and in the Construction Documents to be observed, performed or satisfied by it, (ii) there exists on the date of such certificate no Event of Default, Potential Default, Event of Unit Termination or Potential Event of Unit Termination or default under any Pledged Contact, or if any such default exists, specifying the nature and period of existence thereof and what action, if any, Agent has taken, is taking, or proposes to take with respect thereto, and (iii) setting forth computations in reasonable detail satisfactory to Owner and Assignee demonstrating compliance with the covenant contained in subsection 9.15 hereof; and

         (b) from time to time, (i) promptly upon their becoming available, and, in any event, not more than 105 days after the end of each fiscal year of Agent, copies of Agent's annual unaudited financial statements and the Guarantor' s Annual Reports on Form 10-K, and, promptly upon their becoming available, and, in any event, not more than sixty (60) days after the end of each fiscal quarter of the Agent, copies of Agent's quarterly unaudited financial statements and the Guarantor's Quarterly Reports on Form 10-Q and, promptly upon filing, any other reports the Guarantor files with the Securities and Exchange Commission, (ii) promptly, and in any event within ten (10) Business Days upon request, such other information with respect to Agent's and the Guarantor's operations, business, property, assets, financial condition or litigation as Owner or any Assignee shall reasonably request, (iii) promptly, and in any event within five (5) Business Days after a Responsible Officer obtains knowledge of any Event of Default, Potential Default, Event of Unit Termination or Potential Event of Unit Termination, or any default or alleged default by any party to a Pledged Contract, a certificate of a Responsible Officer specifying the nature and period of existence of such Event of Default, Potential Default, Event of Unit Termination or Potential Event of Unit Termination, or default under a Pledged Contract, and what action, if any, Agent has taken, is taking, or proposes to take with respect thereto, (iv) promptly, and in any event within five (5) Business Days after a Responsible Officer obtains knowledge of any material adverse change in the financial condition or business of Agent or the Guarantor of the type described in subsection 8.10 hereof or of any litigation of the type described in subsection
8.4 hereof, a certificate of a Responsible Officer describing such change or litigation as the case may be, and (v) promptly, and in any event within five
(5) Business Days



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                                                    THIS AGREEMENT FOR LEASE IS
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after a Responsible Officer obtains knowledge of any and all Liens, other than
Permitted Liens, on any Unit Premises, Unit Improvements, Unit FF&E, or Unit, a detailed statement of a Responsible Officer describing each such Lien.

         9.7 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Agent shall preserve, renew and keep in full force and effect its corporate existence (except as otherwise permitted herein), and take all reasonable action to maintain all rights, privileges and franchises material to the conduct of its business, and comply with all Legal Requirements; PROVIDED, HOWEVER, that nothing contained in this subsection 9.7 shall prevent Agent from ceasing or omitting to exercise any rights, privileges or franchises which in the reasonable judgment of Agent can no longer be profitably exercised or prevent Agent from selling, abandoning or otherwise disposing of any property, the retention of which in the reasonable judgment of Agent is inadvisable to the business of Agent, or prevent any liquidation of any subsidiary of Agent, or any merger, consolidation or sale, permitted by the provisions of subsection
10.2 hereof.

         9.8 NOTICES. Agent shall give notice to Owner and each Assignee promptly upon, and in any event not more than five (5) Business Days after Agent becomes aware of:

         (a) any litigation or proceeding affecting any Unit Premises, Unit Improvements, Unit FF&E, or Unit in which the amount of damages requested exceeds $250,000 or more and is not covered by insurance or in which injunctive or similar relief is sought;

         (b) any notice given by or to Agent pursuant to any of the Pledged Contracts or Construction Documents that a default has occurred thereunder;

         (c) any condition which results or is reasonably likely to result in a Force Majeure Delay in completion of the Unit Improvements;

         (d) the imposition of any Lien (other than Permitted Liens); and

         (e) notices received from any party to any Pledged Contract that (i) such party is amending, modifying or waiving any term of any Pledged Contract,
(ii) such party is commencing or proposes to commence any dispute resolution procedure under the terms of any Pledged Contract, (iii) such party is terminating or has proposed to terminate any Pledged Contract, (iv) a default has occurred under any Pledged Contract or any Person has alleged that a default has occurred under any Pledged Contract, or (v) there are claims for damages existing as a result of the performance or the failure to perform any obligations under any Pledged Contract.

         Each notice pursuant to this subsection 9.8 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action, if any, Agent proposes to take with respect thereto.

         9.9 LEGAL REQUIREMENTS AND INSURANCE REQUIREMENTS. Agent shall comply with every Insurance Requirement, and every Legal Requirement (subject to Permitted Contests), affecting (a) the execution, delivery and performance of this Agreement and the Construction Documents and (b) any Unit Premises, Unit Improvements, item of Unit FF&E or Unit; and Agent will not do or permit any act or thing which is contrary to any Insurance Requirement or which is contrary to any Legal Requirement, or which might impair, other than


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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



in the normal use thereof, the value or usefulness of any Unit Premises, Unit Improvements, item of Unit FF&E or Unit.

         9.10 PAYMENT OF TAXES. With respect to any Unit Premises, Unit Improvements, Unit FF&E, or Unit, Agent shall make all required reports to the appropriate taxing authorities and shall pay during the term of this Agreement the taxes that Agent would be required to pay if such Unit Premises, Unit Improvements or Unit was a Parcel of Property under paragraph (c) of Section 9 of the Lease. Payment of such taxes shall be on the terms set forth in paragraph (c) of Section 9 of the Lease. Agent will pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or levies imposed upon it or its income or properties, prior to the date on which penalties attach thereto, except to the extent that any such tax, assessment, charge or levy is the subject of a Permitted Contest.

         9.11 FILINGS, ETC. Agent shall promptly and duly execute, deliver, file, and record, at Agent's expense, all such documents, statements, filings, and registrations, and take such further action as Owner shall from time to time reasonably request in order to establish, perfect and maintain Owner's title to and interest in any Unit Premises, Unit Improvements, Unit FF&E and any Unit and any Assignee's interest in this Agreement, any Unit Premises, Unit Improvements, Unit FF&E or any Unit as against Agent or any third party in any applicable jurisdiction.

         9.12 USE OF PROCEEDS. The proceeds of each advance shall be used by Agent for payment of costs specified in the applicable request for the advance and in accordance with the respective Unit Budget.

         9.13 COMPLIANCE WITH OTHER REQUIREMENTS. Agent shall use every reasonable precaution to prevent loss or damage to any Unit Premises, Unit Improvements, Unit FF&E, or any Unit and to prevent injury to third Persons or property of third Persons. Agent shall cooperate fully with Owner and all insurance companies providing insurance pursuant to subsection 9.3 hereof in the investigation and defense of any claims or suits arising from the ownership or operation of equipment or ownership, use, or occupancy of any Unit Premises, Unit Improvements, Unit FF&E, or any Unit; PROVIDED, that nothing contained in this subsection shall be construed as imposing on Owner any duty to investigate or defend any such claims or suits. Agent shall comply and shall use its best efforts to cause all Persons operating equipment on, using or occupying any Unit Premises, Unit Improvements, Unit FF&E, or any Unit to comply at Agent's expense with every Insurance Requirement and Legal Requirement regarding acquiring, titling, registering, leasing, subleasing, insuring, using, occupying, operating and disposing of any Unit Premises, Unit Improvements, Unit FF&E, or any Unit, and, if applicable, the licensing of operators thereof.

         9.14 ESTOPPEL CERTIFICATE. If Owner or Assignee shall reasonably believe an "event of default" or event which, with the giving of notice or lapse of time, would become an "event of default" under a Ground Lease has occurred or may have occurred, or if an Event of Default or Potential Default shall have occurred hereunder, Agent shall, upon request of Owner, request from the ground lessor of the Unit Premises an estoppel certificate confirming that there are no defaults under the Ground Lease applicable to such Unit Premises.



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                                                    THIS AGREEMENT FOR LEASE IS
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         9.15 COMPLIANCE WITH FINANCIAL COVENANTS. Agent shall cause the
Guarantor to comply with the covenants set forth in Sections 7.13, 7.14, 7.15,
7.16 and 7.17 of the TravelCenters Credit Agreement; PROVIDED, that Agent's obligation to cause the Guarantor to comply with such Sections of the TravelCenters Credit Agreement shall survive the termination or ceasing to be in effect for any reason whatsoever of the TravelCenters Credit Agreement and Agent agrees to comply with such covenants, notwithstanding any such termination or ceasing to be in effect until such date as this Agreement and the Lease shall be terminated in accordance with the terms hereof and thereof.

         9.16 FURTHER ASSURANCES. Agent shall from time to time, at its own cost and expense, promptly execute and deliver to Owner all such documents and instruments and do all such other acts and things as Owner may reasonably request to obtain the full benefits of this Agreement, to exercise and enforce its rights and remedies hereunder and to protect Owner's rights and interests in and to any Unit Premises, Unit Improvements, Unit FF&E or Unit. Agent shall furnish to Owner upon request the contracts, bills of sale, statements, receipted vouchers and other agreements and documents under which Owner has title to any materials, fixtures or articles of personal property used in the construction or operation of any Unit Premises, Unit Improvements, Unit FF&E or Unit.

         9.17 ENVIRONMENTAL COVENANTS.

         (a) Agent and each Unit shall comply, and Agent shall use all reasonable efforts to cause the compliance by any contractors engaged in connection with each Unit, with all Environmental Requirements applicable to each Unit and activities and conduct of business performed thereon, including, without limitation, the use, maintenance and operation of each Unit and all activities and conduct performed thereon, including, without limitation, the use, storage, removal, transport, treatment and/or remediation of any Hazardous Substance, except where any noncompliance, individually or in the aggregate,
(i) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (ii) will not result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (iii) will not impair the ability of Agent to perform its obligations under this Agreement and the Lease in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and
(iv) will not impair the rights or interests of Owner or Assignee under this Agreement or the Lease.

         (b) Agent shall maintain all Environmental Approvals necessary to conduct operations at each Unit and shall comply with all such Environmental Approvals, except where noncompliance, individually or in the aggregate, (i) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (ii) will not result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (iii) will not impair the ability of Agent to perform its obligations under this Agreement and the Lease in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner and
(iv) will not impair the rights or interests of Owner or Assignee under this Agreement or the Lease.




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                                                    THIS AGREEMENT FOR LEASE IS
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         (c) Agent shall not cause or suffer or permit the attachment of any
Environmental Lien to any Unit or any portion thereof, except for such Environmental Liens as Agent is contesting pursuant to a Permitted Contest.

         (d) Agent shall not cause, and shall use all reasonable efforts not to suffer or permit the transportation or arrangement for the transport of any Hazardous Substance from any Unit to any facility or site for the purpose of treatment or disposal which (i) is included on the NPL or (ii) is subject to a Remedial Action requirement (other than routine anticipated regulatory requirements), except any Remedial Action which (A) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (B) will not result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (C) will not impair the ability of Agent to perform its obligations under this Agreement and the Lease in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely and (D) will not impair the rights or interests of Owner or Assignee under this Agreement or the Lease, or (iii) has not obtained or maintained all Environmental Approvals required pursuant to Environmental Requirements.

         (e) Agent shall not engage in or permit any operations or activities upon, or any use or occupancy of, any Unit or any portion thereof, for the purpose of or in any way involving the Release or any Hazardous Substance in a manner not in compliance with Environmental Requirements or the handling, storage, use or disposal of any Hazardous Substance in a manner not in compliance with Environmental Requirements, except where any noncompliance, individually or in the aggregate, (i) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (ii) will not result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (iii) will not impair the ability of Agent to perform its obligations under this Agreement and the Lease in a timely manner and (iv) will not impair the rights or interests of Owner or Assignee under this Agreement or the Lease, and Agent shall not cause any Hazardous Substance to be released or otherwise come to be located on, under, in or about any Unit, nor to the knowledge of Agent has any Hazardous Substance migrated from any Unit onto or underneath other properties, in either case in a condition or under circumstances that could reasonably be expected to (i) place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability, (ii) result in a diminution in the value of any Unit Premises, Unit Improvements, Unit FF&E or Unit, (iii) impair the ability of Agent to perform its obligations under this Agreement or the Lease in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (iv) impair the rights or interests of Owner or Assignee under this Agreement or the Lease.

         (f) Agent shall not cause or suffer the use or Release of any asbestos-containing material or any article of PCBs in connection with the remodeling construction of any Unit.




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                                                    THIS AGREEMENT FOR LEASE IS
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         9.18 CONSTRUCTION COVENANTS. Agent shall:

         (a) take all reasonable and practical steps to minimize the disruption of the construction process arising from Force Majeure Events; and

         (b) cause all liens (including, without limitation, liens or claims for materials supplied or labor or services performed in connection with the construction of the Unit Improvements), other than Permitted Liens, to be discharged within thirty (30) days.

         SECTION 10.  NEGATIVE COVENANTS

         Agent hereby agrees that, so long as this Agreement remains in effect, Agent shall not directly or indirectly:

         10.1 CHANGES IN UNIT PLANS OR UNIT BUDGET. (a) Modify or supplement in any material respect any Unit Plans, any Unit Budget or any Unit FF&E Specifications in contravention of the requirements of subsection 2.2 hereof without the prior written consent of Owner and Assignee (which consent shall not be unreasonably withheld or delayed) and (if required) of all Governmental Authorities which previously have approved the matters to be changed, or (b) receive advances with respect to a Unit which exceed the Unit Budget for such Unit.

         10.2 PROHIBITION OF FUNDAMENTAL CHANGES. Consolidate with or merge into any other Person except as set forth in Section 26 of the Lease, provided that the term "Owner" shall substitute for the term "the Lessor" and the term "Agent" shall substitute for the term "the Lessee".

         10.3 NOTIFICATION OF OPENING OF A UNIT. Open or operate a Unit prior to the delivery to Owner and any Assignee of the Certificate of Substantial Completion and the AFL Unit Leasing Record for the Unit.

         10.4 ACQUIRE FEE OR LEASEHOLD INTEREST. Acquire a fee or leasehold interest on behalf of Owner in any Unit Premises until Agent has delivered all documents required by Section 4 hereof and in the reasonable judgment of Owner satisfied the conditions set forth in such Section 4.

         10.5 ASSIGNMENT OF OBLIGATIONS. Assign its obligations hereunder to any other party other than from one Agent to the other Agent.

         10.6 CHANGE IN OWNERSHIP. Permit the Guarantor to own (directly or indirectly) beneficially and of record less than fifty-one percent (51%) of the common stock of TA Operating Corporation or National Auto/Truckstops, Inc. (the "Applicable Agent"), unless at the time the Guarantor also owns (directly or indirectly) beneficially and of record less than 51% of the common stock of the Agent that is not the Applicable Agent.

         10.7 PLEDGED CONTRACTS. (a) Create, incur, assume or permit to exist any Lien (other than the Lien of the Pledge Agreement) upon Agent's rights with respect to any Pledged Contract, or sell or assign Agent's interest in any Pledged Contract, other than as permitted


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                                                    THIS AGREEMENT FOR LEASE IS
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pursuant to the Pledge Agreement, or (b) without the prior written consent of
Owner, terminate any Pledged Contract (other than as a result of a default by a party other than Agent to such Pledged Contract) or amend, modify, supplement, restate, replace, grant any consent under, or grant or request any waiver pursuant to any Pledged Contract.

         SECTION 11. EVENTS OF DEFAULT AND EVENTS OF UNIT TERMINATION

         11.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default:

         (a) FAILURE TO MAKE PAYMENTS. Failure to pay the purchase price of a Unit when due in the event of a required purchase by Agent hereunder, or failure by Agent to pay any other amount due hereunder within ten (10) Business Days from demand for such payment.

         (b) UNAUTHORIZED ASSIGNMENTS, ETC. Assignment by Agent of any interest in this Agreement or any advance to be made hereunder or any interest in either.

         (c) MISREPRESENTATIONS. Any representation or warranty made herein or which is contained in any certificate, document or financial or other statement furnished under or in connection with this Agreement shall prove to have been false or inaccurate in any material respect on or as of the date made or deemed made.

         (d) INVOLUNTARY BANKRUPTCY, ETC. An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Agent or the Guarantor, or of a substantial part of the property or assets of Agent or the Guarantor, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law,
(ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Agent or the Guarantor or for a substantial part of the property or assets of Agent or the Guarantor or (iii) the winding-up or liquidation of Agent or the Guarantor and such proceeding or petition shall continue undismissed for thirty (30) days or an order or decree approving or ordering any of the foregoing shall be entered.

         (e) VOLUNTARY BANKRUPTCY, ETC. Agent or the Guarantor shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law,
(ii) consent to the institution of, or fail to contest in a timely and appropriate manner (but within thirty (30) days in any event), any proceeding or the filing of any petition described in paragraph (d) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Agent or the Guarantor or for a substantial part of the property or assets of Agent or the Guarantor, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing.



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                                                    THIS AGREEMENT FOR LEASE IS
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         (f) NEGATIVE COVENANTS. Agent shall default in the performance or observance of any agreement, covenant or condition contained in Section 10 hereof, and in the case of a default arising under subsection 10.1 or 10.7(a) hereof, such default shall continue for thirty (30) days after written notice shall have been given to Agent by Owner specifying such default and requiring such default to be remedied.

         (g) OTHER DEFAULTS. Agent shall default in the performance or observance of any other term, covenant, condition or obligation contained in this Agreement and (other than in the case of a default arising under subsection 9.3 or subsection 9.15 hereof), such default shall continue for thirty (30) days after written notice shall have been given to Agent by Owner specifying such default and requiring such default to be remedied; PROVIDED, that if such default is of a nature that is not capable of being cured within such thirty (30) day period and Agent shall have diligently commenced curing such default and proceeds diligently and in good faith thereafter to complete curing such default, such thirty (30) day period shall be extended to such period as should be necessary to cure such default, not to exceed one hundred twenty (120) days; PROVIDED, FURTHER, that an Event of Unit Termination shall not constitute an Event of Default hereunder.

         (h) DEFAULT UNDER LEASE. An Event of Default (as defined in the Lease) shall occur under the Lease.

         (i) PAYMENT OF OBLIGATIONS. A default or event of default, the effect of which is to permit the holder or holders of any Indebtedness, or a trustee or agent on behalf of such holder or holders, to cause such Indebtedness to become due prior to its stated maturity, shall occur under the provisions of any agreement pursuant to which such Indebtedness was created or instrument evidencing such Indebtedness of Agent or the Guarantor in excess of $2,000,000 in the aggregate or any obligation of Agent or the Guarantor for the payment of such Indebtedness shall become or be declared to be due and payable prior to its stated maturity, or shall not be paid when due; PROVIDED, that the provisions of this paragraph (i) shall not be deemed to apply to any default or event of default or obligation for the payment of Indebtedness arising solely as a result of a reduction in the rating of the Guarantor's senior unsecured debt to less than BBB by Standard & Poor's Ratings Group or less than Baa2 by Moody's Investors Service, Inc.

         (j) JUDGMENT DEFAULTS. Any final non-appealable judgment or judgments for the payment of money in excess of $2,000,000 in the aggregate shall be rendered against Agent or the Guarantor by any court of competent jurisdiction and the same shall remain undischarged for a period of sixty (60) days during which execution of such judgment or judgments shall not be effectively stayed.

         (k) OWNERSHIP OF AGENT. The Guarantor shall fail to own (directly or indirectly) beneficially and of record fifty-one percent (51%) or more of the common stock of TA Operating Corporation or National Auto/Truckstops, Inc. (the "Applicable Agent"), unless at the time the Guarantor also owns (directly or indirectly) beneficially and of record less than 51% of the common stock of the Agent that is not the Applicable Agent.

         (l) EVENT OF UNIT TERMINATION RELATED TO CONSTRUCTION COMPLETION. (i)
(A) An Event of Unit Termination shall occur under paragraphs (c) or (g) of subsection 11.3 hereof


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                                                    THIS AGREEMENT FOR LEASE IS
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and such Event of Unit Termination does not arise as a result of the fraudulent act, illegal act, misapplication of funds or willful misconduct of Agent or (B) an Event of Unit Termination shall occur under paragraphs (a) or (h) of subsection 11.3 hereof and such Event of Unit Termination does not arise as a result of Agent's actions, failure to act, fraudulent act, illegal act, misapplication of funds or willful misconduct, and (ii) Agent shall not purchase the applicable Unit from Owner pursuant to the provisions of subsection 11.4 hereof.

         (m) OTHER EVENTS OF UNIT TERMINATION. (i) (A) An Event of Unit Termination shall occur under paragraphs (b), (d), (e), (f), (i), (j), (k) and
(l) of subsection 11.3 hereof, (B) an Event of Unit Termination shall occur under paragraphs (a) or (h) of subsection 11.3 hereof and such Event of Unit Termination arises as a result of Agent's actions, failure to act, fraudulent act, illegal act, misapplication of funds or willful misconduct, or (C) an Event of Unit Termination shall occur under paragraphs (c) or (g) of subsection
11.3 hereof and such Event of Unit Termination arises as a result of the fraudulent act, illegal act, misapplication of funds or willful misconduct of Agent, and (ii) Agent shall not purchase the applicable Unit from Owner pursuant to the provisions of subsection 11.4 hereof.

         (n) INSURANCE. Agent shall default in the performance or observance of any agreement, covenant or condition contained in subsection 9.3 hereof.

         (o) PLEDGE AGREEMENT. The Pledge Agreement ceases to be in full force and effect, Agent defaults in the performance of any obligation or covenant contained in the Pledge Agreement, or the representation contained in the third sentence of subsection 8.17 hereof shall at any time become untrue in any material respect.

         (p) THE GUARANTY. (i) The Guaranty ceases to be in full force and effect or (ii) the Guarantor defaults in the performance of any obligation or covenant contained in the Guaranty or any other document contemplated thereby, any required notice of such default shall have been given, and any applicable grace period shall have expired.

         (q) GUARANTOR REPRESENTATIONS. Any representation or warranty made by the Guarantor in the Guaranty or any document contemplated hereby or thereby proves to be false, misleading or inaccurate in any material respect.

         11.2 OWNER'S RIGHTS UPON AN EVENT OF DEFAULT. Upon the occurrence and continuation of any Event of Default Owner may in its discretion declare this Agreement to be in default and do any one or more of the following:

         (a) Terminate this Agreement and/or Owner's obligations to make any further advances hereunder by written notice to Agent;

         (b) Take immediate possession of any Unit Premises, Unit Improvements, Unit FF&E, and Unit and remove any equipment or property of Owner in the possession of Agent, wherever situated, and for such purpose, enter upon any Unit Premises, Unit Improvements or Unit without liability to Agent for so doing;

         (c)  Whether or not any action has been taken under paragraph (a) or
(b) above, sell any Unit Premises, Unit Improvements, Unit FF&E or Unit (with or without the


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                                                    THIS AGREEMENT FOR LEASE IS
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concurrence or request of Agent) at public or private sale (judicially or nonjudicially pursuant to such notices and procedures as may be required by law, to the extent such requirements are not effectively waived by Agent hereunder, provided that the disposition of any Unit Premises, Unit Improvements, Unit FF&E or Unit shall take place in a commercially reasonable manner;

         (d) Hold, use, occupy, operate, repair, remove, lease, sublease or keep idle any Unit Premises, Unit Improvements, Unit FF&E, or Unit as Owner in its sole discretion may determine, without any duty to account to Agent with respect to any such action or inaction or for any proceeds thereof; and

         (e) Exercise any other right or remedy which may be available under applicable law and in general proceed by appropriate judicial proceedings, either at law or in equity, to enforce the terms hereof or to recover damages for the breach hereof.

         Suit or suits for the recovery of any default in the payment of any sum due hereunder or for damages may be brought by Owner from time to time at Owner's election, and nothing herein contained shall be deemed to require Owner to await the date whereon this Agreement or the term hereof would have expired by limitation had there been no such default by Agent or no such termination or cancellation.

         The receipt of any payments under this Agreement by Owner with knowledge of any breach of this Agreement by Agent or of any default by Agent in the performance of any of the terms, covenants or conditions of this Agreement, shall not be deemed to be a waiver of any provision of this Agreement.

         No receipt of moneys by Owner from Agent after the termination or cancellation hereof in any lawful manner shall reinstate or continue this Agreement, or operate as a waiver of the right of Owner to recover possession of any Unit Premises, Unit Improvements, Unit FF&E, or Unit by proper suit, action, proceedings or remedy or operate as a waiver of the right to receive any and all amounts owing by Agent to or on behalf of Owner hereunder; it being agreed that, after the service of notice to terminate or cancel this Agreement, and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of any Unit Premises, Unit Improvements, Unit FF&E, or Unit, Owner may demand, receive and collect any moneys payable hereunder, without in any manner affecting such notice, proceedings, suit, action, order, warrant or judgment; and any and all such moneys so collected shall be deemed to be payments on account of Agent's liability hereunder.

         After any Event of Default, Agent shall be liable for, and Owner may recover from Agent, (i) in the case of an Event of Default pursuant to paragraph (l) of subsection 11.1 hereof, an amount equal to 89.9% of the sum of all of Owner's obligations, costs and expenses incurred in connection with its obligations under this Agreement and for which Owner may demand payment or reimbursement pursuant to subsection 9.5 hereof, (ii) in the case of any other Event of Default pursuant to subsection 11.1 hereof or in the event Agent converts any Unit Premises, Unit Improvements, Unit FF&E or Unit after an Event of Default, or in the event such Unit Premises, Unit Improvements, Unit FF&E or Units is lost or destroyed by Agent, all of


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                                                    THIS AGREEMENT FOR LEASE IS
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Owner's obligations, costs and expenses incurred in connection with its obligations under this Agreement and for which Owner may demand payment or reimbursement pursuant to subsection 9.5 hereof, (iii) all amounts payable pursuant to Section 12 hereof and (iv) all of the losses, damages (provided, such losses and damages shall not include (a) the Unit Acquisition Cost or any portion thereof and (b) any losses or damages arising during Agent's construction of any Unit Improvements, Unit FF&E or Unit prior to such Event of Default), costs and expenses (including, without limitation, attorneys' fees and expenses, commissions, filing fees and sales or transfer taxes) sustained by Owner by reason of such Event of Default and the exercise of Owner's remedies with respect thereto, including, in the event of a sale by Owner of any Unit Premises, Unit Improvements, Unit FF&E or Unit pursuant to this subsection 11.2, all costs and expenses associated with such sale. The amounts payable in clauses (i) through (iv) above are hereinafter sometimes referred to as the "ACCRUED DEFAULT OBLIGATIONS".

         After an Event of Default, Owner may sell its interest in any Unit Premises, Unit Improvements, Unit FF&E, and Unit upon any terms that Owner deems satisfactory, free of any rights of Agent or any Person claiming through or under Agent (including, without limitation, any rights hereunder or under the Lease or the Pledged Contracts). In the event of any such sale, in addition to the Accrued Default Obligations, Owner shall be entitled to recover from Agent, as liquidated damages and not as a penalty, an amount equal to (i) in the case of an Event of Default pursuant to paragraph (l) of subsection 11.1 hereof, an amount equal to the Loss Payment of all Unit Premises, Unit Improvements, Unit FF&E and Units under this Agreement or (ii) in the case of all other Events of Default pursuant to subsection 11.1 hereof, an amount equal to the Unit Acquisition Cost of all Unit Premises, Unit Improvements, Unit FF&E and Units under this Agreement. Proceeds of any such sale received by Owner that when combined with the Loss Payment or Unit Acquisition Cost received by Owner exceed the Unit Acquisition Cost of such Unit Premises, Unit Improvements, Unit FF&E or Unit shall be credited against the Accrued Default Obligations Agent is required to pay under this subsection 11.2. If such excess proceeds exceed the Accrued Default Obligations plus (in the case of clause (i) of the first sentence of this paragraph) the Unrecovered Termination Costs, and if Agent has paid all amounts required to be paid under this subsection 11.2, such excess shall be paid by Owner to Agent. As an alternative to any such sale, in addition to the Accrued Default Obligations, Owner may cause Agent to pay to Owner, and Agent shall pay to Owner, as liquidated damages and not as a penalty, an amount equal to (i) in the case of an Event of Default pursuant to paragraph (l) of subsection 11.1 hereof, an amount equal to the Loss Payment of all Unit Premises, Unit Improvements, Unit FF&E and Units under this Agreement, or (ii) in the case of all other Events of Default pursuant to subsection 11.1 hereof, an amount equal to the Unit Acquisition Cost of all Unit Premises, Unit Improvements, Unit FF&E and Units under this Agreement. If Agent converts any Unit Premises, Unit Improvements, Unit FF&E or Unit after any Event of Default, or if such Unit Premises, Unit Improvements, Unit FF&E or Unit is lost or destroyed by Agent, in addition to the Accrued Default Obligations, Owner may cause Agent to pay to Owner, and Agent shall pay to Owner, as liquidated damages and not as a penalty, an amount equal to the Unit Acquisition Cost of such Unit Premises, Unit Improvements, Unit FF&E or Unit.

         In the event of a sale pursuant to this subsection 11.2, upon receipt by Owner of the amounts payable hereunder, Owner shall transfer all of Owner's right, title and interest in and to the Unit Premises, Unit Improvements, Unit FF&E and Unit to Agent or a purchaser other than Agent, as the case may be.



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                                                    THIS AGREEMENT FOR LEASE IS
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         In the event Agent does not pay Owner an amount equal to the Unit
Acquisition Cost of all Unit Premises, Unit Improvements, Unit FF&E and Units plus the Accrued Default Obligations, then, in addition to its other rights in this subsection 11.2, Owner may require Agent to assign to Owner (or to a foreclosure purchaser designated by Owner or Assignee), at no cost, all right, title and interest of Agent in, to and under the Pledged Contracts, and in the event any additional consent of any party to a Pledged Contract is required as a precondition thereunder to an assignment to any other third party assignee designated by Owner or Assignee, to use diligent efforts to obtain any such required consent to such proposed non-foreclosure assignment and assumption of the Pledged Contracts. No remedy referred to in this subsection 11.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Owner at law or in equity, and the exercise in whole or in part by Owner of any one or more of such remedies shall not preclude the simultaneous or later exercise by Owner of any or all such other remedies. No waiver by Owner of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

         With respect to the termination of this Agreement as to any Unit Premises, Unit Improvements, Unit FF&E, or Unit as a result of an Event of Default, Agent hereby waives service of any notice of intention to reenter. Agent hereby waives any and all rights to recover or regain possession of any Unit Premises, Unit Improvements, Unit FF&E, or Unit or to reinstate this Agreement as permitted or provided by or under any statute, law or decision now or hereafter in force and effect.

         The foregoing provisions of this subsection 11.2 are subject to the provisions of subsection 11.4 and 18.11 hereof.

         11.3 EVENTS OF UNIT TERMINATION. The occurrence of any of the following shall constitute an Event of Unit Termination with respect to a Unit:

         (a) NO LIENS. If at any time Agent shall create or permit to exist any Lien against any Unit Premises, Unit Improvements or Unit (even though the same may have existed at the time of any prior advance), except for Permitted Liens, and such Lien is not removed, bonded or otherwise secured to the reasonable satisfaction of Owner and Assignee within sixty (60) days after notice to Agent by Owner.

         (b) DAMAGE OR DESTRUCTION. If any Unit Improvements are partially or totally damaged or destroyed by fire or any other cause arising as a result of Agent's actions or the failure of Agent to act and the restoration thereof cannot reasonably be expected to be completed so that the Unit Improvements will be completed on or before the applicable Unit Completion Date.

         (c) CESSATION OF CONSTRUCTION. If there is any cessation of construction of the Unit Improvements for any period after the date construction shall commence in excess of sixty (60) successive calendar days, unless the conditions of each of subparagraphs (1), (2), (3) and (4) hereof shall have been satisfied:



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                                                    THIS AGREEMENT FOR LEASE IS
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                              (1) the cessation of construction shall have been
               caused by Force Majeure Delay;

                              (2) Agent shall have made adequate provision,
               reasonably acceptable to Owner, for the protection of materials stored on site and for the protection of the Unit Improvements, to the extent then constructed, against deterioration and against other loss or damage and theft;

                              (3) Agent shall have furnished to Owner
               reasonably satisfactory evidence that such cessation of construction will not (i) adversely affect or jeopardize the rights of Agent under material agreements relating to the construction or operation of the Unit Improvements or (ii) cause the Unit Acquisition Cost for all Units under this Agreement to exceed the sum of the Available Commitment; and

                              (4) from time to time upon Owner's reasonable
               request therefor during any such cessation of construction, Agent shall furnish to Owner reasonably satisfactory evidence that (notwithstanding such cessation of construction) the completion of the Unit Improvements can be accomplished on or before the respective Unit Completion Date and within the Unit Budget.

         (d) NONCONFORMING WORK. If the construction of the Unit Improvements, or any part thereof, is made in a manner other than in substantial conformance with the Unit Plans and Agent fails to correct such nonconforming work in a reasonably prompt and satisfactory fashion after notice and demand by Owner, or if Agent shall fail to correct promptly any structural defect in the Unit Improvements upon demand of Owner.

         (e) SECURITY AGREEMENTS. If (i) Agent executes any chattel mortgage or other security agreement on any materials, fixtures or articles of personal property used in the construction or operation of the Unit Improvements or if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the title thereto will not vest in Owner free from encumbrance or (ii) any such materials, fixtures or articles are not in accordance with the Unit Plans or
(iii) Agent does not furnish to Owner upon request the contracts, bills of sale, statements, receipted vouchers and other agreements and documents, or any of them, under which Owner claims title to such materials, fixtures or articles.

         (f) NON-COMPLIANCE WITH LEGAL REQUIREMENTS. If Agent fails (subject to Permitted Contests) to comply with any Legal Requirement relating solely to such Unit, except any Legal Requirement, the noncompliance with which, individually or in the aggregate (i) will not place Owner or any Assignee in any danger of civil liability for which Owner or any Assignee is not adequately indemnified hereunder or subject Owner or any Assignee to any danger of criminal liability as a result of failure to comply therewith, (ii) will not result in a material diminution in the value or utility of any Unit and (iii) will not impair Agent's ability to perform its obligations under this Agreement or the Lease in a timely manner.



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                                                    THIS AGREEMENT FOR LEASE IS
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         (g) FAILURE TO COMPLETE. If (i) as of the close of business on a Unit
Completion Date, Substantial Completion of the applicable Unit has not been achieved or (ii) the Certificate of Substantial Completion and AFL Unit Leasing Record have not been executed and delivered by the applicable Unit Completion Date.

         (h) PERMITS. If Agent shall fail to obtain or be unable to obtain any material Permit, or if any material Permit shall be revoked or otherwise cease to be in full force and effect unless Agent shall have obtained reinstatement or reissuance of such Permit within thirty (30) days after the revocation or expiration thereof, or if such reinstatement or reissuance is of a nature that it cannot be completely effected within thirty (30) days, Agent shall have diligently commenced application for such reinstatement or reissuance and shall thereafter be diligently proceeding to complete said reinstatement or reissuance.

         (i) ENVIRONMENTAL MATTERS. The occurrence of any event or circumstance relating to Environmental Matters with respect to a Unit that has a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use or value of the Unit, (ii) the ability of Agent to observe and perform its obligations under this Agreement or the Lease in a timely manner or
(iii) the rights or interests of Owner or Assignee under this Agreement or the Lease.

         (j) TAKING. If the Taking of all or a substantial portion of a Unit occurs as a result of Agent's actions or Agent's failure to act. Upon receipt of proceeds from any award or sale made in connection with such Taking, so long as no Event of Default or Potential Default has occurred and is continuing, and so long as Agent has made all payments to Owner required under subsection 11.4 hereof, Owner shall remit to Agent the net amount of such proceeds remaining after reimbursement for all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Owner in connection with the negotiation and settlement of any proceedings related to such Taking. If such proceeds are received prior to Agent making the payments required under subsection 11.4 hereof, the net proceeds shall be applied to the amount payable thereunder. A Taking shall be deemed to affect a "substantial portion" of a Unit if after such Taking such Unit has suffered a material diminution in value and is, or will be, unusable for Agent's ordinary business purposes.

         (k) DEFAULTS UNDER CONSTRUCTION DOCUMENTS. Any default by Agent shall occur under any of the Construction Documents which could reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, use or value of any Unit, (ii) the ability of Agent to perform its obligations under this Agreement or the Lease in a timely manner or (iii) the rights or interests of Owner or Assignee under this Agreement or the Lease, any required notice shall have been given and/or any applicable grace period shall have expired and such default shall not have been cured by Agent or waived by the other party to such Construction Document in writing prior to the expiration of such grace period.

         (l) OTHER COVENANTS. Agent shall default in the performance or observance of any other term, covenant, condition or obligation contained in this Agreement (other than in the case of a default arising under subsection 9.3, subsection 9.15, subsection 10.2, subsection 10.3, subsection 10.4, subsection 10.5, subsection 10.6 or subsection 10.7 hereof) relating solely to such Unit, and such default shall continue for thirty (30) days after written notice shall have been


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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



given to Agent by Owner specifying such default and requiring such default to be remedied; PROVIDED, that if such default is of a nature that is not capable of being cured within such thirty (30) day period and Agent shall have diligently commenced curing such default and proceeds diligently and in good faith thereafter to complete curing such default, such thirty (30) day period shall be extended to one hundred twenty (120) days.

         11.4 AGENT'S RIGHTS UPON AN EVENT OF UNIT TERMINATION. If any Event of Unit Termination with respect to a Unit shall occur, Owner shall have no further obligation to make advances to Agent with respect to such Unit, and Agent shall have the right, but not the obligation, to purchase such Unit (including Owner's interest under any applicable Ground Lease) within thirty
(30) days after notice by Owner at a price equal to the Unit Acquisition Cost for such Unit. At the time of such purchase, Agent shall pay to Owner, Owner's obligations, costs, losses, damages, and expenses (including, without limitation, reasonable attorneys' fees and expenses) sustained by Owner by reason of such Event of Unit Termination. Upon the payment by Agent to Owner of the Unit Acquisition Cost for such Unit and all other amounts owing under this subsection 11.4, Owner shall remit to Agent any insurance proceeds received by Owner as a result of such Event of Unit Termination.

         SECTION 12. INDEMNITIES

         (a) Agent shall indemnify, defend, protect and hold harmless Owner and any successor or successors (each of the foregoing an "INDEMNIFIED PERSON") from and against all liabilities, taxes, losses, obligations, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys', experts', consultants' and accountants' fees and expenses) or judgments of any nature relating to or in any way arising out of:

               (i) the ordering, delivery, acquisition, purchase agreement for the acquisition, construction, title on acquisition, rejection, installation, possession, titling, retitling, registration, reregistration, custody by Agent of title and registration documents, ownership, use, non-use, misuse, lease under the Ground Lease, financing (including without limitation all obligations of Owner under or in respect of any interest rate swap, cap, collar or other financial hedging arrangement and any amounts payable by Owner under any such arrangement to reduce the notional amount thereof by the amount of any prepayment of any borrowing to which such interest rate swap, cap, collar or other financial hedging arrangement relates), lease, sublease, operation, transportation, repair, control or disposition of any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit; and

               (ii) any of the claims, liabilities, demands, fees, taxes, violations of contract, or any other matter or situation described in or contemplated by the indemnification provisions of subparagraphs (b), (c), and
(d) of Section 11 of the Lease, except that this Agreement shall substitute the terms "Owner" for "the Lessor", "Agent" for "the Lessee", "this Agreement" for "this Lease", and shall substitute the phrase "Unit Premises, Unit Improvements, Unit FF&E or Unit" for the phrase "Property or Equipment".

         (b) Agent shall indemnify, defend, protect and hold harmless Owner, any Assignee and any successor or successors of Owner and Assignee from and against all



                                     -49-
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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



Environmental Damages relating to or in any way arising out of any Unit, including, without limitation, Environmental Damages relating to or in any way arising out of Environmental Matters, Environmental Requirements or the use, storage, handling, disposal of, import, Release, remediation, treatment, recycling, generation or transportation of Hazardous Substances at, on, under, to or from, any Unit Premises, Unit Improvements, Unit FF&E, or Unit.

         (c) The indemnification required under this Section 12 shall be upon the terms provided in the paragraphs of Section 11 of the Lease following paragraph (d) thereof, except that this Agreement shall substitute the terms in the same manner as described in subparagraph (a)(ii) above. This Section 12 is intended to expressly provide indemnification for the negligence (but not the gross negligence or bad faith) of Indemnified Persons.

         SECTION 13. LEASEHOLD INTERESTS

         The provisions of Section 29 of the Lease shall govern each Ground Lease hereunder, except this Agreement shall substitute the terms "Owner" for "the Lessor", "Agent" for "the Lessee", "Unit Premises, Unit Improvements, Unit FF&E and Unit" for "Parcel of Property" and "Section 13" for "Section 29".

         SECTION 14. PURCHASES

         In connection with, and as a condition to, the purchase of any Unit Premises, Unit Improvements, Unit FF&E, or Unit pursuant to subsections 11.2,
11.4 or 18.11 hereof, Agent shall pay at the time of purchase, in addition to the Unit Acquisition Cost and all other amounts payable by Agent under this Agreement, all transfer taxes, transfer gains taxes, mortgage recording tax, if any, recording and filing fees and all other similar taxes, fees (including, without limitation, brokerage fees), expenses and closing costs (including reasonable attorneys' fees) in connection with the conveyance of such Unit Premises, Unit Improvements, Unit FF&E, or Unit to Agent and all other amounts owing hereunder. Upon receipt of such amount, Owner shall deliver to Agent a bill of sale and assignment agreement assigning and conveying to Agent all of Owner's right, title and interest in and to such Unit Premises, Unit Improvements, Unit FF&E and Unit relating thereto and shall execute and deliver to Agent a quitclaim deed or an assignment of any applicable Ground Lease. When Owner transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, Owner, except that such title shall be free of any Liens resulting from Owner's willful or knowing act or omission and of any Lien created pursuant to a Credit Agreement.

         SECTION 15. TERMINATION OF CERTAIN UNITS

         If (1)(A) any Unit Improvements are partially or totally damaged or destroyed by fire or any other cause and the restoration thereof cannot reasonably be expected to be completed so that the Unit Improvements will achieve Substantial Completion on or before the applicable Unit Completion Date, or (B) the use, occupancy or title to any Unit is taken, requisitioned or sold in, by or on account of actual or threatened eminent domain proceedings or other action by any Person or authority having the power of eminent domain (such events collectively referred to as a "TAKING"), and such Taking relates to the entire Unit or such portion thereof that renders the Unit unsuitable for continued use by Agent for the type of use which immediately preceded such



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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


Taking, and (2) such damage or destruction or Taking, as the case may be, does not arise as a result of Agent's actions or the failure of Agent to act, then in any such event, (i) Agent shall promptly notify Owner in writing of such event, (ii) Owner shall have no further obligation to make advances to Agent with respect to such Unit, and (iii) Agent shall pay to Owner all amounts, if any, owing hereunder with respect to such Unit. Insurance and condemnation proceeds, if any, received by Owner in excess of the Unit Acquisition Cost of the affected Unit, so long as no Event of Default or Event of Unit Termination has occurred and is continuing, shall be paid by Owner to Agent upon the payment by Agent of amounts owing, if any, pursuant to the preceding sentence.

         SECTION 16. PERMITTED CONTESTS

         (a) Agent shall not be required, nor shall Owner have the right, to pay, discharge or remove any tax, assessment, levy, fee, rent, charge, Lien or encumbrance, or to comply or cause any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit to comply with any Legal Requirement applicable to any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit or the occupancy, use or operation thereof, so long as no Event of Default or Event of Unit Termination exists under this Agreement, and, in the judgment of Agent's counsel, Agent shall have reasonable grounds to contest the existence, amount, applicability or validity thereof by appropriate proceedings, which proceedings in the reasonable judgment of Owner and Assignee, (i) shall not involve any material danger that any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit or any portion thereof would be subject to sale, forfeiture or loss, as a result of failure to comply therewith, (ii) shall not affect the payment of any sums due and payable hereunder or result in any such sums being payable to any Person other than Owner or any Assignee, (iii) will not place Owner or any Assignee in any danger of civil liability which is not adequately indemnified (for purposes of this Section 16(a), Agent's obligations under Section 12 of this Agreement shall be deemed to be adequate indemnification if no Event of Default or Event of Unit Termination exists and if such civil liability is reasonably likely to be less than $250,000 per Unit or $1,000,000 with respect to all Units) or to any criminal liability, (iv) if involving taxes, shall suspend the collection of the taxes, and (v) shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Agent or any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit is subject and shall not constitute a default thereunder (the "PERMITTED CONTEST"). Agent shall conduct all Permitted Contests in good faith and with due diligence and shall promptly after the final determination (including appeals) of any Permitted Contest pay and discharge all amounts which shall be determined to be payable therein. Owner shall cooperate in good faith with Agent with respect to all Permitted Contests conducted by Agent pursuant to this Section 16.

         (b) In the event Owner or any Assignee deems, in its reasonable discretion, that its interests under this Agreement or in any Unit Premises, Unit Improvements, item of Unit FF&E or Unit are not adequately protected in connection with a Permitted Contest brought by Agent under this Section 16, Agent shall provide reasonable security to Owner, which security, upon Owner's prior consent, which consent shall not be unreasonably withheld or delayed, can be in the form of a reserve funded out of the proceeds of any advance made hereunder, or provide such other security as may be demanded by Owner or any Assignee to ensure payment of such tax, assessment, levy, fee, rent, charge or Lien and compliance with any Legal Requirement and to prevent any sale or forfeiture of any Unit Premises, Unit Improvements, item

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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

of Unit FF&E, or Unit or any other amount due by reason of such nonpayment or noncompliance. Agent hereby agrees that Owner may assign such security provided by Agent to any Assignee.

         (c) At least ten (10) Business Days prior to the commencement of any Permitted Contest, Agent shall notify Owner and any Assignee in writing thereof if the amount in contest exceeds $250,000, and shall describe such proceeding in reasonable detail. In the event that a taxing authority or subdivision thereof proposes an additional assessment or levy of any tax for which Agent is obligated to reimburse Owner under this Agreement, or in the event that Owner is notified of the commencement of an audit or similar proceeding which could result in such an additional assessment, then Owner shall in a timely manner notify Agent in writing of such proposed levy or proceeding.

         SECTION 17. SALE OR ASSIGNMENT BY OWNER

         (a) Subject to paragraph (b) of this Section 17, Owner shall have the right to obtain equity and debt financing for the acquisition and ownership of any Unit Premises, Unit Improvements, Unit FF&E, and Unit by selling or assigning its right, title and interest in any or all amounts due from Agent or any third Person under this Agreement and granting a security interest in this Agreement to a lender or lenders under a Credit Agreement; PROVIDED, that any such sale or assignment shall be subject to the rights and interests of Agent under this Agreement and the Lease.

         (b) Any Assignee shall, except as otherwise agreed by Owner and such Assignee, have all the rights, powers, privileges and remedies of Owner hereunder, provided that Agent's obligations as between itself and such Assignee hereunder shall be subject to any claims or defenses that Agent may have against Owner. Upon written notice to Agent of any such assignment, Agent shall thereafter make payments of any and all sums due hereunder to Assignee, to the extent specified in such notice, and such payments shall discharge the obligation of Agent to Owner hereunder to the extent of such payments. Anything contained herein to the contrary notwithstanding, no Assignee shall be obligated to perform any duty, covenant or condition required to be performed by Owner hereunder, and any such duty, covenant or condition shall be and remain the sole obligation of Owner.

         (c) The provisions of this Section 17 are subject to the terms and conditions of the Participation Agreement.

         SECTION 18. GENERAL CONDITIONS

         The following conditions shall be applicable throughout the term of this Agreement:

         18.1 SURVIVAL. Except as otherwise provided in the Lease, all agreements, indemnities, representations and warranties set forth herein and the obligation set forth herein to pay Additional Rent (as defined in the Lease) shall survive until the expiration or other termination hereof, provided that (a) any monetary obligation under this Agreement accrued at the time of or related to periods prior to such expiration or other termination shall survive such expiration or other termination to the extent that such obligations have not yet been satisfied, and

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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



(b) any non-monetary obligation under this Agreement which is expressly provided to be performed after or to survive the expiration or termination of this Agreement shall survive the expiration or other termination hereof.

         18.2 NO WAIVERS; CONSENTS AND APPROVALS. (a) No advance hereunder shall constitute a waiver of any of the conditions of Owner's obligation to make further advances nor, in the event Agent is unable to satisfy any such condition, shall any waiver of such condition have the effect of precluding Owner from thereafter declaring such inability to be an Event of Default or Event of Unit Termination as herein provided. Any advance made by Owner and any sums expended by Owner pursuant to this Agreement shall be deemed to have been made pursuant to this Agreement, notwithstanding the existence of an uncured Event of Default or Event of Unit Termination. No advance shall constitute a waiver of the right of Owner to require compliance with the covenant contained in subsection 10.1 hereof with respect to any such defects or material departures from any Unit Plans not theretofore called to the attention of Owner and approved by Owner and Assignee. No advance at a time when an Event of Default or Event of Unit Termination exists shall constitute a waiver of any right or remedy of Owner existing by reason of such Event of Default or Event of Unit Termination, including, without limitation, the right to refuse to make further advances.

All consents or approvals required to be given by Owner pursuant to the provisions of this Agreement shall be deemed given if not otherwise specifically granted or denied within ten (10) Business Days of receipt by Owner of written request from Agent.

         18.3 OWNER AND ASSIGNEE SOLE BENEFICIARIES. All conditions of the obligation of Owner to make advances hereunder are imposed solely and exclusively for the benefit of Owner and any Assignee and their assigns, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Owner will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Owner, with the consent of Assignee, at any time if in its sole discretion it deems it advisable to do so. Inspections and approvals of any Unit Plans, Unit Premises, Unit Improvements, Unit FF&E, and Unit and the workmanship and materials used therein impose no responsibility or liability of any nature whatsoever on Owner or any Assignee, and no Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by Owner or any Assignee for any reason.

         18.4 NO OFFSETS, ETC. The obligations of Agent to pay all amounts payable pursuant to this Agreement and to purchase a Unit hereunder shall be absolute and unconditional under any and all circumstances of any character, and such amounts shall be paid without notice, demand, defense, setoff, deduction or counterclaim and without abatement, suspension, deferment, diminution or reduction of any kind whatsoever, except as herein expressly otherwise provided. The obligation of Agent to lease or sublease and pay Basic Rent (as defined in the Lease) for a Unit upon Substantial Completion with respect to such Unit is without any warranty or representation, express or implied, as to any matter whatsoever on the part of Owner or any Assignee or any Affiliate of either, or anyone acting on behalf of any of them.

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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


         AGENT HAS SELECTED AND SHALL SELECT ALL UNIT PREMISES, UNIT IMPROVEMENTS, UNITS AND ITEMS OF UNIT FF&E CONSTRUCTED, ACQUIRED OR ORDERED ON THE BASIS OF ITS OWN JUDGMENT. NEITHER OWNER NOR ANY ASSIGNEE NOR ANY AFFILIATE OF EITHER, NOR ANYONE ACTING ON BEHALF OF ANY OF THEM, MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, AS TO THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER CHARACTERISTIC, OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEM OF UNIT FF&E, OR AS TO WHETHER ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEM OF UNIT FF&E, OR THE OWNERSHIP, USE, OCCUPANCY OR POSSESSION THEREOF COMPLIES WITH ANY LAWS, RULES, REGULATIONS OR REQUIREMENTS OF ANY KIND.

         AS BETWEEN OWNER AND AGENT, ANY ASSIGNEE OR ANY INDEMNIFIED PERSON, AGENT ASSUMES ALL RISKS AND WAIVES ANY AND ALL DEFENSES, SET-OFFS, DEDUCTIONS, COUNTERCLAIMS (OR OTHER RIGHTS), EXISTING OR FUTURE, TO ITS OBLIGATION TO PAY ALL AMOUNTS PAYABLE HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY RELATING TO:

         (A) THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER QUALITY OR CHARACTERISTIC OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEM OF UNIT FF&E, LATENT OR NOT;

         (B) ANY SET-OFF, COUNTERCLAIM, RECOUPMENT, ABATEMENT, DEFENSE OR OTHER RIGHT WHICH AGENT MAY HAVE AGAINST OWNER, ANY ASSIGNEE, OR ANY INDEMNIFIED PERSON FOR ANY REASON WHATSOEVER ARISING OUT OF THIS OR ANY OTHER TRANSACTION
OR MATTER;

         (C) ANY DEFECT IN TITLE OR OWNERSHIP OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, OR UNIT OR ANY TITLE ENCUMBRANCE NOW OR HEREAFTER EXISTING WITH RESPECT TO THE UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEMS OF UNIT FF&E;

         (D) ANY FAILURE OR DELAY IN DELIVERY OR ANY LOSS, THEFT OR DESTRUCTION OF, OR DAMAGE TO, ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEM OF UNIT FF&E IN WHOLE OR IN PART, OR CESSATION OF THE USE OR POSSESSION OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEM OF UNIT FF&E BY AGENT FOR ANY REASON WHATSOEVER AND OF WHATEVER DURATION, OR ANY CONDEMNATION, CONFISCATION, REQUISITION, SEIZURE, PURCHASE, TAKING OR FORFEITURE OF ANY UNIT PREMISES, UNIT IMPROVEMENTS, ITEM OF UNIT FF&E OR UNIT, IN WHOLE OR IN PART;

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


         (E) ANY INABILITY OR ILLEGALITY WITH RESPECT TO THE USE, OWNERSHIP, OCCUPANCY OR POSSESSION OF THE UNIT PREMISES, UNIT IMPROVEMENTS, UNIT, OR ITEMS OF UNIT FF&E BY AGENT;

         (F) ANY INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING BY OR AGAINST AGENT OR OWNER OR ANY ASSIGNEE;

         (G) ANY FAILURE TO OBTAIN, OR EXPIRATION, SUSPENSION OR OTHER TERMINATION OF, OR INTERRUPTION TO, ANY REQUIRED LICENSES, PERMITS, CONSENTS, AUTHORIZATIONS, APPROVALS OR OTHER LEGAL REQUIREMENTS;

         (H) THE INVALIDITY OR UNENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER INFIRMITY HEREIN OR ANY LACK OF POWER OR AUTHORITY OF OWNER OR AGENT TO ENTER INTO THIS AGREEMENT; OR

         (I) ANY OTHER CIRCUMSTANCES OR HAPPENING WHATSOEVER, WHETHER OR NOT SIMILAR TO ANY OF THE FOREGOING.

         AGENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO TERMINATE, CANCEL, QUIT, RESCIND OR SURRENDER THIS AGREEMENT EXCEPT IN ACCORDANCE WITH THE EXPRESS TERMS HEREOF.

         Notwithstanding anything contained herein to the contrary, the making of payments under this Agreement by Agent shall not be deemed to be a waiver of any claim or claims that Agent may assert against Owner or any other Person. Owner agrees to repay Agent amounts paid to Owner to the extent such payments were in error and are not required by any of the terms and provisions of this Agreement.

         18.5 NO RECOURSE. Owner's obligations hereunder are intended to be the obligations of the limited partnership and of the corporation which is the general partner thereof only and no recourse for the payment of any amount due under this Agreement, the Lease, the Construction Documents or any other agreement contemplated hereby, or for any claim based thereon or otherwise in respect thereof, shall be had against any limited partner of Owner or any incorporator, shareholder, officer, director or Affiliate, as such, past, present or future, of such corporate general partner or of any corporate limited partner or of any successor corporation to such corporate general partner or any corporate limited partner of Owner, or against any direct or indirect parent corporation of such corporate general partner or any limited partner of Owner or any other subsidiary or Affiliate or any such direct or indirect parent corporation or any incorporator, shareholder, officer or director, as such, past, present or future, of any such parent or other subsidiary or Affiliate. Nothing contained in this subsection 18.5 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement, the Lease and the Construction Documents and any other documents referred to herein, of rights and remedies against the limited partnership or the corporate general partner of Owner or the assets of the limited partnership or the corporate general partner of Owner.

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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

         18.6  NOTICES.

All notices, offers, acceptances, approvals, waivers, requests, demands and other communications hereunder or under any other instrument, certificate or other document delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (i) if delivered in person, (ii) if sent by reputable express courier service (including, without limitation, Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (iii) if mailed through the United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (iv) if sent by telecopy and confirmed; PROVIDED, that in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clauses (i), (ii) or (iii) of paragraph (a) of this subsection
18.6. All notices shall be effective upon receipt by the addressee; PROVIDED, HOWEVER, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; PROVIDED, HOWEVER, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

                  If to Owner:

                  TCA Network Funding, Limited Partnership

                  c/o ML Leasing Equipment Corp.
                  North Tower
                  World Financial Center
                  250 Vesey Street
                  New York, New York 10281

                  Attention:        Jean M. Tomaselli
                  Telephone:        (212) 449-7925
                  Telecopy:         (212) 449-2854


With a copy of all notices under this subsection 18.6 to be simultaneously given, delivered, or served to Kira Toone at the following address:

                  ML Leasing Equipment Corp.
                  Controller's Office
                  World Financial Center
                  South Tower - 14th Floor
                  225 Liberty Street
                  New York, New York 10080-6114

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

                  If to any Agent:

                  c/o TravelCenters of America, Inc.
                  24601 Center Ridge Road - Suite 200
                  Westlake, Ohio  44145-5634

                  Attention:        General Counsel
                  Telephone:        (440) 808-4472
                  Telecopy:         (440) 808-3301


With a copy of all notices under this subsection 18.6 to any Assignee at such address as such Assignee may specify by written notice to Owner and Agent.

Owner shall within five (5) Business Days give to Agent a copy of all notices received by Owner pursuant to any Credit Agreement and any other notices received with respect to any Unit Premises, Unit Improvements, item of Unit FF&E, or Unit.

         18.7 MODIFICATIONS. Neither this Agreement nor any provision hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver or termination is sought.

         18.8 RIGHTS CUMULATIVE. All rights, powers and remedies herein given to Owner are cumulative and not alternative, and are in addition to all statutes or rules of law; any forbearance or delay by Owner in exercising the same shall not be deemed to be a waiver thereof, and the exercise of any right or partial exercise thereof shall not preclude the further exercise thereof, and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by Owner. All representations and covenants by Agent shall survive the making of the advances, and the provisions hereof shall be binding upon and inure to the benefit of the respective successors and permitted assigns, if any, of the parties hereto. Agent may not, however, assign its rights or obligations as agent hereunder.

         18.9 GOVERNING LAW. THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. AGENT AND OWNER AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, THIS AGREEMENT, AND THE RIGHTS AND DUTIES OF AGENT AND OWNER HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. AGENT HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTIES, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

BY APPLICABLE LAW, AGENT HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGENT AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. AGENT AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. OWNER AND AGENT EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. OWNER AND AGENT ACKNOWLEDGE THAT THE PROVISIONS OF THIS SUBSECTION 18.9 HAVE BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

         18.10 CAPTIONS. The captions in this Agreement are for convenience of reference only, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         18.11 PURCHASE BY AGENT. Upon the occurrence of an Event of Default and upon the written request of Agent, which shall be received not later than fifteen (15) Business Days subsequent to receipt of notice from Owner or any Assignee pursuant to this Agreement that such Event of Default has occurred, Agent shall have the right, not later than thirty (30) Business Days after Owner's receipt of such request, to purchase all Unit Premises, Unit Improvements, Unit FF&E and Units under this Agreement at a price equal to their Unit Acquisition Cost. In connection with, and as a condition to, the purchase of such Unit Premises, Unit Improvements, Unit FF&E and Units pursuant hereto, Agent shall pay at the time of purchase, in addition to the Unit Acquisition Cost, all other amounts payable by Agent under Section 14 of this Agreement.

         18.12 OWNER COOPERATION. Owner shall from time to time promptly execute and deliver to Agent all such documents and instruments and do all such other acts and things as Agent may reasonably request to obtain the full benefits of this Agreement, to enable Agent to perform its obligations and to protect Agent's rights and interests in and to any Unit Premises, Unit Improvements, Unit FF&E or Unit and all costs and expenses incurred by Owner.

         18.13 SALE OF UNDEVELOPED PROPERTY. Agent shall have the right, upon fifteen (15) days' notice to Owner, to terminate this Agreement with respect to any portion of any Unit Premises constituting undeveloped land acquired pursuant to this Agreement (the "UNDEVELOPED PREMISES"), at any time, by arranging, at its own cost and expense, for the sale of such

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


Undeveloped Premises in an arms' length transaction on the date of termination and the receipt by Agent of the proceeds of such sale; PROVIDED, that as a condition to any such sale Agent shall determine, in its reasonable business judgment, that such Undeveloped Premises shall not be necessary for the use, maintenance or operation of any Unit, and (ii) Agent shall provide to Owner, upon Owner's request, evidence reasonably satisfactory to Owner that such sale will not materially impair the value, utility or condition of any Unit. The proceeds of any sale pursuant to this subsection 18.13 shall be remitted to and retained by Agent. Upon receipt by Agent of the proceeds of sale, Owner shall transfer title to such Undeveloped Premises to the purchaser at the sale designated by Agent. In connection with any sale pursuant to this subsection 18.13, (1) when Owner transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, Owner, but free of any Liens resulting from Owner's willful or knowing act or omission,
(2) the purchase price for any such sale shall be paid entirely in cash and in immediately available funds and (3) Agent shall pay or shall cause the purchaser to pay, in addition to the purchase price, all mortgage recording taxes, if any, recording and filing fees and all other similar taxes, fees, expenses and closing costs (including reasonable attorneys' fees) in connection with the conveyance to any purchaser. Agent hereby acknowledges and agrees that any sale by Owner of Undeveloped Premises pursuant to this subsection 18.13 shall be subject to the provisions of subsection 9.5 and Section 12 of this Agreement.

         SECTION 19. CERTAIN LIMITATIONS

         It is the intention of the parties hereto to conform strictly to all usury laws that are applicable to each such party, this Agreement and to each of the transactions contemplated by this Agreement (collectively, the "TRANSACTIONS"). Accordingly, notwithstanding anything to the contrary in this Agreement, or any other document, certificate, instrument or agreement entered in connection with the Transactions (collectively the "TRANSACTION DOCUMENTS"), it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under Applicable Usury Law (hereinafter defined) that is contracted for, taken, reserved, charged or received by any party under the Transaction Documents or otherwise in connection with the Transactions shall under no circumstances exceed the maximum amount of interest that would lawfully be charged by such party under Applicable Usury Law, (ii) in the event that maturity of any indebtedness evidenced by or payable pursuant to the Transaction Documents is accelerated for any reason, or in the event of any required or permitted payment or prepayment of all or any part of such indebtedness (including, without limitation, and if applicable, any required or permitted purchase of any Unit Premises, Unit Improvements, Unit FF&E or Unit, or any required or permitted payment of the Unit Acquisition Cost), then such consideration that constitutes interest as to any such indebtedness under Applicable Usury Law may never include more than the maximum amount allowed by such Applicable Usury Law, and (iii) excess interest, if any, provided for in the Transaction Documents or otherwise in connection with the Transactions shall be, in accordance with the following provisions of this Section 19, cancelled automatically and, if theretofore paid, shall be credited by the recipient on the principal or stated amount of the affected indebtedness (or, to the extent that the principal or stated amount of such indebtedness shall have been or would thereby be paid in full, refunded by such recipient to the party entitled thereto). If at any time the rate of interest (denominated as such) contractually called for in any Transaction Document (as the same may vary from time to time pursuant to the terms of such Transaction Document, the "STATED RATE"), exceeds the maximum non-usurious rate of interest permitted by Applicable Usury Law (the "MAXIMUM RATE") in respect of the indebtedness

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


evidenced by such Transaction Document, taking into account all other amounts paid or payable pursuant to the Transaction Documents which constitute interest with respect to such indebtedness under Applicable Usury Law regardless of whether denominated as interest (collectively, the "OTHER CHARGES"), then the rate of interest to accrue on such indebtedness shall be limited to such Maximum Rate (taking into account the Other Charges), but any subsequent reduction in the Stated Rate applicable to such indebtedness shall not reduce the rate of interest or yield to accrue on such indebtedness to a rate that is less than such Maximum Rate (taking into account the Other Charges) until such time as the total amount of interest or yield on such indebtedness equals the amount of interest or yield which would have accrued if the Stated Rate applicable to such indebtedness had at all times been in effect. If at the maturity or final payment of any indebtedness the total amount of interest or yield paid or accrued on such indebtedness under the preceding sentence is less than the total amount of interest or yield which would have accrued if the Stated Rate applicable to such indebtedness had at all times been in effect, then to the fullest extent permitted by Applicable Usury Law there shall be due and payable with respect to such indebtedness an amount equal to the excess, if any, of (a) the lesser of (i) the amount of interest which would have accrued on such indebtedness if such Maximum Rate in respect of such indebtedness had at all times been in effect and been chosen as the rate of interest or yield to be applicable throughout the term of such indebtedness (taking into account the Other Charges) and (ii) the amount of interest which would have accrued on such indebtedness if the Stated Rate applicable to such indebtedness had at all times been in effect, over (b) the amount of interest accrued in accordance with the provisions of the Transaction Document evidencing such indebtedness after giving effect to the preceding sentence. All amounts paid or agreed to be paid for the forbearance or detention of sums pursuant to or in connection with the Transaction Documents shall, to the extent permitted by Applicable Usury Law, be amortized, prorated, allocated and spread throughout the full term thereof so that the rate or amount of interest paid or payable with respect to any amount of indebtedness evidenced or payable pursuant to the Transaction Documents does not exceed the applicable usury ceiling, if any. As used herein, the term "APPLICABLE USURY LAW" means that law, if any, that is applicable to any particular Transaction and that limits the maximum non-usurious rate of interest that may be taken, contracted for, charged, reserved or received with the respect to such Transaction, including the Federal laws of the United States of America, the laws of the State of New York, the laws of the State of Texas, and the laws of any other jurisdiction that may be mandatorily applicable to such Transaction notwithstanding other provisions of this Agreement and the other Transaction Documents. As used herein, the term "interest" means interest as determined under Applicable Usury Law, regardless of whether denominated as interest in the Transaction Documents (except to the extent that this Section 19 specifically refers to interest denominated as interest). The right to accelerate maturity of any indebtedness evidenced by any Transaction Document, and the right to demand payment of the Unit Acquisition Cost does not include the right to accelerate any interest, or to receive any other amounts, which would cause the Transactions to be usurious under Applicable Usury Law. To the extent (if any) that Texas law determines the Maximum Rate, such Maximum Rate shall be determined by utilizing the indicated rate (weekly) ceiling from time to time in effect pursuant to Texas Revised Civil Statutes Annotated Article 5069-1.04, as amended. In no event will the provisions of Texas Revised Civil Statues Annotated Articles 5069-2.01 through 5069-8.06 or 5069-15.01 through 5069-15.11 be applicable to the Transactions. All computations of the maximum amount allowed under Applicable Usury Law will be made on the basis of the actual number of days

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


elapsed over a 365 or 366 day year, whichever is applicable pursuant to such Applicable Usury Law. The provisions of this Section 19 shall prevail over any contrary provisions of this Agreement or any of the other Transaction Documents.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY




         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                  TCA Network Funding, Limited Partnership

                                  By:  TCA Network Capital, Inc.,
                                              its General Partner

                                          By:  /s/ William R. Fuhs
                                             ----------------------------------
                                                    Name:  William R. Fuhs
                                                    Title:  Vice President


                                  TA Operating Corporation


                                  By:  /s/ James W. George
                                     ------------------------------------------
                                           Name:  James W. George
                                           Title:  Senior Vice President


                                  National Auto/Truckstops, Inc.


                                  By:  /s/ James W. George
                                     -------------------------------------------
                                           Name:  James W. George
                                           Title:  Senior Vice President

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT A

                                   THE LEASE



See Tab 6.1.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT B

                        FORM OF AFL UNIT LEASING RECORD




AFL UNIT LEASING RECORD to               Lessor: TCA Network Funding, Limited
the Lease Agreement,                     Partnership
dated as of September __, 1999           Lessee:  TA Operating Corporation and
between TCA Network,                     National Auto/Truckstops, Inc.
Limited Partnership, as lessor,
and TA Operating Corporation and
National Auto/Truckstops, Inc.
as lessee (the "LEASE AGREEMENT").

A.       Unit Premises No.:  ___
         Effective Date of this AFL
         Unit Leasing Record ("AFL ULR")_______ __.

B.       PLEASE COMPLETE THE FOLLOWING STATEMENTS, IF APPLICABLE:

         This AFL ULR relates to [Deed/Ground Lease] dated ____________ ___.

C.       UNIT PREMISES DESCRIPTION AND RENTAL INFORMATION.
         Type of Property (use category specified in Exhibit A to the Lease Agreement)

D.       Specific Description: (See Schedule A hereto if more space needed)

         _____________________________________________________________________
         _____________________________________________________________________

E.       Location of
         Unit Premises   _____________________________________________________
                                    State            County              City

F.       Unit Acquisition Cost under the Agreement for Lease is $ _____________.

G. The Lease Term for the Unit Premises placed under lease pursuant to this AFL ULR will be in accordance with Exhibit A to the Lease Agreement.

H. The Basic Rent is as defined in the Lease Agreement. The Quarterly Rent Component will be as set forth on Schedule I hereto.

I. Termination of the lease of the Equipment leased pursuant to this AFL ULR will be in accordance with the Lease Agreement.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


J.       ACKNOWLEDGMENT AND EXECUTION
         -----------------------------

         The undersigned Lessor hereby leases to the undersigned Lessee, and the Lessee acknowledges delivery to it in good condition of the Unit Premises described on this AFL ULR. The Lessee agrees to pay the Basic Rent, Additional Rent and additional payments set forth in the Lease Agreement. The covenants, terms and conditions of this lease are those appearing in the Lease Agreement, as it may from time to time be amended, which covenants, terms and conditions are hereby incorporated by reference. The terms used herein have the meaning assigned to them in the Lease Agreement.

TA Operating Corporation,                   TCA Network Funding, Limited
                                               Partnership, Lessor
         Lessee                             By TCA Network Capital, Inc.,
                                               is General Partner


         By:_______________________         By:_______________________
               Name:                               Name:
               Title:                              Title:

         National Auto/Truckstops, Inc.,
         Lessee

         By:________________________
               Name:
               Title:

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT C

                        FORM OF ACQUISITION CERTIFICATE
            WITH RESPECT TO UNIT PREMISES LOCATED AT ______________*

                  TA Operating Corporation and National Auto/Truckstops, Inc., as agents (collectively, "AGENT"), under a certain Agreement for Lease (the "AGREEMENT") dated as of September __, 1999 entered into between TCA Network Funding, Limited Partnership ("OWNER") and Agent, each hereby certifies to Owner and Assignee as follows:

                  1. MEMORANDUM OF LEASE. Attached hereto at TAB 1 is a copy of a memorandum of lease agreement with respect to the Lease in the appropriate form for recording in the jurisdiction in which the Unit Premises are located, two (2) originals of which are being delivered simultaneously with this Certificate.

                  2. [GROUND LEASE/DEED]. Attached hereto at TAB 2 is an original of the Ground Lease (which Ground Lease is not subject to any Liens other than Permitted Liens), including a true and complete copy of the metes and bounds legal description of the Unit Premises, together with a memorandum of ground lease (two (2) originals of which are being delivered simultaneously with this Certificate) for the Unit Premises, in each case in the appropriate form for recording and any necessary estoppel certificates, recognition and attornment agreements, confirmations and subordinations required by Owner's and any Assignee's counsel regarding the Ground Lease. [OR] Attached hereto at TAB 2 is an original of the limited warranty deed (or the equivalent for the jurisdiction in which the Unit Premises are located) conveying marketable title in such Unit Premises to Owner, and not subject to any Liens other than Permitted Liens.

                  3. TAXES. All past and current taxes and assessments (excluding those which are due and payable but not yet delinquent) applicable to the Unit Premises have been paid in full or are being contested by Agent as a Permitted Contest.

                  4. TITLE INSURANCE POLICY AND PREMIUMS. Attached hereto at TAB 3 is a title insurance commitment or ALTA owner's policy with a pending improvements clause and a lender's policy with a pending disbursements clause for the benefit of Assignee and including a recharacterization endorsement (if available under applicable title insurance regulations), each in the amount of the Unit Budget for such Unit Premises, for the benefit of Owner and Assignee, issued by the Title Company with respect


_______________________
* All capitalized terms used in this Certificate shall have the meanings given to such terms in the Agreement for Lease.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

                           to the Unit Premises and acceptable to Owner and Assignee in all respects, together with legible copies of all underlying documents of record affecting such Unit Premises, and evidence that all premiums in respect of such policies will be paid at the closing of title.

                  5. SURVEY. Attached hereto at TAB 4 is the current survey of the Unit Premises, certified to Owner, Assignee and the Title Company by the surveyor, and satisfying the requirements of paragraph (h) of
                           Section 4 of the Agreement.

                  6. SITE PLAN. Attached hereto at TAB 5 is a site plan prepared on behalf of Agent, showing the proposed location of the Unit Improvements to be constructed on the Unit Premises.

                  7. UTILITIES. All utility services and facilities (including, without limitation, gas, electrical, water and sewage services and facilities) (a) which are necessary and required during the construction period [HAVE BEEN COMPLETED [OR] WILL BE AVAILABLE IN SUCH A MANNER THAT CONSTRUCTION WILL NOT BE IMPEDED BY A LACK THEREOF] and (b) which are necessary for operation and occupancy of the Unit will be completed in such a manner and at such a time as will assure the opening and operation of the Unit on or before the Unit Completion Date.

                  8. FLOOD ZONE. Attached hereto at TAB 6 is a certification by the surveyor or an official of an appropriate Governmental Authority as to whether the Unit Premises are located in a flood plain.

                  9. GOVERNMENTAL ACTIONS. All Governmental Actions required for the construction of the Unit Improvements and for the use of the Unit Premises in accordance with and as contemplated by the Agreement and the Lease have been or will be issued or obtained in such a manner that construction will not be impeded by a lack thereof and all Governmental Actions required therefor which have been issued or obtained are in full force and effect.

                  10. OPINION OF COUNSEL FOR AGENT. Attached hereto at TAB 7 are opinions of counsel for Agent.

                  11. OPINION OF COUNSEL FOR GUARANTOR. Attached hereto at TAB 8 are opinions of counsel for the Guarantor.

                  12. UNIT PLANS. Attached hereto at TAB 9 is a copy of the Unit Plans for the Unit Premises.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



                  13. CONSTRUCTION AGREEMENT. Attached hereto at TAB 10 is a fully executed and complete copy of the Construction Agreement for the Unit Premises, if any.

                  14. UNIT BUDGET. Attached hereto at TAB 11 is a copy of the Unit Budget for such Unit, which Unit Budget is
                           (a) true, complete and correct, (b) accurately representative of all expected costs of the Unit and
                           (c) within the dollar limits set forth in the first sentence of subsection 2.2 of the Agreement.

                  15. CERTIFICATES OF INSURANCE. Attached hereto at TAB 12 are certificates of insurance or other evidence certifying that the insurance carried or maintained on the Unit required by subsection 9.3 of the Agreement complies with the terms of such subsection 9.3.

                  16. REQUEST FOR ADVANCE. Attached hereto at TAB 13 is a duly executed AIA Document G722 (or substantially similar document), complying with the requirements of paragraph (r) of Section 4 of the Agreement.

                  17. UNIT FF&E SPECIFICATIONS. Attached hereto at TAB 14 is a true and complete copy of the Unit FF&E Specifications with respect to the Unit Premises, initialed to show Agent's approval. [IF NO UNIT FF&E ARE CONTEMPLATED, PLEASE INDICATE THIS.]

                  18. ENVIRONMENTAL CERTIFICATE AND REPORT. Attached hereto at TAB 15 are the environmental certificate and report or reports complying with paragraphs (u) and (v) of Section 4 of the Agreement.

                  19. USE OF PROCEEDS, NO LIENS AND REPRESENTATIONS OF AGENTS. (a) All costs and expenses which are the subject of this Initial Advance have been paid in full or will be paid in full out of the proceeds of this Initial Advance, (b) there are no Liens on the Unit Premises of which Agent has knowledge that are not Permitted Liens, (c) all representations and warranties made by Agent in the Agreement, in the Lease, and in connection with this Initial Advance, are and remain true and correct in all material respects on and as of the date of this Initial Advance as if made on and as of the date of this Initial Advance, and (d) no Event of Default, Potential Default or, with respect to the Unit for which this Initial Advance is requested, Event of Unit Termination or Potential Event of Unit Termination, under the Agreement has occurred and is continuing on the date this Initial Advance is to be made or will occur by reason of giving effect to this Initial Advance.

                  20. CONTINUING REPRESENTATIONS OF GUARANTOR. All representations and warranties of the Guarantor made in the Guaranty are and remain true and correct in all material respects on and as of the date of this Initial Advance as if made on and as of the date of this Initial Advance and no default

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

                           under the Guaranty has occurred and is continuing on the date this Initial Advance is to be made or will occur by reason of giving effect to this Initial Advance.

                  21. PLEDGED CONTRACTS. Attached hereto at TAB 16 is a fully executed and complete copy of each of the Pledged Contracts.

                  22. MAI APPRAISAL. Attached hereto at TAB 17 is an MAI appraisal prepared by an independent, licensed appraiser, with respect to the Unit Premises.

                  23. ADDITIONAL MATTERS. If applicable, attached hereto at TAB 18 are such other documents and legal matters in connection with the request for this Initial Advance as may be reasonably requested by Owner and any Assignee.

Dated: ___________


                                            TA Operating Corporation


                                            By:________________________________
                                                Name:
                                                Title:
                                            National Auto/Truckstops, Inc.



                                            By:_________________________________
                                                Name:
                                                Title:


(to be filled in by Owner)

Unit Completion Date:  _________________

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT D

                      FORM OF INTERIM ADVANCE CERTIFICATE
             WITH RESPECT TO UNIT PREMISES LOCATED AT _____________
              IN CONNECTION WITH A REQUEST FOR AN INTERIM ADVANCE

         TA Operating Corporation and National Auto/Truckstops, Inc., as agents (collectively, "AGENT"), under a certain Agreement for Lease (the "AGREEMENT") dated as of September __, 1999, entered into with TCA Network Funding, Limited Partnership ("OWNER"), delivers this Interim Advance Certificate pursuant to
Section 5 of the Agreement with respect to the above noted Unit Premises. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Each Agent hereby certifies to Owner and Assignee as follows:

                  1. CONTINUING REPRESENTATIONS OF AGENTS. All representations and warranties made by Agent in the Agreement (other than in subsection 8.10 thereof), in the Lease (other than in paragraph (f) and clause
                           (8) of paragraph (r) of Section 2 of the Lease), and in connection with this Interim Advance, are and remain true and correct in all material respects on and as of the date of this Interim Advance as if made on and as of the date of this Interim Advance and no Event of Default, Potential Default or, with respect to the Unit for which the Interim Advance is requested, Event of Unit Termination or Potential Event of Unit Termination under the Agreement has occurred and is continuing on the date this Interim Advance is to be made or will occur by reason of giving effect to this Interim Advance.

                  2. CONTINUING REPRESENTATIONS OF GUARANTOR. All representations and warranties of the Guarantor made in the Guaranty are and remain true and correct in all material respects on and as of the date of this Interim Advance as if made on and as of the date of this Interim Advance and no default under the Guaranty has occurred and is continuing on the date this Interim Advance is to be made or will occur by reason of giving effect to this Interim Advance.

                  3. MATERIAL ADVERSE CHANGE. Since the date of the Agreement, there has been no material adverse change in the assets, properties, operations, prospects, consolidated financial condition, contingent liabilities or business of the Guarantor, which could reasonably be expected to have a material adverse effect on (a) the ability of Agent to perform its obligations under this Agreement, the Lease or any of the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (b) the rights or interests of Owner or Assignee under this Agreement or the Lease.

                  4. SATISFACTORY TITLE. Attached hereto at TAB 1 is a notice of title continuation (or nothing further certificate) or an endorsement issued by the Title Company in respect of owner's title policy and Assignee's title policy indicating that since the date of the Initial Advance for such Unit Premises, there have been no changes in the state of title, except for Permitted Liens, and no additional survey

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

                           exceptions (other than Permitted Liens) not theretofore specifically approved in writing by Owner and Assignee and, if such Unit Premises are subject to a Ground Lease in which Agent is not the ground lessor thereunder, attached hereto at TAB 1 is an estoppel certificate confirming that there are no defaults under the Ground Lease, and such other information as may be reasonably requested by Owner or Assignee.

                  5. CONSTRUCTION PROGRESS. If reasonably requested by Owner, attached hereto at TAB 2 is (a) an inspection report from an independent party satisfactory to Owner and Assignee, covering substantial conformity of the work to the Unit Plans, quality of work completed and percentage of work completed, (b) true copies of paid and unpaid invoices, receipted bills and Lien waivers and such other reasonably available supporting information as may be reasonably requested by Owner or Assignee and (c) a certificate of the amount of Unreimbursed Unit Costs outstanding on the date of this Interim Advance.

                  6. EVIDENCE OF COMPLIANCE. Attached hereto at TAB 3 are such additional or updated documents, reports, certificates, affidavits and other information as required by Owner and Assignee in their reasonable judgment to evidence compliance by Agent with all of the provisions of the Agreement.

                  7. NO OTHER SECURITY INTERESTS. All materials and fixtures incorporated in the construction of the Unit Improvements have been purchased so that title thereto or a leasehold interest therein, as the case may be, shall have vested in Owner immediately upon delivery thereof to the Unit Premises, except for Permitted Liens, and if requested by Owner, attached hereto at TAB 4 are copies of the contracts, bills of sale, statements, receipted vouchers, or other documents under which title thereto is claimed.

                  8. STATEMENTS OF EXPENDITURES. If reasonably requested by Owner, attached hereto at TAB 5 is a statement setting forth the names, addresses and amounts due or to become due as well as the amounts previously paid to every contractor, subcontractor or Person furnishing materials, performing labor or entering into the construction of any part of the Unit Improvements.

                  9. REQUEST FOR ADVANCE. Attached hereto at TAB 6 is a duly executed AIA Document G722 (or substantially similar document), complying with the requirements of paragraph (f) of Section 5 of the Agreement.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY




                  10. EVIDENCE OF COMPLIANCE. If requested, attached hereto at TAB 7 are such documents, reports, certificates, affidavits and other information as required by Owner and any Assignee to evidence compliance by Agents with all of the provisions of the Agreement.

Dated:__________________                   TA Operating Corporation


                                           By:_____________________________
                                                    Name:
                                                    Title:


                                           National Auto/Truckstops, Inc.


                                           By:_____________________________
                                                    Name:
                                                    Title:

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT E

                 FORM OF CERTIFICATE OF SUBSTANTIAL COMPLETION
              WITH RESPECT TO UNIT PREMISES LOCATED AT __________
                IN CONNECTION WITH A REQUEST FOR A FINAL ADVANCE

         TA Operating Corporation and National Auto/Truckstops, Inc., as agents (collectively, "AGENT"), under a certain Agreement for Lease (the "AGREEMENT") dated as of September __, 1999, entered into with TCA Network Funding, Limited Partnership ("OWNER"), delivers this Certificate of Substantial Completion pursuant to Section 6 of the Agreement with respect to the above noted Unit Premises. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Each Agent hereby certifies to Owner and Assignee as follows:

                  1. SATISFACTORY TITLE. Attached hereto at TAB 1 is [a notice of title continuation (or nothing further certificate)/an endorsement] issued by the Title Company in respect of Owner's title policy and Assignee's title policy indicating that since the last advance for such Unit Premises, there have been no changes in the state of title, except for Permitted Liens, and no additional survey exceptions (other than Permitted Liens) not theretofore specifically approved in writing by Owner and Assignee and, if such Unit Premises are subject to a Ground Lease in which Agent is not the ground lessor thereunder, attached hereto at TAB 1 is an estoppel certificate confirming that ----- there are no defaults under the Ground Lease, and such other information as may be reasonably requested by Owner or Assignee.

                  2. CONSTRUCTION AND EQUIPPING OF THE UNIT. The Unit Improvements (including all interior finish work, but exclusive of punch list items) with respect to such Unit have been completed within the Unit Budget and in all material respects in accordance with the Unit Plans and are accepted by Agent and all Unit FF&E for such Unit has been installed and conforms in all material respects to the Unit FF&E Specifications and are accepted by Agent. Attached hereto at TAB 2 is a specific itemization of all items of Unit FF&E installed in such Unit.

                  3. GOVERNMENTAL ACTIONS. All Governmental Actions necessary for the occupancy and primary use and operation of the Unit have been issued or obtained.

                  4. LIENS. The Unit, including interior finish work, has been completed as contemplated in paragraph (c) of
                           Section 6 of the Agreement, free of all Liens except for Permitted Liens (all of which Permitted Liens are itemized on TAB 3 attached hereto as to the nature, amount, claimant and status) and such Permitted Liens do not include any mechanics' Liens other than those mechanics' Liens that are (i) to be satisfied or discharged out of the proceeds of this Final Advance or a Completion Advance or (ii)

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

                           subject to a Permitted Contest and bonded or otherwise secured to the reasonable satisfaction of Owner and Assignee, and there are no current Permitted Contests with respect to such Unit [OR] if any Permitted Contest exists, attached hereto at TAB 4 is a specific itemization of the nature, amount, claimant and status of each Permitted Contest.

                  5. FINAL SURVEY. Attached hereto at TAB 5 is a final as-built survey prepared by an independent, licensed registered public land surveyor and certified to and in form and substance reasonably satisfactory to Owner and Assignee, with a metes and bounds description of the perimeter of the Unit Premises, and showing the completed Unit Improvements, all easements on the Unit Premises, and indicating the location of access to the Unit Premises and all utility and water easements directly affecting the Unit Premises. No encroachments exist by the Unit Improvements or on the Unit Premises other than those that are Permitted Liens or that may have been consented to by Owner and any Assignee and all set-back requirements have been complied with.

                  6. UTILITIES. Direct connection has been made to all appropriate utility facilities and the Unit Improvements are ready for occupancy and operation.

                  7. FLOOD INSURANCE. If the Unit Premises are located in a flood plain, attached hereto at TAB 6 is a policy of flood insurance in an amount equal to the lesser of (a) the maximum limit of coverage available under the National Flood Insurance Act of 1968, as amended, or (b) the amount of the Unit Acquisition Cost for the Unit.

                  8. CONTINUING REPRESENTATIONS OF AGENTS. All representations and warranties made by Agent in the Agreement (other than in subsection 8.10 thereof), in the Lease (other than in paragraph (f) and clause
                           (8) of paragraph (r) of Section 2 of the Lease), and in connection with this Final Advance are and remain true and correct in all material respects on and as of the date of this Final Advance as if made on and as of the date of this Final Advance and no Event of Default, Potential Default or, with respect to the Unit for which the Final Advance is requested, Event of Unit Termination or Potential Event of Unit Termination, under the Agreement has occurred and is continuing on the date this Final Advance is to be made or will occur by reason of giving effect to this Final Advance.

                  9. CONTINUING REPRESENTATIONS OF GUARANTOR. All representations and warranties of the Guarantor made in the Guaranty are and remain true and correct in all material respects on and as of the date of this Final Advance as if made on and as of the date of this Final Advance and no default under the Guaranty has occurred and is continuing on the date this Final

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



                           Advance is to be made or will occur by reason of giving effect to this Final Advance.

                  10. MATERIAL ADVERSE CHANGE. Since the date of the Agreement, there has been no material adverse change in the assets, properties, operations, prospects, consolidated financial condition, contingent liabilities or business of the Guarantor, which could reasonably be expected to have a material adverse effect on (a) the ability of Agent to perform its obligations under this Agreement, the Lease or any of the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or (b) the rights or interests of Owner or Assignee under this Agreement or the Lease.

                  11. AFL UNIT LEASING RECORD. Attached hereto at TAB 7 is a duly executed AFL Unit Leasing Record with respect to such Unit.

                  12. REQUEST FOR ADVANCE. Attached hereto at TAB 8 is a duly executed AIA Document G722 (or substantially similar document), complying with the requirements of paragraph (k) of Section 6 of the Agreement.

               Dated:____________________

                                                  TA Operating Corporation


                                                  By:__________________________
                                                           Name:
                                                           Title:


                                                  National Auto/Truckstops, Inc.


                                                  By:__________________________
                                                           Name:
                                                           Title:

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT F

                     FORM OF CERTIFICATE OF INCREASED COST
           WITH RESPECT TO UNIT PREMISES LOCATED AT _________________
             IN CONNECTION WITH A REQUEST FOR A COMPLETION ADVANCE

         TA Operating Corporation and National Auto/Truckstops, Inc., as agents (collectively, "AGENT"), under a certain Agreement for Lease (the "AGREEMENT") dated as of September __, 1999, entered into with TCA Network Funding, Limited Partnership ("OWNER"), delivers this Certificate of Increased Cost pursuant to
Section 7 of the Agreement with respect to the above noted Unit Premises. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Each Agent hereby certifies to Owner and Assignee as follows:

                  1. CONTINUING REPRESENTATIONS OF AGENTS. All representations and warranties made by Agent in the Agreement (other than subsection 8.10 thereof), in the Lease (other than in paragraph (f) and clause
                           (8) of paragraph (r) of Section 2 of the Lease), and in connection with this Completion Advance are and remain true and correct in all material respects on and as of the date of this Completion Advance as if made on and as of the date of this Completion Advance and no Event of Default, Potential Default or, with respect to the Unit for which this Completion Advance is requested, Event of Unit Termination or Potential Event of Unit Termination under the Agreement has occurred and is continuing on the date this Completion Advance is to be made or will occur by reason of giving effect to this Completion Advance.

                  2. CONTINUING REPRESENTATIONS OF GUARANTOR. All representations and warranties of the Guarantor made in the Guaranty are and remain true and correct in all material respects on and as of the date of this Completion Advance as if made on and as of the date of this Completion Advance and no default under the Guaranty has occurred and is continuing on the date this Completion Advance is to be made or will occur by reason of giving effect to this Completion Advance.

                  3. MATERIAL ADVERSE CHANGE. Since the date of the Agreement, there has been no material adverse change in the assets, properties, operations, prospects, consolidated financial condition, contingent liabilities or business of the Guarantor, which could reasonably be expected to have a material adverse effect on (a) the ability of Agent to perform its obligations this Agreement, the Lease or any of the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner or
                           (b) the rights or interests of Owner or Assignee under this Agreement or the Lease.

                  4. SATISFACTORY TITLE. Attached hereto at TAB 1 is [a notice of title continuation (or nothing further certificate)/an endorsement] issued by the Title Company in respect of Owner's title policy and Assignee's title policy

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

                           indicating that since the last advance for such Unit Premises, there have been no changes in the state of title, except for Permitted Liens, and no additional survey exceptions (other than Permitted Liens) not theretofore specifically approved in writing by Owner and Assignee and, if such Unit Premises are subject to a Ground Lease in which Agent is not the ground lessor thereunder, an estoppel certificate from the ground lessor certifying that there are no defaults under the Ground Lease, if any, and such other information relating to title as may be reasonably requested by Owner or Assignee.

                  5. REVISED AFL UNIT LEASING RECORD. Attached hereto at TAB 2 is a revised AFL Unit Leasing Record with respect to such Unit, prepared by Agent pursuant to subsection 2.3(b) of the Agreement.

                  6. REQUEST FOR ADVANCE. Attached hereto at TAB 3 is a duly executed AIA Document G722 (or substantially similar document), complying with the requirements of paragraph (c) of Section 7 of the Agreement.

Dated:________________


                                          TA Operating Corporation


                                          By:_____________________________
                                                   Name:
                                                   Title:



                                          National Auto/Truckstops, Inc.


                                         By:_______________________________
                                                   Name:
                                                   Title:

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT G

                              FF&E SPECIFICATIONS




                    [Intentionally left blank at this time.]

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT H

                           ENVIRONMENTAL CERTIFICATE
              WITH RESPECT TO UNIT PREMISES LOCATED AT _________*


         1. TA Operating Corporation and National Auto/Truckstops, Inc., as agents (collectively, "AGENT"), the agents under a certain Agreement for Lease, dated as of September __, 1999 (the "AGREEMENT FOR LEASE"), entered into with TCA Network Funding, Limited Partnership ("OWNER"). This certificate is made by Agent to induce Owner to accept the Unit Premises under the Agreement for Lease. Capitalized terms used herein and not otherwise defined shall have the meaning given such terms in the Agreement for Lease.

         2. Except as described in the Environmental Reports (hereinafter defined), Agent has no knowledge and has not given or received any notice indicating, and has no reason to believe, that (a) any prior or present owner, operator, tenant, occupant, or licensee of any portion of the Unit Premises has used, handled, treated, generated, imported, processed, produced, stored, spilled, released, transported, disposed of, or discharged (collectively "MANAGED") any Hazardous Substances (hereinafter defined) on, from, beneath or affecting the Unit Premises or any portion thereof, except in material compliance with all applicable Environmental Requirements (hereinafter defined); (b) there has been a Release or threatened Release of any Hazardous Substances (i) at, on, from, beneath or affecting the Unit Premises, or (ii) at any location where any Hazardous Substances managed on or in connection with the Unit Premises have been transported, treated, stored, handled, disposed, transferred, recycled or received, whether by Agent or any other Person for whose conduct Agent is or may be held responsible under applicable Environmental Requirements and which in either case will result in material costs pursuant to Environmental Laws; (c) any prior or present owner, operator, tenant, occupant, or licensee of any portion of the Unit Premises or any other Person for whose conduct any of the foregoing is or may be held responsible under applicable Environmental Requirements, has received any material notice, directive, citation, subpoena, summons, order to show cause, complaint or other written communication from any Governmental Authority or Person with respect to the management of any Hazardous Substances on, from, beneath or affecting the Unit Premises or any portion thereof; (d) there are currently no agreements, consent orders, decrees or other directives (other than Environmental Requirements) of any applicable court or governmental or quasi-governmental agency requiring any tests, studies, inspections, work, monitoring or other removal or remedial activities with respect to the management of any Hazardous Substances on, from, beneath or affecting the Unit Premises or any portion thereof, or any threatened proceeding concerning the Unit Premises or any portion thereof which is related to Environmental Requirements; (e) there are currently any claims, actions, injunctions, decrees, writs, orders, judgments, proceedings, or investigations filed, pending or threatened against Agent or the Unit Premises with respect to the management of any Hazardous Substances on, from or beneath the Unit Premises or in any way affecting the Unit Premises or any portion


___________________
* All capitalized terms used in this Certificate shall have the meanings given to such terms in the Agreement for Lease.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


thereof; (f) there are or have ever been any underground or above ground storage tanks (whether or not currently in use) located on the Unit Premises in a condition not in material compliance with Environmental Requirements; (g) there are any dams, wells, discharges, reservoirs, wetlands or watercourses at the Unit Premises that are not registered and/or permitted under and in material compliance with Environmental Requirements to the extent required by such Environmental Requirements; and (i) except as described in the Environmental Reports, there are any facts or circumstances related to Environmental Matters concerning the Unit Premises that are reasonably likely to lead to the assertion of material environmental claims against Owner, Agent, or any Affiliate of Owner or of Agent.

         3. Agent or any Affiliate of Agent has not given notice to any insurance broker or insurance carrier that there has been an occurrence relating to the management or release of Hazardous Substances on, from, beneath, or affecting the Unit Premises or any portion thereof.

         4. Agent has obtained or will obtain in a timely manner, and will maintain and materially comply with all material permits, licenses, registration and authorizations which are required under applicable Environmental Requirements with respect to the intended construction and operation of the Unit Premises.

         5. Agent has not, by contract, agreement, or otherwise, arranged for disposal or treatment, or arranged with a transporter for transport for disposal or treatment, of any Hazardous Substances from the Unit Premises to any location which is listed on the National Priorities List under CERCLA (as hereinafter defined) or which is listed for possible inclusion on the National Priorities List, or which is the subject of any regulatory action which may lead to claims under CERCLA.

         6. For purposes of this document, the following terms shall have the following meanings: (i) "ENVIRONMENTAL REQUIREMENTS" shall mean each and every applicable federal, state or local law, statute, ordinance, code, rule, order, regulation, or other requirement (including but not limited to, consent decrees and administrative orders), regulating, relating or imposing obligations, liabilities or standards of conduct with respect to human health or safety, to the environment, or to Hazardous Substances, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, as amended ("CERCLA") (42 U.S.C. sec. 9601, ET SEQ.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. secs. 9601-9675), the Resource Conservation and Recovery Act, as amended (42 U.S.C. sec. 6901, ET SEQ.), the Emergency Planning and Community Right-To-Know Act, as amended (42 U.S.C. sec. 11001, ET SEQ.) the Water Pollution Control Act, as amended (33 U.S.C. sec. 1251, ET SEQ.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. sec. 1801, ET SEQ.), the Toxic Substances Control Act, as amended (15 U.S.C. sec. 2601, ET SEQ.), and any so called "Superfund" or "Superlien" law, (ii) "ENVIRONMENTAL REPORTS" shall mean the environmental documents delivered pursuant to paragraph (v) of Section 4 of the Agreement for Lease to and accepted by Owner and the Assignee in connection with the acquisition of the Unit Premises, and (iii) "HAZARDOUS SUBSTANCES" shall mean, without limitation, any solid, liquid or gaseous wastes, substances or materials containing or constituting urea formaldehyde, polychlorinated biphenyls, petroleum products, methane, radioactive

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material containing asbestos, pollutants, or any other substance, material, chemical compound, waste or item defined as or determined by a governmental authority having jurisdiction to be hazardous or toxic pursuant to any Environmental Requirements applicable to the Unit Premises or the business operations conducted thereon.

         7. It is hereby acknowledged and confirmed that the indemnification obligation of Agent set forth in Section 12 of the Agreement for Lease and in
Section 11 of the Lease (referred to therein) to the parties therein named shall include, without limitation, all liabilities, taxes, losses, obligations, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) or judgments of any nature relating to or in any way arising out of the noncompliance with any applicable Environmental Requirements by Agent or with respect to the Unit Premises and/or any improvements now or hereafter situated on the Unit Premises.

Dated:____________________


                                             TA Operating Corporation


                                             By:_______________________
                                                      Name:
                                                      Title:



                                             National Auto/Truckstops, Inc.


                                            By:_________________________
                                                      Name:
                                                      Title:

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT I

                              APPROVED UNIT PLANS

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


                                   EXHIBIT J

                           UNIT BUDGET FOR EACH UNIT

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY




                                   EXHIBIT K

                     TA OPERATING CORPORATION UNIT PREMISES



         1.       The Property located at San Antonio, Texas.

         2.       The Property located at Cartersville, Georgia.

         3.       The Property located at Monroe, Michigan.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY



                                   EXHIBIT L

                  NATIONAL AUTO/TRUCKSTOPS, INC. UNIT PREMISES



         1.       The Property located at Amarillo, Texas.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY






                                   EXHIBIT M


                        ENVIRONMENTAL DOCUMENTS PROVIDED

        TO OWNER PURSUANT TO SECTION 4(U) NATIONAL AUTO/TRUCKSTOPS, INC.


                           MONROE, MICHIGAN FACILITY

         1. Subsurface Investigation, Truckstops of America, 1255 North Dixie Highway, Monroe, Michigan (BP Site No: 04001/TA 69), prepared by Warzyn Inc., November 1992;

         2. Phase I Environmental Audit of the Truckstops of America Facility at Interstate 75 and State Route 50, Monroe, Michigan, prepared by ENSR, September 1993 (Document Number 1005-040-370);

         3. Phase 2 Environmental Audit, Truckstops of America, Inc., Site No. 04001, Interstate 75 and Route 50, prepared by Dames & Moore, October 1993 (Job No. 02335-060-121);

         4. Data Report, Schedule A Assessment Activities, Truckstops of America, Inc., Site #4001, Interstate 75 and State Street Route 50, Monroe, Michigan, prepared by Dames & Moore, July 12, 1994 (Job No 02335-008-121);

         5. Final Assessment Report, former Hop-In Sunoco, 1249 N. Dixie Hwy, Monroe, MI, prepared by Billings Industrial Group, Inc. for Charles A. Gallup, Gallup Properties, Inc., September 27, 1996 (Project No. 65110);

         6. Testing Agreement among Charles A. Gallup, Galcorp, Hop-In Michigan Inc., Hop-In Food Stores Inc. and Silcorp Ltd., January 17, 1992;

         7. Sales & Purchase Agreement between Clark Refining & Marketing, Inc., Seller, and TA Operating Group, Purchaser, March 23 1998;

         8. Letter to Ms. Emily F/ Gloeckler, TravelCenters of America, from TolTast, Inc. re: Groundwater Sampling Results, Former Hop-In #608, 1249 North Dixie Highway, Monroe, Michigan, April 27, 1998;

         9.       Baseline Environmental Assessment Conducted Pursuant to
                  Section 20126(1)(c) of 1994 PA, Part 201, As Amended, submitted by TravelCenters of America for property at 1249 North Dixie Highway, Monroe, Michigan, prepared by TolTest Inc., June 9, 1998; and

         10. Leaking Underground Storage Tank Supplemental Report (Status Letter), former BP Station #4001 (TravelCenters of America), 1255 North Dixie Highway, Monroe Michigan, Facility #3233, submitted to the Michigan Department of Environmental Quality by John Wise, Environmental Science and Technology, 3/5/99.

                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

         11. Letter to Michigan Department of Environmental Quality from TravelCenters of America re: reported release from diesel USTS, July 28, 1999.

         12. Letter to TravelCenters of America from Michigan Department of Environmental Quality re: confirmed release from UST, August 3, 1999.

         13. Letter to TravelCenters of America from Tolest, Inc. re: status of well abandonment and UST closure activities, August 20, 1999.

B.       AMARILLO, TEXAS FACILITY

         1. Phase I Environmental Liability Assessment of the Unocal Auto/Truckstop Facility Located at 7000 Interstate 40 East, Amarillo, Texas, prepared by ENSR, October 1992 (Document No. 1713-002-107);

         2. Asset Purchase Agreement Phase II Environmental Audit, Unocal Amarillo 76 Auto/Truckstop, Amarillo, Texas, prepared by EMCON for Unocal Asset Management Group, April 1997 (Project 61900-002-001);

         3. Underground Storage Tank Closure Assessment Report, Amarillo Auto/Truck Plaza, 7000 I-40 East, Amarillo, Texas, prepared by AGRA Earth & Environmental, Inc. November 24, 1998;

         4. Lead Based Paint Inspection Report of Union 76 in Amarillo, Texas, prepared by Larry Boedeker, Cecil Boedeker and Kryl Boedeker, March 20, 1998;

         5. Asbestos Survey Union 76 Truckstop, Amarillo, Texas, prepared by APEX Technical Services, Inc., March 18, 1998; and

         6. Asbestos Assessment Management, Union 76 Truckstop, Amarillo Texas, Ecosystems Environmental, August 12, 1998.

C.       DALLAS (BONNIE VIEW BOULEVARD), TEXAS FACILITY

         1. Memo from J.A. Cordell of BP to Larry Woodley of BP re: Real Estate Site Assessment, proposed TA/BP Site No. 02483, I-20 and I-635, Bonnieview, Dallas, Texas, dated 10/9/91.

         2. Albert H. Haff Associates, Inc. report, "Level II Environmental Site Assessment, Proposed TA/BP Site No. 02483, Southeast Corner of I-20 and Bonnieview Road, Dallas, Texas," October 1991.

         3. H2W Environmental Consultants, Inc. report "Environmental Site Assessment, 21.8 Acre Parcel of Land, Dallas, Texas," May 1991.

         4. Letter from ENSR to BP Oil Company re Phase I Environmental Assessment of Truckstops of America Property Located at Southwest Corner of Bonnie View Blvd and Interstate Highway 20/Interstate Highway 635, Dallas, Texas, dated 10/8/93,


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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

                  with attached "Exhibit A" "Supporting Documentation for Phase I Environmental Assessment", (1005-040-300); and

         5. Phase 2 Environmental Audit, Truckstops of America, Inc. Site #0999, Southwest Corner of Bonnie View Boulevard and Interstate Highway 20/Interstate highway 635, prepared by Dames & Moore, October 1993 (Job No. 02335-060-121).



D.       SAN ANTONIO, TEXAS FACILITY

         1. Phase I Environmental Site Assessment and a Limited Phase II Environmental Investigation, Truckstops of America, IH-10 East & Foster Road, prepared by Pape-Dawson Consulting Engineers, Inc, February 1997;

         2. Wetland Delineation of remainder of 98-acre tract at Interstate 10 and Foster Road, Horizonal Environmental Services, Inc., October 8, 1998;

         3. Letter notification - Pre-Construction Notification to US Corp of Engineers re 98 Acre tract at Interstate 10 and Foster Road, San Antonio, Texas, Horizon Environmental Services, October 20, 1998; and

         4. Horizon Environmental Services, Section 404 Corp. of Engineers Permit, San Antonio, Texas, November 19, 1998.

E.       CARTERSVILLE, GEORGIA FACILITY

         1. Environmental Site Assessment - Preliminary Summary, 73 Acre Tract I-75 and Cassville White Road, Cartersville, Georgia, prepared by Moreland Altobelli Associates, Inc., June 20, 1996;

         2. Phase I Environmental Site Assessment, 73 Acre Tract I-75 and Cassville White Road, Cartersville, Georgia, prepared by Moreland Altobelli Associates, Inc., June 25, 1996, (Job Number 96807);

         3. Report of Preliminary Subsurface Exploration, proposed site for Truckstops of America, Cartersville, Georgia, prepared by Geo-Hydro Engineers for Rhodes Engineering Services, Inc., March 25, 1997, (Project Number 115-97-37-161);

         4. Report of Preliminary Subsurface Exploration, proposed Truckstops of America, Cartersville, Georgia, prepared by Geo-Hydro Engineers, Inc., April 30, 1997 (Project Number 115-97-37-161); and

         5. Report of Jurisdictional Wetlands Delineation, Truckstops of America, Cartersville, Georgia, prepared by Geo-Hydro Engineers, April 30, 1997 (Project Number 116-97-37162).


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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


F.       SEVILLE (LODI), OHIO FACILITY

         1. Phase I Environmental Audit of the Truckstops of America Facility located at the Intersection of Route 224 and County Road 19, Seville, Ohio (Lodi Facility), prepared by ENSR for BP Oil Company, July 14, 1993 (Document Number 1005-040-380);

         2. Phase I Environmental Audit of the Truckstops of America Facility Located at the Intersection of Route 224 and County Road 10, Seville, Ohio (Lodi Facility), prepared by ENSR , October 1993 (Document Number 1005-040-380);

         3. Report Phase 2 Environmental Audit, Truckstops of America, Inc., Site #01033, Intersection of Route 224 and County Road 19, Seville, Ohio, prepared by Dames & Moore, October 1993 (Job Number 02335-060-121);

         4. UST System Closure Assessment, BP Oil Site #01033/TA15, Post Office Box 125, I-71 and I-76 on S.R. 224, Seville, Ohio 44273, BUSTR Incident #5221690, prepared by Engineering Science, February 1994;

         5. Data Report, Schedule A Assessment Activities, Truckstops of America, Inc., Site #01033, Intersection of Route 224 and County Road 19, Seville, Ohio, prepared by Dames & Moore, July 11, 1994 (Job Number 02335-098-121);

         6. Site Assessment Report, Truckstops of America Site #01033, Seville Ohio, Incident #5221690, prepared by Groundwater Technology, Inc., September 8, 1994; and

         7. Site Assessment Activities, BP Oil Site #01083/TA15, I-77 and I-76 (On State Route 24), Lodi, Ohio, prepared by Parsons Engineering Science, Inc., January 1995.

G.       LAS CRUCES, NEW MEXICO FACILITY

         1. Site Assessment Report, Truckstops of America, Inc., I-10 and Amador, Las Cruces, NM, 88001, prepared by ENCON International, October 1989 (Project #114);

         2. Plan of Action Report, Truckstops of America, Inc., I-10 and Amador, Las Cruces, NM, 88001, prepared by ENCON International, November 15, 1989 (Project #114);

         3. Remediation Status Report, Truckstops of America, Inc., I-10 and Amador, Las Cruces, NM, 88001, prepared by ENCON International, March 8, 1990 (Project #114);

         4. Remediation Status Report, Truckstops of America, Inc., I-10 and Amador, Las Cruces, NM, 88001, prepared by ENCON International, April 13, 1990;

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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


         5. Letter to Ms. Suzanne Fouty, New Mexico Environmental Improvement Division ("EID"), from Alex Woelper, ENCON International, dated July 17, 1990, re: Truckstops of America Project Status, Las Cruces, New Mexico;

         6. Discharge Plan Application - Part A, New Mexico EID, prepared by ENCON International, August 1990 (Project #114);

         7. Remediation Status Report, Truckstops of America, Inc., I-10 and Amador, Las Cruces, New Mexico 88001, prepared by ENCON International, January 7, 1991 (Project #114);

         8. Letter to Mr. Peter DeSantis, BP Oil Company, from Steve Wild, New Mexico EID, dated February 5, 1991 re:
                  Characterization and Remediation of Hydrocarbon Contamination at Truckstops of America, Las Cruces, New Mexico;

         9. Letter to Mr. Peter DeSantis, BP Oil Company, from Alex Woelper, ENCON International dated February 26, 1991, re Las Cruces Truckstops Status;

         10. Letter to Mr. Peter DeSantis, BP Oil Company, from Ben Ponse, ENCON International, dated February 26, 1991, re ECON Groundwater Lab Results for February 1991;

         11. Letter to BP Oil Company from Jamie Barnes, Sergent Hauskins & Beckwith ("SHB"), April 24, 1991, re Truckstops of America I-10 and Amador, Las Cruces, New Mexico;

         12. Draft Report Summarizing Investigative & Remedial Activities, prepared by SHB, December 31, 1991 (Job No E91-4015);

         13. Tier Two Emergency & Hazardous Chemical Inventory of BP Oil Company 01052, PO Box 1600, Las Cruces facility, 2/8/92;

         14. Letter to Peter DeSantis, BP Oil Company from Rosanne Stickel, New Mexico Underground Storage Tank Bureau dated 10/9/92 re Release of Diesel fuel from underground storage tank at Truckstops of America, Las Cruces, New Mexico;

         15. Letter to State of New Mexico Environmental Department, from Scott Hooten, BP Oil Company, dated October 20, 1992, re BP Oil Site No. 01052, Truckstops of America, Las Cruces, New Mexico;

         16. Letter to Scott Hooten, BP Oil Company, from State of New Mexico Environmental Department, dated 12/17/92, re Request for Extension, Truckstops of America, Las Cruces, New Mexico;

         17. Underground Storage Tank Removal Report, Truckstops of America, Las Cruces, New Mexico, BP Facility Id. No. TSA-010-52, prepared by SHB AGRA, Inc., July 23, 1993 (Job No. E92-4103A);


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
                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY

         18. Phase I Environmental Audit of the Truckstops of America Facility located at 2092 North Motel Blvd. in Las Cruces, New Mexico, prepared by ENSR for BP Oil Company, September 1993 (Document Number 1005-040-490);

         19. Letter to Andy McIntyre, BP Oil Company, from Patrick deGruyter, New Mexico Environmental Department, dated 9/30/93, re Confirmed Petroleum Hydrocarbon Release At Truckstops of America Site, Las Cruces, New Mexico;

         20. Phase 2 Environmental Audit, Truckstops of America, Inc. Site #01052, 202 North Motel Boulevard, Las Cruces, New Mexico, prepared by Dames & Moore, October 1993 (Job No. 02335-060-121);

         21. Remedial Action Plan, Truckstops of America, Las Cruces, New Mexico, BP Facility ID No TSA-01052, prepared by SHB AGRA, November 22, 1993, (Job No. E92-4008);

         22. Letter to New Mexico Underground Storage Tank Bureau from BP Oil Company, dated 3/1/94, re Remedial Action Plan;

         23. Data Report, Schedule A Assessment Activities, Truckstops of America, Inc., Site No. 01052, 202 North Motel Boulevard, Las Cruces, New Mexico, prepared by Dames & Moore, June 9, 1994 (Job No. 02335-098-121);

         24. Gas Station Quarterly Monitoring & Product Recovery Report, Truckstops of America, Las Cruces, New Mexico, BP Facility ID No. TSA-01052, prepared by AGRA, March 1994 (Job No. E92-4008C);

         25. Tracer Tightness Test of 6 Underground Storage Tanks, Truckstops of America #01052 Site, 202 North Motel Boulevard, Las Cruces, New Mexico, prepared by US Tank Management, Inc., and Tracer Research Corp., May 16, 1994;

         26. BP Oil - Letter Reports on, Free Product Recovery, submitted to New Mexico UST Bureau, Las Cruces Facility #01052, dated December 14, 1994, November 17, 1995, October 10, 1994,
                  September 20, 1994, August 22, 1994 and March 6, 1995;

         27. BP Oil Letter Report - Data from bench - top pilot study as described in SHB AGRA Remedial Action Plan, submitted to the New Mexico UST Bureau, dated February 3, 1995;

         28. Dames & Moore Letter Report - Diesel Line Inspection, Truckstops of America Site 1052, July 22, 1994;

         29. Gas Station Quarterly Monitoring & Product Recovery Report, Truckstops of America, Las Cruces, New Mexico, BP Facility ID No, TSA-010-52, prepared by AGRA, July through September, 1994 (Job No. E92-4008C);

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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


         30. Quarterly Groundwater Monitoring & Sampling Report, Truckstops of America, Inc., Site #01052, 202 North Motel Boulevard, Las Cruces, New Mexico, prepared by Dames & Moore, May 8, 1995;

         31. Quarterly Groundwater Monitoring & Sampling Report, Truckstops of America, Inc., Site #01052, 202 North Motel Boulevard, Las Cruces, New Mexico, prepared by Dames & Moore, July 31, 1995;

         32. Quarterly Groundwater Monitoring & Sampling Report, Truckstops of America, Inc., Site #01052, 202 North Motel Boulevard, Las Cruces, New Mexico, prepared by Dames & Moore, October 16, 1995;

         33. Quarterly Groundwater Monitoring & Sampling Report, Truckstops of America, Inc., Site #01052, 202 North Motel Boulevard, Las Cruces, New Mexico, prepared by Dames & Moore, January 15, 1996;

         34. Sparging Investigation Report, Truckstops of America, Inc., Site #01052, 202 North Motel Boulevard, Las Cruces, New Mexico, prepared by AGRA, September 16, 1996; and

         35. Groundwater Monitoring Report, April 1998 Event, Truckstops of America facility #01052, Las Cruces, New Mexico, AGRA, June 24, 1998.




                                      M-7
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                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY


                                                                     SCHEDULE 1





                                              UNDERGROUND STORAGE TANKS

------------------------- ---------------------- -------------------------- -------------------- ----------------------------
          SITE                    SIZE                   MATERIAL                CONTENTS                  STATUS
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
Amarillo                      10,000 gallon      steel                      gasoline             temporarily closed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      steel                      gasoline             temporarily closed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              30,000 gallon      fiberglass                 diesel               to be installed*
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              30,000 gallon      fiberglass                 diesel               to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               8,000 gallon      fiberglass                 oil                  to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               4,000 gallon      fiberglass                 used oil             to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
Cartersville                  30,000 gallon      fiberglass                 diesel               to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              30,000 gallon      fiberglass                 diesel               to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              15,000 gallon      fiberglass                 gasoline             to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               8,000 gallon      fiberglass                 gasoline             to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               8,000 gallon      fiberglass                 oil                  to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               4,000 gallon      fiberglass                 used oil             to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
San Antonio                   30,000 gallon      fiberglass                 diesel               to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              30,000 gallon      fiberglass                 diesel               to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              15,000 gallon      fiberglass                 gasoline             to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               8,000 gallon      fiberglass                 gasoline             to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               8,000 gallon      fiberglass                 oil                  to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               4,000 gallon      fiberglass                 used oil             to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
Monroe                        10,000 gallon      plastic-coated steel       diesel               removed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      plastic-coated steel       diesel               removed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      plastic-coated steel       diesel               removed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      fiberglass                 diesel               inactive
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      plastic-coated steel       gasoline             inactive
------------------------- ---------------------- -------------------------- -------------------- ----------------------------


*       This list reflects TravelCenters' current plans for these sites.  the number, size, material and contents of the underground storage tanks to be installed could change.


                                                    THIS AGREEMENT FOR LEASE IS
                                                   CONFIDENTIAL AND PROPRIETARY






------------------------- ---------------------- -------------------------- -------------------- ----------------------------
          SITE                    SIZE                   MATERIAL                CONTENTS                  STATUS
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      plastic-coated steel       gasoline             inactive
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      plastic-coated steel       gasoline             inactive
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               8,000 gallon      fiberglass                 oil                  to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               4,000 gallon      fiberglass                 used oil             to be installed
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
Las Cruces                    20,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      fiberglass                 gasoline             active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      fiberglass                 gasoline             active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      fiberglass                 gasoline             active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               8,000 gallon      fiberglass                 oil                  active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               8,000 gallon      fiberglass                 used oil             active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
Lodi                          20,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              20,000 gallon      fiberglass                 diesel               active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                              10,000 gallon      fiberglass                 oil                  active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
                               1,000 gallon      fiberglass                 used oil             active
------------------------- ---------------------- -------------------------- -------------------- ----------------------------
Bonnieview                     No Tanks**
------------------------- ---------------------- -------------------------- -------------------- ----------------------------

** There are currently no underground storage tanks at Bonnieview. This list will be supplemented with a list of the underground storage tanks planned to be installed at Bonnieview.



                                      M-9